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                                                                   Exhibit 10.2





                          V2500-Registered Trademark-

                           GENERAL TERMS OF SALE

                                  BETWEEN

                       IAE INTERNATIONAL AERO ENGINES AG

                                    AND

                             NEW AIR CORPORATION

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                                     INDEX

Commencement
Recitals

CLAUSE 1  DEFINITIONS

CLAUSE 2  SALE OF PURCHASED ITEMS
          2.1   Intent
          2.2   Agreement to Place Orders
          2.3   Type Approval and Changes in Specification
          2.4   Inspection and Acceptance
          2.5   Delivery, Shipping, Title and Risk of Loss or Damage
          2.6   Price
          2.7   Payment

CLAUSE 3  SPARE PARTS PROVISIONS
          3.1   Intent and Term
          3.2   ATA Standards
          3.3   Initial Provisioning
          3.4   Change in Initial Provisioning Data
          3.5   Discontinuance of Initial Provisioning Data,
                Use of Procurement Data
          3.6   Stocking of Spare Parts by IAE
          3.7   Lead Times
          3.8   Ordering Procedure
          3.9   Modifications to Spare Parts
          3.10  Inspection
          3.11  Delivery and Packing
          3.12  Prices
          3.13  Payment
          3.14  Purchase by New Air from Others
          3.15  Special Tools, Ground Equipment and Consumable
                Stores
          3.16  Conflict

CLAUSE 4  WARRANTIES, GUARANTEES AND LIABILITIES

CLAUSE 5  PRODUCT SUPPORT

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CLAUSE 6  MISCELLANEOUS
          6.1   Delay in Delivery
          6.2   Patents
          6.3   Credit Reimbursement; Right of Setoff
          6.4   Non-Disclosure and Non-Use
          6.5   Taxes
          6.6   Amendment
          6.7   Assignment
          6.8   Exhibits
          6.9   Headings
          6.10  Law
          6.11  Notices
          6.12  Exclusion of Other Provisions and Previous Understandings
          6.13  Conditions Precedent
          6.14  Termination

EXHIBIT A
                CONTRACT SPECIFICATIONS

EXHIBIT B       SCHEDULES
   EXHIBIT B1       AIRCRAFT DELIVERY SCHEDULE
   EXHIBIT B2       PURCHASED ITEMS, PRICE, ESCALATION
                    FORMULA AND DELIVERY

EXHIBIT C       PRODUCT SUPPORT PLAN

EXHIBIT D       WARRANTIES, GUARANTEES AND PLANS
           D-1  V2500 ENGINE AND PARTS SERVICE POLICY
           D-2  V2500 NACELLE AND PARTS SERVICE POLICY
           D-3  V2500 NON-INSTALLATION ITEMS WARRANTY
           D-4  V2500 REALIABILITY GUARANTEE
           D-5  V2500 DELAY AND CANCELLATION GUARANTEE
           D-6  V2500 INFLIGHT SHUTDOWN GUARANTEE
           D-7  V2500 FUEL CONSUMPTION RETENTION GUARANTEE
           D-8  V2500 EXHAUST GAS TEMPERATURE GUARANTEE
           D-9  V2500 MAINTENANCE COST GUARANTEE

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THIS CONTRACT is made this 4th day of May, 1999

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG       a joint stock company organized and
                                        existing under the laws of
                                        Switzerland, with a place of business
                                        at 400 Main Street, M/S 121-10, East
                                        Hartford, Connecticut 06108, USA,
                                        (hereinafter called "IAE") and

NEW AIR CORPORATION                     a corporation organized and existing
                                        under the laws of Delaware (hereinafter
                                        called "New Air"), whose principal place of business is at 6322 South 3000 East, Suite L201, Salt Lake City, Utah 84121

WHEREAS:

A New Air has decided to acquire new A320 family aircraft to be powered by IAE V2500 Propulsion Systems, and

B. IAE is prepared to supply to New Air V2500 engines, modules, spare parts, special tools, ground equipment, product support services and consumable stores for the support and operation of the V2500 Propulsion Systems.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

CLAUSE 1 DEFINITIONS

In this Contract unless the context otherwise requires:

1.1 "Aircraft" shall mean (i) the twenty-five (25) new Airbus A320-200 aircraft each powered by V2527-A5 series engines (the "Firm Aircraft"), and (ii) New Air's right to purchase an additional fifty (50) Airbus A320 family aircraft each powered by V2500-A5 series engines (the "Option Aircraft"), comprising options to purchase twenty-five (25) new Airbus A320 family aircraft each powered by V2500-A5 series engines (the "Option A320 Family Aircraft") and reserve options to purchase twenty-five (25) new Airbus A320 family aircraft each powered by V2500-A5 series engines (the "Reserve Option A320 Family Aircraft"), all for delivery as set forth in Exhibit B1 to this Contract.

1.2 "Aircraft Manufacturer" or "Airbus" shall mean Airbus Industrie G.I.E., a groupement d'interet economique, with its principal place of business at 1, Rond Point Maurice Bellonte, 31707 Blagnac Cedex, France, together with its successors and assigns.

1.3 "Basic Contract Price" shall mean the basic price of each of the Purchased Items as specified in Exhibit B2 to this Contract.

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1.4      "Certification Authority" shall mean the regulatory authority referred to in Exhibit A responsible for the type certification of the Engine.

1.5 "Engine(s)" shall mean the IAE V2500 aero engine described in the Specifications.

1.6 "Initial Provisioning" Shall mean the establishment by New Air of an initial stock of Spare Parts.

1.7 "Initial Provisioning Data" shall mean information supplied by IAE to New Air for Initial Provisioning purposes.

1.8 "Initial Provisioning Orders" shall mean orders for Spare Parts for Initial Provisioning purposes.

1.9 "Installation Items" shall mean Engines described in the Specification, modules, accessories, exhaust systems, nacelles and all ancillary equipment therefor which are being supplied pursuant to this Contract for installation on the Aircraft.

1.10 "Lead Time" shall mean the period specified in the Spare Parts Catalog which represents the minimum time required between acceptance by IAE of an order by New Air for Supplies and commencement of delivery of such Supplies.

1.11 "Leased Aircraft" shall mean the seven (7) ]eased A320 aircraft to be acquired by New Air in accordance with the delivery schedule set forth in Exhibit B1 to this Contract.

1.12 "Non-Installation Items" shall mean jigs, tools, handling and transportation equipment and all equipment whatsoever to be supplied pursuant to this Contract for use with the Installation Items and not for installation on the Aircraft.

1.13 "Other Supplies" shall mean special tools, ground equipment and consumable stores (e.g., oils, greases, dyes and penetrants).

1.14 "Procurement Data" shall mean information supplied by IAE to New Air about Spare Parts required to replenish the initial stock.

1.15 "Purchased Items" shall mean those Installation Items and Non-Installation Items specified in Exhibit B2 to this Contract.

1.16 "Service Bulletins" shall mean those service bulletins containing advice and instructions issued by IAE to New Air from time to time in respect of Engines.

1.17 "Spare Parts" shall mean spare parts for Engines excluding the items listed in the Specification as being items of supply by New Air.

1.18 "Spare Parts Catalog" shall mean the catalog published by IAE from time to time providing a description, Lead Time and price for Spare Parts, tools and Vendor Parts available for purchase from IAE.

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1.19     "Specification" shall mean the IAE Engine Specification Nos., S24A5/2,
         S27A5/2 and S33A5/2 which form Exhibits A1, A2 and A3 respectively to this Contract.

1.20 "Supplies" shall mean Installation Items, Non-Installation Items, Spare Parts and any other goods or services supplied pursuant to this Contract.

1.21 "Vendor Parts" shall mean Spare Parts described in Initial Provisioning Data or Procurement Data which are not manufactured pursuant to the detailed design and direction of IAE.

CLAUSE 2 SALE OF PURCHASED ITEMS

2.1      INTENT

         IAE agrees to sell to New Air and New Air agrees to buy from IAE, the Purchased Items, in accordance with the provisions of this Contract.

2.2      AGREEMENT TO PURCHASE

         2.2.1 New Air agrees (i) to purchase from the Aircraft Manufacturer no less than twenty-five (25) Firm Aircraft, and (ii) to procure from the Aircraft Manufacturer options to purchase twenty-five (25) Option A320 Family Aircraft and twenty-five
                  (25) Reserve Option A320 Family Aircraft, all to be powered by new V2500-A5 Propulsion Systems for delivery according to the schedule set forth in Exhibit B1 to this Contract.

         2.2.2 New Air hereby places a firm and unconditional order with IAE for the purchase of a minimum of five (5) new V2527-A5 spare Engines (the "Firm Spare Engines") for delivery according to the schedule set forth in Exhibit B2 to this Contract.

         2.2.3 New Air agrees to place a firm and unconditional order with IAE to purchase sufficient quantities and appropriate thrust ratings of new spare Engines to support the Option Aircraft purchased by New Air and to maintain a minimum direct ratio (rounding up when the required number of option spare Engines reaches a fractional value) of delivered new option spare Engines to delivered new option installed V2500 Engines of [****] for the V2524-A5, V2527-A5 and V2533-A5 powered
                  Option Aircraft, for delivery in accordance with the delivery schedule set forth in Exhibit B2 to this Contract (the "Option Spare Engines").

2.3      TYPE APPROVAL AND CHANGES IN SPECIFICATION

         2.3.1 The Purchased Items will be manufactured to the standards set forth in the Specification. After the date of this Contract the Purchased Items may be varied from the standards set forth in the Specification and other IAE manufacturing specifications from time to time by Change Orders in writing which shall set forth in detail:



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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                  2.3.1.1  The changes to be made in the Purchased Items and

                  2.3.1.2 The effect (if any) of such changes on the Specification (including but not limited to performance and weight), on interchangeability of the Purchased Items in the airframe, on prices and on dates of delivery of the Purchased Items.

         Change Orders shall not be binding on either party until signed by IAE and New Air but upon being so signed shall constitute amendments to this Contract.

         2.3.2 IAE may make any changes in the Purchased Items which do not adversely affect the Specification, (including but not limited to performance and weight), interchangeability of the Purchased Items in the airframe, prices or dates of delivery of the Purchased Items. In the case of such permitted changes, a Change Order shall not be required or if issued shall not be binding until signed by IAE and New Air.

         2.3.3 At the time of delivery of the Purchased Items there is to be in existence a Type Approval Certificate for the Purchased Items in accordance with the provisions of the Specification.

         2.3.4 The Specification has been drawn with a view to the requirements of the Certification Authority and the official interpretations of such requirements in existence at the date of this Contract (such requirements and interpretations being hereinafter referred to as "Current Rules"). Subject to Clause
                  2.3.2 above, IAE and New Air agree that they will execute an appropriate Change Order in respect of any change required to the Purchased Items to enable such Purchased Items to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of such Purchased Items.

         2.3.5    The price of any Change Order is to be borne:

                  2.3.5.1 in the case of changes required to conform to the Current Rules - by IAE; and

                  2.3.5.2  in any other case - by New Air.

2.4      INSPECTION AND ACCEPTANCE

         2.4.1 Conformance of Purchased Items which are Engines to the Specification will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. An Export Certificate of Airworthiness or a Certificate of Conformity (as the case may be) will be issued and signed by personnel authorized for such purposes.

         2.4.2 Conformance of Purchased Items which are Non-Installation Items to the Specification will be assured by IAE conformance documentation.

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         2.4.3    Upon delivery pursuant to Clause 2.5.1 below and the issue of an Export Certificate of Airworthiness or a Certificate of Conformity pursuant to Clause 2.4.1 above or IAE conformance documentation pursuant Clause 2.4.2 above, New Air shall be deemed to have accepted the Purchased Items and that the Purchased Items conform to the Specification. IAE shall, upon written request from New Air and subject to the permission of the appropriate governmental authorities, arrange for New Air to have reasonable access to the appropriate premises in order to examine the Purchased Items prior to the issue of conformance documentation and to witness Engine acceptance tests.

         2.4.4 If New Air is unable to accept, refuses or otherwise hinders delivery, or if IAE at New Air's written request agrees to delay delivery, of any of the Purchased Items, New Air shall nevertheless pay or cause IAE to be paid therefor as if, for the purposes of payment only, the Purchased Items had been delivered.

         2.4.5 In any of the cases specified in Clause 2.4.4 above, New Air shall also pay to IAE such reasonable sum as IAE shall require in respect of storage, maintenance and insurance of those Purchased Items.

2.5      DELIVERY, SHIPPING, TITLE AND RISK OF LOSS OR DAMAGE

         2.5.1 IAE will deliver the Purchased Items, at its option, either Ex-Works (INCOTERMS 1990) Connecticut, U. S. A. or Ex-Works (INCOTERMS 1990) Derby, England, in accordance with the delivery schedule set out in Exhibit B2 to this Contract.


         2.5.2 Upon such delivery, title to and risk of loss of or damage to the Purchased Items shall pass to New Air.

         2.5.3 New Air will notify IAE at least four (4) weeks before the scheduled time for delivery of the Purchased Items of its instructions as to the marking and shipping of the Purchased Items.

2.6      PRICE

         The Purchase Price for each of the Purchased Items shall be the Basic Contract Price, amended pursuant to Clause 2.3 above, and escalated in accordance with the escalation formula contained in Exhibit B2 to this Contract.

2.7      PAYMENT

         2.7.1    New Air will make payment in United States Dollars as follows:

                  2.7.1.1 Upon signature of this Contract, to the extent that such amount has not already been paid by New Air, New Air shall pay to IAE a non-refundable deposit of [****] of the Estimated Purchase Price of the Purchased Items.



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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                  2.7.1.2  Eighteen (18) months before the scheduled delivery of each of the Purchased Items, New Air shall pay to IAE a further non-refundable deposit of [****] of the Estimated Purchase Price of such item.

                  2.7.1.3 Twelve (12) months before the scheduled delivery of each of the Purchased Items, New Air shall pay to IAE a further non-refundable deposit of [****] of the Estimated Purchase Price of such item.

                  2.7.1.4 Immediately prior to the delivery of each of the Purchased Items, New Air shall pay to IAE the balance of the Purchase Price of such item.

         2.7.2 IAE shall have the right to require New Air to make additional deposits in respect of price changes arising from the provisions of Clause 2.3 above on a similar basis to that specified in Clause 2.7.1 above.

         2.7.3 New Air undertakes that IAE shall receive the full amount of payments falling due under this Clause 2.7, without any withholding or deduction whatsoever.

         2.7.4 All payments under this Clause 2.7 shall be made by cable or telegraphic transfer and shall be deposited not later than the due date of payment with:

                         Fleet Bank N.A.
                         175 Water Street
                         New York, NY 10038-4924
                         Account No. 2982-00-8199
                         ABA No. 021200339

                  or as otherwise notified from time to time by IAE.

         2.7.5 For the purpose of this Clause 2.7 "payment" shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in Clause 2.7.4 above.

         2.7.6    If New Air fails to make any payment for any Purchased
                  Item on or before the date when such payment is due, then, without prejudice to any of IAE's other rights, IAE will
                  (a) be entitled to charge interest on the overdue amount, at the rate of 1.5% per month, from the date such payment was due to the date such payment is made and (b) have the right (but not the obligation) to suspend work on the manufacture of such Purchased Item pending the remedy of such failure and to reschedule the date of delivery of such Purchased Item following the cure of such failure.

         2.7.7 For the purpose of this Clause 2.7, the "Estimated Purchase Price" of any of the Purchased Items shall be calculated in accordance with the following formula.

                  P = B x [****](N)

                   where:

                         P is the Estimated Purchase Price

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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                         B is the applicable Basic Contract Price
                         N is the year of scheduled delivery minus the
                           year for which the Basic Contract Price is defined.

CLAUSE 3 SPARE PARTS PROVISIONS

3.1      INTENT AND TERM

         3.1.1 For as long as New Air owns and operates one or more Aircraft in regular commercial service and is not in breach of any of its obligations to IAE under the Contract, IAE shall provide that reasonably adequate supplies of Spare Parts are available for sale to New Air under this Contract. In consideration thereof, IAE shall sell to New Air and, except as hereinafter provided, New Air shall buy from IAE, New Air's requirements of the following Spare Parts:

                  3.1.1.1 All Spare Parts manufactured pursuant to the detailed design and order of IAE where IAE is the only source from which New Air can purchase such Spare Parts in an unused condition and in quantities sufficient to meet New Air's requirements; and

                  3.1.1.2 Vendor Parts for which direct supply arrangements between the manufacturers of such Vendor Parts and New Air cannot be established. Except for the purposes of Initial Provisioning pursuant to Clause
                           3.3 below, New Air shall notify IAE in writing not less than twelve (12) months before scheduled delivery requested by New Air that New Air intends to purchase such Vendor Parts from IAE.

         3.1.2 In an emergency, IAE shall sell to New Air Vendor Parts which it is not obliged to sell under this Contract, but which it has in stock or otherwise has reasonably available to it.

3.2      ATA STANDARDS

         The parties to this Contract shall comply with the requirements of ATA Specifications 2000 and 300, provided that the parties shall be entitled to negotiate reasonable changes in those procedures or requirements of the said specifications which, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty. In particular, on written notification by New Air to IAE prior to placement of Initial Provisioning orders, IAE would agree to the use of ATA Specification 200 instead of ATA Specification 2000.

3.3      INITIAL PROVISIONING

         3.3.1 To assist New Air's Initial Provisioning, IAE shall supply New Air with Initial Provisioning Data in accordance with ATA Specification 2000, subject to Clause 3.2 above.

         3.3.2 Details of the format and precise nature of the said Initial Provisioning Data, including the applicable revision numbers of ATA Specification 2000,


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                  definition of Spare Parts Categories, and Lead Times, and
                  agreement on technical publications shall be agreed between IAE and New Air at a preliminary meeting held for this purpose at a time and place to be agreed.

         3.3.3 The said Initial Provisioning Data shall cover all Spare Parts, including agreed Vendor Parts, which in IAE's opinion may be reasonably required for New Air's operation of the Installation Items.

         3.3.4 Before New Air places Initial Provisioning Orders, a conference shall be held for the review of Initial Provisioning Data supplied by IAE under Clause 3.3.1 above. The said conference shall be held as soon as possible before first Aircraft delivery and shall be attended by the personnel of each party directly responsible for Initial Provisioning.

3.4      CHANGE IN INITIAL PROVISIONING DATA

         IAE shall, free of charge, progressively and promptly revise Initial Provisioning Data in accordance with ATA Specification 2000 to take into account any changes which may materially affect provisioning decisions.

3.5      DISCONTINUANCE OF INITIAL PROVISIONING DATA - USE OF PROCUREMENT DATA

         3.5.1 Use of Initial Provisioning Data shall be discontinued on a date to be agreed by the parties hereto, but in any event no later than the date of delivery of the last Aircraft firmly ordered by New Air at the date of this Contract. On or before the said date IAE shall furnish New Air with Procurement Data complying with ATA Specification 2000 and shall revise, free of charge, the said Procurement Data as a matter of routine thereafter.

         3.5.2 Procurement Data shall be used to enable New Air to continue to order Spare Parts to support the Installation Items.

3.6      STOCKING OF SPARE PARTS

         Upon request, New Air shall provide IAE with information reasonably required to enable IAE to plan and organize the manufacture and stocking of Spare Parts.

3.7      LEAD TIMES

         3.7.1 Spare Parts for Initial Provisioning shall be delivered on or before the dates specified in New Air's orders, provided that the said dates comply with lead times and do not call for delivery more than three (3) months before the scheduled date of delivery of the first Leased Aircraft to New Air and provided further that delivery of the total Initial Provisioning quantity shall be effected in line with New Air's fleet build up and Aircraft utilization.

         3.7.2 Except as herein provided, replenishment Spare Parts shall be delivered within the Lead Time specified In the IAE Spare Parts Catalog, except for

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                  certain major Spare Parts which shall be designated in Initial
                  Provisioning Data and Procurement Data as being available at prices and lead times to be quoted upon request.

         3.7.3 If any order for replenishment Spare Parts shall call for a quantity materially in excess of New Air's normal requirements, IAE shall notify New Air and may request a special delivery schedule. If New Air confirms that the full quantity ordered is required, delivery of the order shall be effected at delivery dates specified by IAE and the Lead Times provided by this Clause shall not apply.

         3.7.4 In an emergency, IAE shall endeavor to deliver Spare Parts, including certain major Spare Parts referred to in Clause
                  3.7.2 above, within the time limits specified by New Air. The action to be taken on such orders shall be advised as follows within the following time periods from IAE's receipt of such notice:

                  3.7.4.1  AOG (Aircraft on Ground) orders - within 4 hours;

                  3.7.4.2 Critical (imminent AOG or work stoppage) - within 24 hours;

                  3.7.4.3 Expedite (less than published or quoted lead time) - within 7 days.

3.8      ORDERING PROCEDURE

         3.8.1 After receipt of Initial Provisioning Data, New Air shall place, its Initial Provisioning Orders in sufficient time to allow IAE to commence delivery prior to delivery of the first Aircraft. New Air shall use its best efforts to give priority to ordering major items designated in the Initial Provisioning Data.

         3.8.2 Subsequent orders for Spare Parts shall be placed by New Air from time to time as may be appropriate. New Air shall give IAE as much notice as possible of any change in its operation, including, but not limited to, changes in maintenance or overhaul arrangements affecting its requirements of Spare Parts, including Vendor Parts.

         3.8.3 IAE shall promptly acknowledge receipt of each order for Spare Parts in accordance with ATA Specification 2000 procedure. Unless qualified, such acknowledgment, subject to variation in accordance with Clause 3.7.3 above, shall constitute an acceptance of the order under the terms of this Contract.

         3.8.4 If IAE notifies New Air that certain Spare Parts are packed in standard package quantities (hereinafter called "SPQs"), New Air's subsequent orders for such Spare Parts shall be for SPQs or multiples thereof.

         3.8.5 Unless New Air shall have specified "Total Quantity Required" on its orders, IAE shall be entitled to consider an order for inexpensive Spare Parts

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

                  complete if at least 90% of the quantity ordered is delivered. For the purpose of this Clause the term "inexpensive" shall mean a price listed in the IAE Spare Parts Catalog at less than Ten U.S. Dollars ($10) per unit, but shall be subject to change by IAE from time to time.

         3.8.6 Not later than the time of placing Initial Provisioning Orders, New Air shall provide IAE in writing with full shipping instructions applicable to both Initial Provisioning Orders and to subsequent standard replenishment orders for Spare Parts to be placed by New Air.

3.9      MODIFICATIONS TO SPARE PARTS

         3.9.1 IAE shall be entitled to make modifications or changes to the Spare Parts ordered by New Air hereunder. IAE shall promptly inform New Air by means of Initial Provisioning Data, Procurement Data and Service Bulletins when such modified Spare Parts (or Spare Parts introduced by a repair scheme) become available for supply hereunder. Notification of such availability shall be given to New Air before delivery.

         3.9.2 Modified Spare Parts shall be substituted for Spare Parts ordered unless the modifications stated in Service Bulletins, in the recommended or optional category are considered by New Air to be unacceptable and New Air so states in writing to IAE within ninety (90) days of the transmittal date of a Service Bulletin, in which case New Air shall be entitled to place a single order for New Air's anticipated total requirement of pre-modified Spare Parts, at a price and delivery schedule to be agreed.

         3.9.3 Unless New Air notifies IAE in writing under the provisions of Clause 3.9.2 hereof IAE may supply at the expense of New Air a modification of any Spare Part ordered (including any additional Spare Part needed to ensure interchangeability), provided that the said modification has received the approval of the Certification Authority. The delivery of such Spare Parts shall begin on dates indicated by Service Bulletin. The delivery schedule shall be agreed at the time when orders for modifications are accepted by IAE.

         3.9.4 If Spare Parts required for incorporation of a modification are not ordered as a kit, New Air's orders must distinguish them from normal replacement Spare Parts in accordance with ATA Specification 2000.

3.10     INSPECTION

         3.10.1 Conformance to the Specification of Installation Items will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation will be issued and signed by personnel authorized for such purpose.

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         3.10.2   Conformance of Non-Installation Items will be assured by IAE conformance documentation.

         3.10.3 Upon the issue of conformance documentation in accordance with Clauses 3.10.1 or 3.10.2 above, New Air shall be deemed to have accepted the Installation Items and Non-Installation Items and that such Items conform to the applicable specification.

3.11     DELIVERY AND PACKING

         3.11.1 IAE shall deliver Spare parts and Other Supplies Ex-Works (INCOTERMS 1990), the point of manufacture. Shipping documents and invoices shall be in accordance with ATA Specification 2000.

         3.11.2 Upon such delivery, title to and risk of loss of or damage to the said Spare Parts and Other Supplies shall pass to New Air.

         3.11.3 In accordance with ATA Specification 2000 requirements, New Air shall advise IAE at time of order of its instructions as to the marking and shipping of the Spare Parts and Other Supplies.

         3.11.4 The packaging of Spare Parts shall normally be in accordance with ATA Specification 300 Category 2 standard and shall be free of charge to New Air. Category 1 standard packaging, if required by New Air, shall be paid for by New Air.

3.12     PRICES

         3.12.1 Subject to Clause 3.7.2 above, prices of all Spare Parts shall be quoted in U.S. Dollars, in the IAE Spare Parts Price Catalog, Initial Provisioning Data and Procurement Data. Such prices shall represent net unit prices, Ex-Works (INCOTERMS
                  1990) the point of manufacture.

         3.12.2 Prices applicable to each order placed by New Air hereunder shall be the prices in effect on the date IAE receives such order, except when delivery of Spare Parts against any order is scheduled to take place after the Lead Time stated in the IAE Spare Parts Price Catalog, in which event the prices for such items shall be those prices in effect ninety (90) days prior to the scheduled time for delivery in accordance with Clause 3.12.3 below.

         3.12.3 IAE may adjust its prices for Spare Parts upon not less than ninety (90) days notice to New Air, except that prices for Spare Parts quoted in Initial Provisioning Data shall be firm, provided that:

                  3.12.3.1 Orders are placed within three (3) months of receipt by New Air of Initial Provisioning Data, and

                  3.12.3.2 Ordered quantities are agreed by IAE, and


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                  3.12.3.3 Deliveries are scheduled to be made prior to the
                           scheduled date for delivery of the first Aircraft (as it was scheduled at the date of supply by IAE of Initial Provisioning Data).

                  If for any reason orders are placed or subsequently rescheduled to specify delivery more than six (6) months after the date of first Aircraft delivery (as it was scheduled at the date of supply by IAE of Initial Provisioning Data), then the prices for such items shall be those prices in effect ninety (90) days prior to the scheduled time for delivery of such items against a schedule commensurate with New Air fleet build up and Aircraft utilization. Notwithstanding the above, individual price errors in the calculation of prices may be adjusted without advance notice to New Air.

         3.12.4 On request by New Air, prices of Spare Parts or other materials not included in the Spare Parts Price Catalog shall be quoted within a reasonable time by IAE.

3.13     PAYMENT

         3.13.1 Payment for all purchases under this Clause 3 shall be made by New Air to IAE within thirty (30) days after the date of delivery.

         3.13.2 New Air undertakes that IAE shall receive payment in U.S. Dollars of the full amount of payments falling due under this Clause 3.13, without any withholding or deduction whatsoever.

         3.13.3 All payments under this Clause 3.13 shall be made by cable or telegraphic transfer to, and shall be deposited not later than the due date of payment with:

                                Fleet Bank N.A.
                                175 Water Street
                                New York, NY 10038-4924
                                Account No. 2982-00-8199
                                ABA No. 021200339

                  or as otherwise notified from time to time by IAE.

         3.13.4 For the purpose of this Clause 3.13, payment shall only be deemed to have been made to the extent immediately available funds are received in the account specified in sub-clause
                  3.13.3 above.

         3.13.5 Notwithstanding Clause 3.13.1 above, payments for all purchases shall be due from New Air upon delivery, or at IAE's option prior to delivery of the purchased items upon the occurrence of any of the following events: (a) a receiver or trustee is appointed of any of New Air's property, or
                  (b) New Air is adjudicated or voluntarily becomes a bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) New Air becomes


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                  insolvent or makes an assignment for the benefit of creditors, or (d) an execution is issued pursuant to a judgment rendered against New Air, or (e) New Air is unable or refuses to make payment to IAE in accordance with any of New Air's obligations to IAE.

         3.13.6 If New Air fails to make any payment for any Spare Parts or Other Supplies on or before the date when such payment is due, then, without prejudice to any other rights set forth herein or under applicable law, IAE will be entitled to charge interest on the overdue amount, at the rate of 1.5% per month, from the date such payment was due to the date such payment is made.

3.14     PURCHASE BY NEW AIR FROM OTHERS

         3.14.1 New Air may purchase from another A320 family aircraft operator Spare Parts, which by virtue of Clause 3.1 above are required to be purchased from IAE:

                  3.14.1.1 on an occasional basis; or

                  3.14.1.2 where the said operator has published details of
                           excessive stock holdings of the Spare Parts concerned; or

                  3.14.1.3 pursuant to a pooling arrangement or joint use
                           agreement between New Air and the said operator.

         3.14.2 Subject to the conditions specified below, in the following circumstances New Air may obtain from established and approved sources, other than IAE or other Aircraft operators, Spare Parts which by virtue of Clause 3.1 above are required to be purchased from IAE:

                  3.14.2.1 as a temporary expedient in the event of a temporary but material failure by IAE to supply Spare Parts as required herein; or

                  3.14.2.2 during any period when IAE is hindered or prevented from delivering Spare Parts due to circumstances beyond its control provided New Air is thereby able to obtain the Spare Parts it requires sooner than IAE is able to supply them, and provided further that New Air will not unreasonably thereby increase its stock of the Spare Parts; or

                  3.14.2.3 where IAE identifies a Spare Part as a standard
                           part.

                  New Air's rights under Clause 3.14.2 above are subject to New Air being unable to satisfy its requirements for Spare Parts under the provisions of Clause 3.14.1 above.

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         3.14.3   Nothing in this Clause 3.14 shall be deemed to extend the
                  obligations of IAE or to diminish the limitations upon such obligations under the Warranties referred to in Clauses 4.1 and 4.2 below.

         3.14.4 Notwithstanding any extension of the time of delivery in accordance with the provisions of Clause 6.1.1 below, New Air shall be entitled to cancel all or part of any order on IAE for Spare Parts which, pursuant to the terms of Clauses
                  3.14.2.1 and 3.14.2.2 are purchased from another source by giving reasonable written notice to IAE of cancellation of the said order.

         3.14.5 In the event that New Air purchases Spare Parts under Clause 3.14, New Air shall give written notice to IAE of the extent of such purchase supported by any other technical information which IAE may reasonably require.

3.15     SPECIAL TOOLS, GROUND EQUIPMENT AND CONSUMABLE STORES

         By mutual agreement, IAE may sell Other Supplies to New Air subject to the terms and conditions of this Contract, but the detailed procedures of this Contract with regard to Initial Provisioning, Procurement Data, prices, stocking and Lead Time shall not apply. Technical data for special tools and ground equipment shall be in accordance with ATA Specification 101.

3.16     CONFLICT

         In the event of any conflict between the provisions of this Contract and the provisions of ATA Specifications 101, 200, 2000 and 300, the provisions of this Contract shall prevail.

CLAUSE 4 WARRANTIES, GUARANTEES AND LIABILITIES

4.1 IAE warrants to New Air that, at the time of delivery, the Supplies sold hereunder will be free of defects in material and manufacture, and will conform substantially to applicable specifications. IAE's liability and New Air's remedies under this warranty are limited to the repair or replacement, at IAE's election, of Supplies or parts thereof returned to IAE at the factory of manufacture which are shown to IAE's reasonable satisfaction to have been defective; provided, that written notice of the defect shall have been given by New Air to IAE within ninety (90) days after the first operation or use of the Supplies (or if the Supplies are installed in new Aircraft, within ninety (90) days after acceptance of such Aircraft by its first operator) but in no event later than one (1) year after the date of delivery of such Supplies by IAE. Transportation charges for the return of Supplies to IAE pursuant to this Clause 4.1 and their reshipment to New Air and the risk of loss thereof will be borne by IAE only if the Supplies are returned in accordance with written shipping instructions from IAE and judged by IAE to be defective.

4.2      In addition, IAE grants and New Air accepts the following:

         4.2.1    V2500 Engine and Parts Service Policy



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                                                                Page 17 of 131

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         4.2.2    V2500 Nacelle and Parts Service Policy

         4.2.3    V2500 Non-Installation Items Warranty

         4.2.4    V2500 Reliability Guarantee

         4.2.5    V2500 Delay and Cancellation Guarantee

         4.2.6    V2500 Inflight Shutdown Guarantee

         4.2.7    V2500 Fuel Consumption Retention Guarantee

         4.2.8    V2500 Exhaust Gas Temperature Guarantee

         4.2.9    V2500 Maintenance Cost Guarantee

The Service Policies, Warranties and Guarantees referred to in this Clause 4.2 are hereinafter called the "Warranties". The above Service Policies, Warranties and Guarantees together form Exhibit D to this Contract.

4.3 The parties agree that those of the Warranties set out in Clauses 4.2.1 and 4.2.2 above shall apply to any equipment which falls within the type of equipment covered by those Warranties, which are manufactured, supplied or inspected by IAE howsoever and whenever (whether before, on or after the date first above written) acquired by New Air from whatsoever source including but not limited to any V2500 aero engines and any associated equipment therefor, and any parts for such engines and associated equipment which form part of any aircraft acquired from the manufacturer.

4.4 The Warranties are personal to New Air and the obligations of IAE thereunder shall only apply insofar as New Air owns and operates the Supplies covered thereunder.

4.5 New Air shall inform any entity to whom it intends to sell, lease, loan or otherwise dispose of any of the Supplies or equipment referred to in Clause 4.3 above that such entity may obtain from IAE a direct warranty agreement incorporating those of the Warranties set out in Clauses 4.2.1 and 4.2.2. New Air shall also use its reasonable endeavors to ensure that such entity shall enter into a direct warranty agreement with IAE prior to delivery of any of the Supplies or such equipment to such entity.

4.6 IAE and New Air agree that the intent of the Warranties provided in Clause 4.2 is to provide specified benefits or remedies to New Air as a result of specified events. It is not the intent, however, to duplicate benefits or remedies provided to New Air by IAE or another source (e.g., another equipment manufacturer or lessor) as a result of the same event or cause. Therefore, notwithstanding the terms of the Warranties, New Air agrees that it shall not be eligible to receive benefits or remedies from IAE if it stands to receive or has received duplicate benefits or remedies from IAE or another source as a result of the same event or cause. Furthermore, in no event shall

                                                                Page 18 of 131

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         IAE be required to provide duplicate benefits to New Air and any other party such as a leasing company as a result of the same event or cause.

4.7 New Air accepts that the Warranties granted to New Air under Clauses 4.1, 4.2 and 4.3 above together with the express remedies provided to New Air in respect of the Supplies in accordance with this Contract are expressly in lieu of, and New Air hereby waives, all other remedies, conditions and warranties, expressed or implied including without limitation, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, and all other obligations and liabilities whatsoever of IAE and of its shareholders whether in contract or in tort or otherwise for any defect, deficiency, failure, malfunctioning or failure to function of any item of the Supplies or of the equipment referred to in Clause 4.3 above, howsoever and whenever acquired by New Air from whatever sources. New Air agrees that neither IAE nor any of its shareholders shall be liable to New Air upon any claim therefor or upon any claim howsoever arising out of the manufacture or supply or inspection by IAE or any of its shareholders of any item of the Supplies or of such equipment or any other item of whatever nature, whether in contract or in tort or otherwise, except as expressly provided in the said Warranties, and New Air assumes all risk and liability whatsoever not expressly assumed by IAE in the said Warranties.

4.8 IAE and New Air agree that this Clause 4 has been the subject of discussion and negotiation, is fully understood by the parties and the price of the Supplies and other mutual agreements of the parties set forth in this Contract are arrived at in consideration of:

         4.8.1    the express Warranties of IAE and New Air's rights thereunder;
                  and

         4.8.2    the exclusions, waivers and limitations set forth in Clause
                  4.7 above.

CLAUSE 5 PRODUCT SUPPORT SERVICES

5.1 IAE will make available to New Air the Product Support Services described in Exhibit C to this Contract. Except when identified in such Exhibit C as being at additional cost or as requiring separate contractual arrangements, such Product Support Services shall be supplied at no additional charge to New Air and subject to the provisions of this Contract. IAE may delegate the performance of product support services to an affiliated company or any of IAE's shareholders.

5.2 New Air will provide to any IAE customer support representative(s) working at its facility, free of charge:

         (a) reasonable, secure office accommodation including furniture and office equipment and

         (b)      access to telephone, facsimile and secretarial services and

                                                                Page 19 of 131

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         (c)      access to such first-aid and emergency assistance as is
                  customarily provided to New Air's own employees and

         (d) airfare, accommodations, and subsistence during any period in which the customer support representative(s) is required by New Air to travel away from such customer support representative(s)' normal location at New Air.

         New Air further agrees that such customer support representative(s) will be entitled to all reasonable working benefits allowed pursuant to normal IAE practice, including but not limited to, leaves of absence relating to vacation, holiday and sick time.

CLAUSE 6 MISCELLANEOUS

6.1      DELAY IN DELIVERY

         6.1.1 If IAE is hindered or prevented from performing any obligation hereunder including but not limited to delivering any of the Supplies within the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of:

                  6.1.1.1  any cause beyond the reasonable control of IAE, or

                  6.1.1.2 fires, industrial disputes or introduction of essential modifications the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented, and IAE shall not be under any liability whatsoever in respect of such delay.

         6.1.2 If, by reason of any of the causes embraced by Clause 6.1.1 above, IAE is hindered or prevented from delivering any goods (which are the same as and include the Supplies) to purchasers (including New Air) then IAE shall have the right to allocate in good faith such goods, as they become available, at its own discretion among all such purchasers and IAE shall not be under any liability whatsoever to New Air for delay in delivery to New Air resulting from such allocation by IAE and the time for delivery shall be extended by a period equal to the delay resulting from such allocation by IAE.

         6.1.3 Should IAE inexcusably delay performance of any obligation hereunder including but not limited to delivery of any item of the Supplies beyond the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract), then in respect of the first two
                  (2) months of such delay, IAE shall not be under any liability whatsoever and thereafter in respect of any further delay in delivery the damages recoverable by New Air from IAE as New Air's sole remedy shall be its reasonable actual damages in an amount not to exceed [****] of the purchase price of the item of Supplies so delayed in respect of each [****] such further delay (and prorata for any period of less than [****]) subject

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                                                                Page 20 of 131

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                  to an overall maximum of [****] of the purchase price of the item of the Supplies so delayed.

         6.1.4 The right of New Air to claim damages shall be conditional upon the submission of a written claim therefor, within forty-five (45) days from the date on which IAE notifies New Air that the item of the Supplies so delayed is ready for delivery, or from the date on which New Air exercises the right of cancellation in respect of such item conferred in accordance with Clause 6.1.5 below, whichever date shall first occur.

         6.1.5 Should IAE delay performance of any obligation hereunder including but not limited to delivery of any item of the Supplies beyond twelve (12) months from the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) then, in addition to the right of New Air under Clause 6.1.3, New Air shall be entitled to refuse to take delivery of such item on giving IAE notice in writing within one (1) month after the expiration of such period of twelve (12) months. Upon receipt of such notice IAE shall be free from any obligation in respect of such item except that IAE shall refund to New Air any deposits made in respect of the purchase price of such item of the Supplies.

6.2      PATENTS

         6.2.1 IAE shall, subject to the conditions set out in this Clause and as the sole liability of IAE in respect of any claims for infringement of industrial property rights, indemnify New Air against any claim that the use of any of the Supplies by New Air within any country to which at the date of such claim the benefits of Article 27 of the Convention on International Civil Aviation of 7th December 1944 (The Chicago Convention) apply, infringes any patent, design, or model duly granted or registered provided, however, that IAE shall not be liable to New Air for any consequential damage or any loss of use of the Supplies or of the Aircraft in which the Supplies may be incorporated arising as a result directly or indirectly of any such claim.

         6.2.2 New Air will give immediate notice in writing to IAE of any such claim whereupon IAE shall have the right at its own expense to assume the defense of or to dispose of or to settle such claim in its sole discretion and New Air will give IAE all reasonable assistance and will not by any act or omission do anything which may directly or indirectly prejudice IAE in this connection.

         6.2.3 IAE shall have the right to substitute for any allegedly infringing Supplies substantially equivalent non-infringing supplies.

         6.2.4 The indemnity contained in Clause 6.2.1 above shall not apply to claims for infringement in respect of (i) Supplies manufactured to the specific design instructions of New Air;
                  (ii) Supplies not of IAE design (but IAE shall in the event of any claim for infringement pass on to New Air so far as it has the right to do so the benefits of any indemnity given to IAE by the designer,

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                                                                Page 21 of 131

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         manufacturer or supplier of such Supplies) (iii) the manner or method in which any of the Supplies is installed in the Aircraft; or
         (iv) any combination of any of the Supplies with any item or items other than Supplies.

6.3      CREDIT REIMBURSEMENT AND ASSIGNMENT;

         6.3.1 If New Air does not take delivery of the twenty-five (25) Firm Aircraft, the five (5) Firm Spare Engines and, PRO RATA to the extent that Option Aircraft are acquired, the eight (8) Option Spare Engines (each Firm Aircraft, Firm Spare Engine and Option Spare Engine equally a "Firm Item") in accordance with the schedules described in Exhibit B to the Contract (as such may be modified or supplemented pursuant to the terms of the Contract) then, without prejudice to IAE's other rights and remedies under the Contract or otherwise, the value of each and every credit, benefit and other concession received by New Air pursuant to the Contract (including all Side Letters and amendments thereto) or from IAE via the Aircraft Manufacturer will be adjusted to pro-rata amounts, based on the ratio of the number of Firm Items (whether Aircraft or Spare Engines) purchased in accordance with the schedules described in Exhibit B to the Contract to the total number of Firm Items scheduled to have been so purchased. So, for example, if IAE is to issue credits on delivery of each Firm Item and New Air takes delivery of only half the total number of such Firm Items (whether or not with the consent of Airbus) the value of each credit to be issued on the Firm Items actually taken and all other credits (if any) will be reduced by half. Following such adjustment, New Air will promptly reimburse IAE in an amount equal to (a) the value of the credits benefits and other concessions actually provided in excess of the adjusted amounts, plus (b) the interest on such excess amounts calculated from the time each respective amount was applied or value received until reimbursement. Interest will be calculated at [****] at the time each respective amount was applied or value was received.

         6.3.2    RIGHT OF SETOFF

                  IAE shall have the right to set off credits from time to time made available by IAE under the Contract either directly to New Air (or its affiliates) or via the Aircraft Manufacturer or its affiliates, in respect of the failure by New Air (or its affiliates), after any applicable grace period, to cure any payment default under (x) the Contract or (y) any IAE financing agreement with New Air for the Aircraft.

6.4      NON-DISCLOSURE AND NON-USE

         6.4.1 Subject to Clause 6.4.3 below, New Air agrees not to disclose to any third party (other than professional advisers of such party who agree to abide in advance by the non-disclosure requirements set forth in this Clause 6.4) any Information which it acquires directly or indirectly from IAE and agrees not to use the same other than for the purpose for which it was disclosed without


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Rule 406 under the Securities Act of 1933, as amended.

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                  the written approval of IAE. The expression "Information" in this Clause 6.4.1 includes but is not limited to all oral or written information, know-how, data, reports, drawings and specifications, and all provisions of this Contract.

         6.4.2 New Air shall be responsible for the observance of the provisions of Clause 6.4.1 above by its employees.

         6.4.3 The provisions of Clause 6.4.1 above shall not apply to information which is or becomes generally known in the aero engine industry nor shall the provisions of Clause 6.4.1 above prevent any necessary disclosure of information to enable New Air itself to operate, maintain or overhaul Supplies.

         6.4.4 New Air shall be responsible for obtaining any required authorization including any export licenses, import licenses, exchange permits or any other governmental authorizations required in connection with the transactions contemplated under this Contract. New Air shall restrict disclosure of all information and data furnished under this Contract in obtaining such licenses, permits, or authorizations. New Air shall only ship the Supplies and information and data furnished under this Contract to those destinations permitted under such licenses, permits, or authorizations.

         6.4.5 In the event that any of the Information as described in Clause 6.4.1 is required to be disclosed by New Air through a valid governmental, judicial or regulatory agency order, New Air agrees to advise IAE of the need for disclosure (in advance of such disclosure when possible) and to limit the disclosure to only those portions of the Information specifically required to be disclosed by such order, and to maintain the confidentiality of as much of the Information as legally possible.

6.5      TAXES

         6.5.1 Subject to Clause 6.5.2 below, IAE shall pay all imposts, duties, fees, taxes and other like charges levied by the governments of the United Kingdom, the United States of America, the Federal Republic of Germany, and Japan or any agency thereof in connection with the Supplies prior to their delivery.

         6.5.2 All amounts stated to be payable by New Air pursuant to this Contract exclude any value added tax, sales tax or taxes on turnover. In the event that the supply of goods or services under this Contract is chargeable to any value added tax, sales tax or taxes on turnover such tax will be borne by New Air. To ensure so far as possible that New Air is not charged with European Community value added tax ("VAT"), New Air will within 30 days of signature hereof, inform IAE of its VAT Code (if any) for inclusion on IAE's invoices.

         6.5.3 New Air shall pay all other imposts, duties, fees, taxes and other like charges by whomsoever levied.

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6.6      AMENDMENT

         This Contract shall not be amended in any way other than by written agreement by the parties on or after the date of this Contract, which agreement is expressly stated to amend this Contract.

6.7      ASSIGNMENT

         Except as provided under Clause 5 above, neither party may assign any of its rights or obligations hereunder without the written consent of the other party (except that IAE may assign its rights to receive money hereunder or its rights and obligations, or a portion thereof, to any wholly owned subsidiary of IAE or to any of IAE's shareholders). Any assignment made in violation of this Clause 6.7 shall be null and void.

6.8      EXHIBITS

         In the event of any unresolved conflict or discrepancy between the Exhibits (which are hereby expressly made a part of this Contract) and Clauses of this Contract then the Clauses shall prevail.

6.9      HEADINGS

         The Clause headings and the Index do not form a part of this Contract and shall not govern or affect the interpretation of this Contract.

6.10     LAW

         This Contract shall be subject to and interpreted and construed in accordance with the laws of the State of Connecticut, United States of America (excluding its conflicts of law provisions). The parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980).

6.11     NOTICES

         Any notice to be served pursuant to this Contract shall be in the English language and is to be sent by certified mail, recognized international carrier or facsimile (with confirmation copy by any of the other means) to:

         In the case of IAE:

                   IAE International Aero Engines AG
                   400 Main Street, M/S 121-10,
                   East Hartford, Connecticut 06108, USA

                   Facsimile No. 860-565-5220

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                   Attention: Business Director and Chief Legal Officer

         In the case of New Air:

                   New Air Corporation
                   6322 South 3000 East
                   Suite L201
                   Salt Lake City, Utah 84121

                   Facsimile No. 801-944-4840

         Attention: Executive Vice President and General Counsel, Thomas Kelly With a copy to the Chief Financial Officer, John Owen or in each case to such other place of business as may be notified from time to time by the receiving party.

6.12     EXCLUSION OF OTHER PROVISIONS AND PREVIOUS UNDERSTANDINGS

         6.12.1 This Contract contains the only provisions governing the sale and purchase of the Supplies and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form of New Air, or any acknowledgment or acceptance by IAE, or of any other document which may be issued by either party relating to the sale and purchase of the Supplies.

         6.12.2 The parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Contract, whether orally or in writing, relating to the Supplies, other than those expressly incorporated in this Contract, which has been negotiated on the basis that its provisions represent their entire agreement relating to the Supplies and shall supersede all such representations, agreements, statements and understandings.

6.13     CONDITIONS PRECEDENT

         During the term of this Contract, the obligations of IAE to provide, or cause to be provided Supplies or any other benefits to New Air pursuant to the terms hereof, shall be subject to the non-existence of any of the following events on the date when such Supplies or benefits become due, and should any such event then exist IAE shall be under no obligation to provide, or cause to be provided any Supplies or any other benefits to New Air:

         (a) A continuing event of default (taking into account any applicable grace period) by New Air in (x) the payment of [****] U.S. Dollars [****] or more of other amounts under the Contract (including any exhibits and letter agreements thereto), or (y) the payment of any scheduled amount of principal, interest, lease rental or other similar payment under any

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  of the financings implemented pursuant to any IAE financing agreement with New Air for the Aircraft; or

         (b) Any event that is a Termination Event or would be a Termination Event, but for lapse of time, shall have occurred.

6.14     TERMINATION EVENTS

         Any of the following shall constitute a "Termination Event" under this
         Contract:

         (i) New Air commences any case, proceeding or other action with respect to New Air or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations; or

         (ii) New Air seeks the appointment of a receiver, trustee, custodian or other similar official for New Air for all or substantially all of its assets, or New Air makes a general assignment for the benefit of its creditors; or

         (iii) New Air otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (i) or (ii) which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

         (iv) An action is commenced against New Air seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

         (v) A continuing event of default (taking into account any applicable grace period) by New Air on any payment of principal or interest on any indebtedness hereunder or in the payment of any guarantee obligation hereunder or under any IAE financing agreement with New Air for the Aircraft, or any other document related hereto to which New Air and IAE, or their respective affiliates, are parties.

         In the event of the occurrence of a Termination Event, New Air shall be deemed to be in material breach of this Contract, and IAE shall at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to terminate this Contract; provided that, no such notice need be delivered, and this Contract shall automatically terminate upon the occurrence of a Termination Event specified in sub-Clause (i),(ii) or (iii).

IN WITNESS WHEREOF the parties hereto have caused this Contract to be signed on their behalf by the hands of their authorized officers the day and year first before written:

For IAE International Aero Engines AG       /s/ [Illegible]
                                          ------------------------------

In the presence of                          /s/ [Illegible]
                                          ------------------------------

For New Air Corporation                     /s/ David Neeleman, CEO
                                          ------------------------------

In the presence of                          /s/ Thomas E. Kelly
                                          ------------------------------

                                   EXHIBIT A1

                   V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E40NE           Model V2524 - A5
                                                Spec. No. IAE S24A5/2


                            SEA LEVEL STATIC RATINGS
                              (See General Notes)


                                                  Net
                                                 Thrust
                                                   lb


Take-off Rating (5 min)                         24,480
Maximum Continuous Rating                       19,200

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:  MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:   MIL-L-23699 Type II
Oil Consumption:       Maximum (as measured over a 10-hour period) 0.15 U.S.
                       gal/hr


                               STANDARD EQUIPMENT
                           (Included in Engine Price)

                   FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

                           IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

                              AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

                      ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

                             OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

                                 MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

                              ADDITIONAL EQUIPMENT
                           Available at Increased Price

Engine Storage Bag
Engine Transportation Stand
Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

                                 GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S.
Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 40 DEG. C (72 DEG. F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 18
DEG. F (10 DEG. C) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

                                 EXHIBIT A2

                  V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE      Model V2527 - A5
                                           Spec. No. IAE S27A5/2


                    SEA LEVEL STATIC RATINGS
                      (See General Notes)

                                              Net
                                             Thrust
                                               lb

Take-off Rating (5 min)                      24,800
Maximum Continuous Rating                    22,240

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:  MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:   MIL-L-23699 Type II
Oil Consumption:       Maximum (as measured over a 10-hour period) 0.15 U.S.
                       gal/hr

                            STANDARD EQUIPMENT
                         (Included in Engine Price)

                FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

                        IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

                           AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

                     ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.


                           OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

                               MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

                            ADDITIONAL EQUIPMENT
                        Available at Increased Price

Engine Storage Bag
Engine Transportation Stand
Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

                                  GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA plus 40DEG.C (72DEG.F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA plus 18DEG.F (10DEG.C) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

                                 EXHIBIT A3

                  V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE      Model V2533 - A5
                                           Spec. No. IAE S33A5/2


                    SEA LEVEL STATIC RATINGS
                      (See General Notes)

                                              Net
                                             Thrust
                                               lb

Take-off Rating (5 min)                      31,600
Maximum Continuous Rating                    26,950

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:  MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:   MIL-L-23699 Type II
Oil Consumption:       Maximum (as measured over a 10-hour period) 0.15 U.S.
                       gal/hr

                            STANDARD EQUIPMENT
                         (Included in Engine Price)

                FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

                    IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

                      AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

               ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

                      OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

                          MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts.

                       ADDITIONAL EQUIPMENT
                   Available at Increased Price

Engine Storage Bag
Engine Transportation Stand
Enhanced Engine Condition Monitoring Instrumentation

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

                                  GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA plus 40DEG.C (72DEG.F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA plus 18DEG.F (10DEG.C) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

                                   EXHIBIT B

                                   SCHEDULES

                                   EXHIBIT B1

                          AIRCRAFT DELIVERY SCHEDULES


FIRM A320 AIRCRAFT
     YEAR                   NUMBER     DELIVERY PERIOD
     ----                   ------     ---------------
     2000                      6       (1)[****];(1)[****];(1)[****]
                                       (1)[****];(2)[****]
     2001                      6       (3)[****];(3)[****]
     2002                      8       (2)[****];(6)[****]
     2003                      5
     TOTAL                    25


All twenty-five (25) Firm A320 Aircraft have no deferral or conversion rights.


OPTION A320 AIRCRAFT
     YEAR                   NUMBER
     ----                   ------
     2003                      3
     2004                      5
     2005                      5
     2006                      6
     2007                      6
     TOTAL                    25


RESERVE OPTION A320 FAMILY AIRCRAFT

Under the terms of its purchase agreement with Airbus for the Aircraft, New Air has the right to receive delivery positions for Reserve Option A320 Family Aircraft equal to the number of Option A320 Family Aircraft as to which New Air has exercised its purchase rights. Because New Air has options with Airbus for twenty-five (25) Option A320 Family Aircraft, it correspondingly has rights with Airbus to receive delivery positions for up to twenty-five (25) Reserve Option A320 Family Aircraft. No dates are specified for delivery of these Reserve Option A320 Family Aircraft. Such delivery dates will be determined at the time options are exercised by New Air. The agreement between New Air and Airbus anticipates that all Reserve Option A320 Family Aircraft will be delivered prior to the end of 2007. Airbus has also granted New Air conversion rights for each of the twenty-five
(25) Option A320 Family Aircraft and the twenty-five (25) Reserve Option A320 Family Aircraft to the A321-200 or A319 aircraft type on twenty-one months notice to Airbus.


LEASED AIRCRAFT
     YEAR                   NUMBER     DELIVERY PERIOD
     ----                   ------     ---------------
     1999                      1       [****]
     2000                      3       (1)[****];(1)[****];(1)[****]
     2001                      3       (1)[****];(1)[****];(1)[****]
     TOTAL                     7


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                            EXHIBIT B2

                      PURCHASED ITEMS, PRICE,

                  ESCALATION FORMULA AND DELIVERY



                                   Basic Contract Price
Purchased Item                  U.S. Dollars (January 1999)     Qty.      Delivery Date
---------------------------------------------------------------------------------------
V2527-A5 spare Engine:                  [****]                   1            [****]99
V2527-A5 spare Engine:                  [****]                   1            [****]00
V2527-A5 spare Engine:                  [****]                   1            [****]01
V2527-A5 spare Engine:                  [****]                   1            [****]02
V2527-A5 spare Engine:                  [****]                   1            [****]03

OPTION SPARE ENGINES
----------------------
V2524-A5 spare Engine:                  [****]
V2527-A5 spare Engine:                  [****]
V2533-A5 spare Engine:                  [****]



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                         IAE ESCALATION FORMULA

1. Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

     P=Pb ([****] L + [****]   M + [****]  E)
               ---        ---       ---
                Lo         Mo        Eo

     Where:

     P = the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

     Pb = unit base price or other sum.

     Lo = the "Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers" SIC Code 3724 published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

     L = the "Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers" SIC Code 3724 for the month preceding the month of delivery or other date of determination by four months.

     Mo = the "Producer Price Index, Code 10, for Metals and Metal Products" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

     M = the "Producer Price Index, Code 10, for Metals and Metal Products" for the month preceding the month of delivery or other date of determination by four months.

     Eo = the "Producer Price Index, Code 5, for Fuel and Related Products and Power" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

     E = the "Producer Price Index, Code 5, for Fuel and Related Products and Power" for the month preceding the month of delivery or other date of determination by four months.

2.   The values of the factors [****] L and [****]  M and [****] E
                                     ---         ---        ---
                                      Lo          Mo         Eo

     respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3. If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

4. The Basic Contract Prices contained in this Exhibit B are subject to escalation from a Base Month of January 1999 to the month of delivery using Lo, Mo and Eo values for September 1998.

5. If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.

                                   EXHIBIT C

                              PROJECT SUPPORT PLAN

                                PRODUCT SUPPORT

                                    FOR THE

                                  V2500 ENGINE

                        IAE INTERNATIONAL AERO ENGINES AG

                                 TABLE OF CONTENTS


1.   INTRODUCTION.......................................................46

2.   CUSTOMER SUPPORT...................................................47

     2.1  Customer Support Manager
     2.2  Customer Support Representatives
     2.3  Customer Training
     2.4  Engine Maintenance Management
     2.5  Operations Monitoring
     2.6  Special Programs

3.   BUSINESS SUPPORT...................................................51

     3.1  Engine Warranty Services
     3.2  Maintenance Center Support
     3.3  Maintenance Facilities Planning Service
     3.4  Engine Reliability and Economic Forecasts
     3.5  Logistics Support Studies
     3.6  Lease Engine Program

4.   TECHNICAL SERVICES.................................................54

     4.1  Technical Services
     4.2  Powerplant Maintenance
     4.3  Customer Performance
     4.4  Diagnostic Systems
     4.5  Human Factors
     4.6  Flight Operations
     4.7  Repair Services
     4.8  Tooling and Support Equipment Services
     4.9  Product Support Technical Publications

5.   SPARE PARTS........................................................65
     5.1  Spare Parts Support

1.0      INTRODUCTION

         IAE International Aero Engines AG (IAE) will make the following support personnel and services available to the V2500 engine customer: Flight Operations, Customer Performance, Customer Support Representatives, Customer Maintenance Support, Technical Services, Powerplant Maintenance, Service Data Analysis, Human Factors, Repair Services, Warranty Administration, Maintenance Facilities Planning, Tooling and Support Equipment Services, Product Support Technical Publications, Customer Training, Spare Parts Support and Maintenance Center Support. In general, these services are provided at no charge to V2500 customers, however, some specific customized services as noted in the descriptions below, may be purchased from IAE.

         To make these support services readily available to you, our customer, in the most efficient manner, the Customer Support Group has been established and assigned primary responsibility within IAE for customer liaison. A Customer Support Manager is assigned to maintain direct liaison with each individual Customer. A description of the various product support services available to each customer follows.

         IAE reserves the right to withdraw or modify the services described herein at any time at its sole discretion. No such withdrawal or modification shall diminish the level of services and support which the Customer may be entitled to receive with respect to V2500 engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed V2500 engines for which a firm and unconditional order has been placed with the aircraft manufacturer, prior to the announcement of any such withdrawal or modification.

2.0      CUSTOMER SUPPORT

         2.1      CUSTOMER SUPPORT MANAGER

                  The Customer Support Manager provides a direct liaison between the airline customer's Engineering, Maintenance, Operations, Logistics, Commercial and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to each airline is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for the airline.

                  The Customer Support Manager provides the following specific services to the airline customer:

                  -        Readiness Program and planning prior to EIS

                  -        Technical recommendations and information.

                  -        Engine Maintenance Management Plans

                  - Refurbishment, Modification and Conversion program planning assistance.

                  - Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups.

                  - Assist with critical engine warranty/service policy claims.

                  The Customer Support Manager will represent the airline customer in IAE internal discussions to ensure that the best interests of the customer and IAE are considered when making recommendations to initiate a program, implement a change or improvement in the V2500 engine.

         2.2      CUSTOMER SUPPORT REPRESENTATIVES

                  IAE Customer Support Representatives provide the following services to the airline customer:

         -        24 Hour Support

         -        Maintenance Action Recommendations

         -        Daily Reporting on Engine Technical Situations

         -        On-The-Job Training

         -        Service Policy Preparation Assistance

         -        Prompt Communication with IAE

                  2.2.1    ENGINE MAINTENANCE SUPPORT SERVICE:

                           Customer Support Representatives assist airline customer personnel in the necessary preparation for engine operation and maintenance. The Representative, teamed with a Customer Support Manager will work closely with the airplane manufacturer's support team particularly during the initial period of aircraft operation. Representatives are in frequent contact with the IAE offices on technical matters. Information and guidance received from the home office is transmitted promptly to the airline which allows the airline to share in all related industry experience.

                           The practice permits immediate use of the most effective procedures and avoidance of unsuccessful techniques. The IAE office contact ensures that IAE Representatives know, in detail, the latest and most effective engine maintenance procedures and equipment being used for maintenance and overhaul of V2500 engines. They offer technical information and recommendations to airline personnel on all aspects of maintenance, repair, assembly, balancing, testing, and spare parts support of IAE.

                  2.2.2    ON THE JOB TRAINING:

                           Customer Support Representatives will conduct on-the-job training for the airline's maintenance personnel. This training continues until the maintenance personnel have achieved the necessary level of proficiency. Training of new maintenance personnel will be conducted on a continuing basis.

                  2.2.3    SERVICE POLICY ADMINISTRATION:

                           Customer Support Representatives will provide administrative and technical assistance in the application of the IAE Engine and Parts Service Policy to ensure expeditious and accurate processing of airline customer claims.

         2.3      CUSTOMER TRAINING:

                  2.3.1 IAE Customer Training offers airline customers the following support:

                           -        Technical Training at Purpose Built
                                    Facilities

                           -        On-site Technical Training

                           -        Technical Training Consulting Service

                           -        Training Aids and Materials

                  2.3.2    TRAINING PROGRAM:

                           The IAE Customer Training Center has an experienced full-time training staff which conducts formal training programs in English for airline customers' maintenance, training and engineering personnel. The standard training programs are designed to prepare customer personnel, prior to the delivery of the first aircraft, to operate and maintain the installed engines. Standard courses in engine operation, line maintenance, modular maintenance, performance and trouble-shooting are also available throughout the production life of the engine. The courses utilize the latest teaching technology, training aids and student handouts. IAE Customer Support will coordinate the scheduling of specific courses as required. Training at the Customer Training Center is provided to a limit of fifty (50)

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                           man-days per aircraft. The following is the
                           curriculum of standard courses available. On-site technical training, technical training consulting services and customized courses may be provided upon customer request and subject to separate contractual arrangements.

                  2.3.3    GENERAL V2500 FAMILIARIZATION:

                           This two day course is designed for experienced gas turbine personnel who will be responsible for planning, provisioning and maintenance of the V2500 engine. This course is also designed to appropriately familiarize key staff, supervisory and operations planning personnel and flight crews. Discussions are concentrated in the following subject areas:

                           - Engine construction features internal and external hardware.

                           - Engine systems operation, major components accessibility for removal/replacement.

                           -        Operational procedures

                           -        Performance characteristics

                           - Maintenance concepts, repair and replacement requirements and special tooling.

                           The course is normally conducted in preparation for fleet introductory discussions in the provisioning of spares and tooling, training and line maintenance areas to acquaint the customer with the engine, its systems, operations and procedures.

                  2.3.4    LINE MAINTENANCE AND TROUBLESHOOTING:

                           This course is designed for key line maintenance and troubleshooting personnel who have not received previous formal training on the V2500 engine. The classroom phases provide the student with the information essential for timely completion of line maintenance activities and the procedures for effective troubleshooting and correction of malfunctions in the V2500 engine systems and the engine/airframe interfaces. Classroom and shop training are provided for in the following areas:

                           -        Engine Description

                           -        Systems Operation

                           -        Applied Performance

                           -        Ground Operations

                           -        Troubleshooting Procedures

                           -        Practical Phase Line Maintenance Tasks

                           Additional courses are available in Borescope utilization and Engine Conditioning Monitoring (ECM)

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                  2.3.5    V2500 FAMILIARIZATION AND MODULAR MAINTENANCE:

                           Provides experienced heavy maintenance personnel with engine modular disassembly and assembly training.
                           The training is concentrated in the following subject areas:

                           -        Engine Description Overview

                           -        Engine Systems Overview

                           -        Heavy Maintenance Tasks*

                           * Course duration and "hands-on" coverage are contingent on the availability of an engine and required tooling.

         2.4      ENGINE MAINTENANCE MANAGEMENT

                  Planning documents, tailored for individual operators, are developed to serve as Engine Maintenance Management Program criteria and should reflect the FAA requirements under which New Air will operate. These are directed toward the objective of ensuring cost-effective operation with acceptable post-repair test performance, providing engine reliability to achieve maximum time between shop visits, and minimizing the adverse effects to operation of inflight shutdowns and delays/cancellations. Through the institution of specific maintenance recommendations, proper engine performance, durability, and hot section parts lives can be achieved.

                  2.4.1    OPERATIONS MONITORING:

                           The following information is available to the airline customer from the IAE Product Information
                           Process (IP) (2) Group:

                  2.4.2    OPERATION EXPERIENCE REPORTS:

                           IAE maintains V2500 Service Data System (SDS) data base from which selected engine operations and reliability summary reports will be developed and made available on a scheduled basis to each airline customer. Data reported by IAE Customer Support Representatives serve as input to this data base. This computerized data maintenance and retrieval system will permit:

                           - A pooling and exchange of service experience for the benefit of the entire airline industry.

                           -        A common statistical base.

                           - The selective querying of computer data files for answers to customer inquiries,

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                           In addition to providing operations, reliability and
                           VIS reports, SDS serves in-house programs directed at improving engine design and enhancing overall customer support, including spare parts provisioning and warranty administration.

         2.5      SPECIAL PROGRAMS

                  2.5.1    ENGINE HARDWARE RETROFIT:

                           Engine Retrofits are carried out to provide modification of engine hardware configuration when required on delivered engines. This involves assisting in the marshaling of hardware, special tools, manpower and the scheduling of engine and material to modification sites.

                  2.5.2    CONTROLLED SERVICE USE PROGRAMS AND MATERIAL:

                           IAE shall assume responsibility for the planning, sourcing, scheduling and delivery of Controlled Service Use material, warranty replacement material, service campaign material and program support material subject to the terms of special contracts with customers.

                           Urgent customer shipments, both inbound and outbound, are monitored, traced, routed and expedited as required. The receipt and movement of customer owned material returned to IAE is carefully, controlled, thus assuring an accurate accounting at all times.

3.0      BUSINESS SUPPORT

         The Business Support Group is dedicated to providing prompt and accurate assistance to you, our V2500 airline customer. This Group provides the following categories of assistance and support to the V2500 airline customer:

         -        Engine Warranty Services

         -        Maintenance Support

         -        Lease Engine Program

         -        Engine Reliability and Economic Forecasts

         -        Logistic Support Studies

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         3.1      ENGINE WARRANTY SERVICES

                  Engine Warranty Services will provide the following support for the V2500 engine airline customer:

                  - Prompt administration of claims concerning Engine Warranty, Service Policy, other support programs and Guarantee Plans.

                  -        Investigation of part condition and part failure.

                  - Material provisioning administration for Controlled Service Use programs and other material support.

                  3.1.1    PROMPT ADMINISTRATION:

                           Each airline customer is assigned a Warranty Analyst whose job is to provide individual attention and obtain prompt and effective settlements of Warranty and Service Policy claims. A typical claim properly submitted is generally settled, including issuance of applicable credit memo, within thirty days. Experience generated by much of the data derived from such claims often enables IAE to monitor trends in operating experience and to address and often eliminate potential problems.

                  3.1.2    INVESTIGATION AND REPORTS:

                           Parts returned to IAE pursuant to the terms of the Service Policy are investigated in appropriate detail to analyze and evaluate part condition and cause of part failure. A report of findings is prepared and forwarded to the airline customer and to all IAE departments involved. In the case of vendor parts, the vendor is promptly informed. Where relevant, reports will include recommendations to preclude repetition of the problem.

         3.2      MAINTENANCE CENTER SUPPORT

                  IAE has arranged for the establishment of Maintenance Centers which are available to accomplish repairs, modifications and conversions, as well as the complete overhaul of the V2500 engine subject to IAE's standard terms and conditions for such work.

                  Through the use of the IAE established Maintenance Centers and their capabilities, an operator can minimize or eliminate the need for investment in engine support areas depending on the level of maintenance he elects the Maintenance Center to perform. Savings in specific engine support areas, such as spare parts inventory, maintenance and test tooling, support equipment and test facilities, can be demonstrated. Use of Maintenance Centers can also minimize the need for off-wing maintenance and test personnel with their associated overhead.


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         3.3      MAINTENANCE FACILITIES PLANNING SERVICE

                  Maintenance Facilities Planning Service offers the following support to IAE customer:

                  -        General Maintenance Facility Planning Publications

                  -        Customized Facility Plans

                  - Maintenance Facility and Test Cell Planning Consultation Services

                  Maintenance Facilities Planning Service provides general and customized facility planning data and consultation services. Facility Planning Manuals for the V2500 engine will present the maintenance tasks, facility equipment and typical departments floor plans showing arrangement of equipment required to accomplish the tasks for all levels of maintenance. The Facility Equipment Manual is a catalog of standard facility equipment such as lathes, process tanks, hoists, cranes, etc., which is suitable for use in the maintenance and testing of IAE engines.

                  Customized facility planning services and consulting services are offered subject to separate contractual arrangements. Customized facility plans are developed to meet the requirements of customers' specific fleet sizes, activities and growth plans. The plans identify floor space, facility equipment, utilities and manpower requirements. On-site surveys are conducted as a part of customized plan development to determine the adaptability of existing facilities and equipment for the desired maintenance program. These plans provide floor plan layouts to show recommended locations for work stations, major equipment, marshaling and storage areas, workflow patterns, and structural and utility requirements to accommodate all the engine models that are maintained in the customer's shop. The Maintenance Facilities Planning Service also provides consultant services which are specifically related to the development of engine test cells, and the adaptation of existing maintenance facilities to accommodate expanding production requirements and/or new or additional IAE models.

         3.4      ENGINE RELIABILITY AND ECONOMIC FORECASTS

                  Engine reliability and economic forecasts in the forms of predicted shop visit rates and maintenance costs can be provided to reflect the airline customers' operating characteristics. Additionally, various analyses can be conducted to establish life probability profiles of critical engine parts, and to determine optimum part configuration and engine operating procedures.

         3.5      LOGISTICS SUPPORT STUDIES

                  As required, logistics studies are conducted to assist in the planning of engine operational support. Such studies may include spare engine and spare module requirements forecasts, level of maintenance analyses, engine type economic evaluations and life cycle cost estimates.

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         3.6      LEASE ENGINE PROGRAM

                  An engine lease program will be made available to V2500 Airline Customers subject to IAE's standard terms and conditions of lease. Pool spares will be stationed at selected locations to assure emergency protection against aircraft-on-ground (AOG) situations or to provide supplemental support during "zero spares" conditions. Lease engines offered to New Air will be of a configuration and certification standard acceptable to New Air. Availability will be subject to prior demand; however, the program logistics will be continually reviewed to assure the most effective deployment of available pool engines.

4.0      TECHINICAL SERVICES

         4.1      TECHNICAL SERVICES

                  The Technical Services Group provides the following categories of technical support to the airline customer:

                  -        Technical Services

                  -        Powerplant Maintenance

                  -        Customer Performance

                  -        Diagnostic Systems

                  -        Human Factors

                  -        Flight Operations

                  -        Repair Services

                  -        Tooling and Support Equipment Services

                  -        Technical Publications

                  Technical Services is responsible for the overall technical support to the customers. The following services are provided:

                  - Technical Problem Identification/Corrective Action Implementation

                  -        Technical Communication

                  -        Engine Conversion Program Definition and Management

                  -        Engine Upgrade and Commonality Studies

                  -        Engine Incident Investigation Assistance

                  Technical information supplied through IAE Customer Support Representatives, Customer Support Managers, customer correspondence and direct meetings with airlines' representatives permits assessment of the factors involved in technical problems and their impact on engine reliability and operating costs. Resolution of these problems is coordinated with responsible groups within IAE and the necessary corrective action is defined. In certain situations the corrective action

                                                                Page 53 of 131

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                  involves the establishment of Service Evaluation programs
                  for proposed modifications, and the establishment of warranty assistance programs in conjunction with the IAE Warranty Administration Group. Technical Services will assist customers in the implementation of recommended corrective action and improvements principally through official IAE technical communications, and direct customer contact.

                  4.1.1    TECHNICAL COMMUNICATIONS:

                           Technical Services is responsible for the release of technical communications. Primary communication modes involves release of limits and procedures through engine and maintenance manual revisions and the requirements associated with engine upgrade and/or conversion, durability and performance improvements, and problem resolution through Service Bulletins is provided by All Operator Letters and/or wires or direct technical written response to individual customer inquiries.

                  4.1.2    ENGINE CONVERSION PROGRAMS:

                           Technical Services defines minimum configuration levels for conversion of service engine models. They serve to assist the customer with the implementation of conversion programs into existing fleets by providing preliminary planning cost estimates and technical planning information regarding tooling, material and instructional requirements. Conversion programs are monitored for problem areas and Technical Services initiates and implements corrective action as may be necessary.

                  4.1.3    ENGINE INCIDENT INVESTIGATION ASSISTANCE:

                           Assistance is provided to an airline in conducting engine incident investigations in responding to the requirements of the appropriate Airworthiness authority.

                  4.1.4    LINE MAINTENANCE AND TROUBLESHOOTING:

                           Line Maintenance and Troubleshooting Seminars can be conducted at the IAE Training Center with the objective of improving line maintenance effectiveness fleetwide. Specialized training on V2500 line maintenance and troubleshooting can be provided through on-site workshops by special contractual arrangement.

                           Troubleshooting support is provided primarily through powerplant troubleshooting procedures which are published in IAE and airframe manufacturer's manuals. When an airline encounters an engine problem and corrective action taken has not been effective, more direct support in troubleshooting and maintenance can also be provided to the customer's line maintenance personnel. Instructions on V2500 powerplant

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                           troubleshooting and maintenance can also be provided
                           to customer's line maintenance personnel.

                  4.1.5    AIRLINE SHOP MAINTENANCE:

                           Reviews of shop practices and procedures of individual airlines can be conducted to determine the most efficient and cost-effective methods for maintenance and repair of the V2500 in the environment in which the airline must maintain that engine.

         4.2      POWERPLANT MAINTENANCE

                  Powerplant Maintenance covers responsibility for maximizing engine maintainability, establishing maintenance concepts and requirements and providing maintenance support plant for IAE. This group provided the following services:

                  -        Definition of Maintenance Tasks and Resource
                           Requirements

                  -        Planning Guides

                  Powerplant Maintenance conducts design reviews and comprehensive maintenance analysis of new engine designs and engine design changes to maximize engine maintainability consistent with performance, reliability, durability and life cycle cost considerations. Maintenance concepts, requirements and tasks are established to minimize maintenance costs. This group represents the customer's maintainability interests in internal IAE operations and upon request will assist the customer in resolving specific maintenance task problems.

                  4.2.1    PROGRESSIVE MAINTENANCE PLANNING:

                           Powerplant Maintenance also provides Planning Guides based upon Maintenance Task Analysis. The guides present engine maintenance requirements, their subordinate tasks and the required resources to accomplish on-aircraft engine maintenance and the off-aircraft repair of engines by modular section/build group replacement. Maintenance requirements are also presented for the refurbishment of modular section/build group by parts replacement, the complete repair of parts, the refurbishment of accessory components and for engine testing. The data in the Planning Guides is presented in a manner that is primarily intended to assist new operators by providing a phased introduction of new engines into their shops and to capitalize on the design maintainability features for the engine when they are developing their maintenance plans.

                           Powerplant Maintenance Engineering will assist new operators in planning a gradual, technically feasible, and economically acceptable expansion from line maintenance of installed engines through the complete repair of parts and accessory components.

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         4.3      CUSTOMER PERFORMANCE

                  Customer Performance provides for the following types of technical assistance to the airline customer:

                  - Engine Performance Analysis Computer Programs for Test Cell Use

                  -        Test Cell Correlation Analysis and Correction Factors

                  -        Engine Stability Procedures and Problem Analysis

                  Although much of the above support is provided in the form of procedures, data and recommendations in various publications, the group also answers inquiries of a performance nature which are forwarded to IAE by individual customers.

                  ENGINE PERFORMANCE ANALYSIS

                  Technical support is provided in a number of areas related to operational suitability including the development of the test requirements and performance limits for the Adjustment and Test Section of the Engine Manual. Computer programs that will assist the operator in analyzing engine performance using test cell data can be provided subject to IAE then current standard license fees and Terms and Conditions.

                  4.3.1    TEST CELL CORRELATION:

                           Technical assistance is provided to the customer for developing appropriate corrections to be used for specific test configurations at customer owned test cell facilities. Reports are provided presenting correlation analyses and IAE recommended test cell corrections which permit comparison of the performance of customer tested engines with the respective Engine Manual limits and guarantee plan requirements.

                  4.3.2    ENGINE STABILITY:

                           Technical support is provided to ensure that engine stability and starting reliability are maintained. Service evaluation programs for proposed improvements are initiated and monitored to determine their effectiveness. In addition, problems relating to engine control systems which impact engine stability and performance are analyzed.

         4.4      DIAGNOSTIC SYSTEMS

                  Diagnostic Systems is responsible for the technical support of customer acquisition of inflight engine data and the assessment of engine performance through the use of that data. Diagnostic Systems personnel provide the following services:


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                  -        Guidance to help customers define their engine
                           monitoring system requirements.

                  - Development of hardware specifications and computer programs (by separate contractual arrangement) to satisfy engine diagnostic requirements.

                  - Coordination of all IAE airborne diagnostic support activity.

                  4.4.1    GUIDANCE IN DEFINING ENGINE MONITORING SYSTEMS
                           REQUIREMENTS:

                           Diagnostic Systems can provide consultation services to assist the customer in defining his engine condition and performance monitoring requirements and in selection of appropriate hardware and software systems to meet those requirements and options between the customer, airframe manufacturer, and Airborne Integrated Data System (AIDS) manufacturer.

                  4.4.2    DEVELOPMENT AND COORDINATION

                           Diagnostic Systems personnel can develop hardware specification and make computer software available to accomplish Engine Condition Monitoring (ECM) and performance analysis of engine modules using AIDS data. Engine condition monitoring procedures, of both the manual and computerized variety can also be developed and provided in support of the customer's selected method of engine condition monitoring. Computer software will be provided to the customer subject to IAE's then current standard license fees and Terms and Conditions.

                           Diagnostic Systems personnel also coordinate activities of cognizant functional groups at IAE to provide engine related information to the customer, airframe manufacturer, and AIDS equipment vendor during the planning, installation, and operation of AIDS.

         4.5      HUMAN FACTORS

                  Human Factors supplies data on task time and skill requirements necessary for accomplishing maintenance procedures.

                  Task data provided includes estimates of the man-hours, elapsed time and job skills necessary to accomplish maintenance tasks as described in IAE's Manual and Service Bulletins. Data is supplied for "on" and "off" aircraft maintenance tasks up to modular disassembly/assembly. Additional selected task data can be supplied on disassembly/assembly to the piece part level and on parts repair. In addition, the group can help solve problems related to skill requirements, body dimensions, or excessive man-hours encountered in accomplishing maintenance tasks.

         4.6      FLIGHT OPERATIONS

                  Flight Operations provides the airline customer with the following technical assistance concerning installed engine operations:


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                  -        Introduction of new equipment

                  - Problem resolution and assistance with in-service equipment

                  - Contractual commitment and development program support

                  - Publication of engine operations literature and performance aids

                  4.6.1    NEW EQUIPMENT:

                           In accordance with customer needs, Flight Operations can provide on-site assistance in the training of operations personnel and help in solving engine operational problems that might arise during the initial commercial service period. Such assistance can include participation in initial delivery flights, engine operational reviews, and flight crew training activity.

                  4.6.2    PROBLEM RESOLUTION - IN-SERVICE EQUIPMENT:

                           In accordance with a mutually agreed upon plan, Flight Operations can perform cockpit observations to identify or resolve engine operating problems and to assess installed engine performance.

                  4.6.3    CONTRACTUAL SUPPORT AND DEVELOPMENT PROGRAMS:

                           As required, Flight Operations can assist in evaluating installed engine performance relative to contractual commitments and engine improvements which have an impact on engine operations.

                  4.6.4    PUBLICATION SUPPORT:

                           Flight Operations is responsible for the issuance of Propulsion System Operating Instructions and correspondence pertaining to inflight engine operations. Such material is coordinated with the airframe manufacturers as required. Special Presentations and Reports are also issued, as required, to support the activity described above.

         4.7      REPAIR SERVICES

                  Repair Services provides the following support to the airline customers:

                  -        Coordinated Repair Development Activity

                  -        Customer Assistance on Repair Procedures and
                           Techniques

                  -        Qualification of Repair Sources

                  -        Repair Workshops

                  -        Repair Development List

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                  4.7.1    COORDINATION OF REPAIR DEVELOPMENT:

                           Repair Services provide direct contact with all sources that initiate repair schemes. The Group coordinates with representatives of Engineering and Support Services disciplines in identifying repair needs, evaluating various repair options and establishing repair development procedures and schedules. The Group participates in setting repair evaluation and approval requirements. When the repair is approved and substantiating data is documented, Repair Services releases the repair to the Engine Manual.

                  4.7.2    TECHNICAL ASSISTANCE:

                           Repair Services provides daily communications with airline customers via technical responses to inquiries direct from the airline or through our Customer Support Representative office at the airline facility. In addition, Repair Services make periodic visits to airline repair facilities to discuss new repairs under development, answer specific questions posed by the particular facility and review actual parts awaiting a repair/scrap decision. Occasionally, Repair Services make special visits to customer facilities to assist in training customer personnel in accomplishing particularly complex repairs.

                  4.7.3    QUALIFICATION OF REPAIR SOURCES:

                           Repair Services coordinates the qualification of repair sources for repairs proprietary to IAE or to an outside repair agency. They also perform a review of the qualifications of repair sources for critical, nonproprietary repairs for which a source demonstration is deemed necessary. The group participates in negotiation of the legal and business agreements associated with these qualification programs.

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         4.8      TOOLING AND SUPPORT EQUIPMENT SERVICES

                  The Tooling and Support Equipment Services Group assists the customer by providing the following services:

                  -        Support Equipment Manufacturing/Procurement
                           Documentation

                  - Engine Accessory Test Equipment and Engine Transportation Equipment Specifications

                  -        Support Equipment Logistics Planning Assistance

                  4.8.1    SUPPORT EQUIPMENT DOCUMENTATION:

                           The tooling and Support Equipment Services Group designs the special support equipment required to disassemble, assemble, inspect, repair and test IAE engines. Special support equipment design drawings and Support Equipment Master Data Sheets, which describe how to use the support equipment, are supplied to customers in the form of 35mm aperture cards. Support equipment designs are kept current with engine growth, and tool Bulletins are issued to customers as part of continuing configuration management service. Updated Design and Master Data Sheets Aperture Cards and Tool Bulletins are periodically distributed to all IAE customers.

                  4.8.2 ENGINE ACCESSORY TEST EQUIPMENT AND ENGINE TRANSPORTATION EQUIPMENT REQUIREMENTS:

                           Engine accessory test equipment and engine transportation equipment general requirements and specifications are defined and made available to IAE customers. If requested, the Tooling and Support Equipment Group will assist customers in the definition of engine accessory test and engine transportation equipment required for specific IAE needs.

                  4.8.3    SUPPORT EQUIPMENT LOGISTICS PLANNING ASSISTANCE:

                           The Tooling and Support Equipment Group will provide, at the customer's request, special support equipment lists which reflect the customer's unique requirements such as mix of engine models and desired level of maintenance to aid in support equipment requirements planning.

         4.9      TECHNICAL PUBLICATIONS

                  IAE and its subcontractors produce publications and maintenance information as described below to support the maintenance and modification requirements of the airline customer. The publications are prepared in general accordance with Air Transport Association of America (ATA) Specification No. 100. The necessary quantities of manuals and media options will be available subject to IAE's current terms and conditions.

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                  4.9.1    ON-WING MAINTENANCE DATA:

                           IAE supplies the airplane manufacturer with all the necessary information required to perform "On-Aircraft" engine maintenance, troubleshooting, and servicing. This information is developed through close coordination between the airplane manufacturer and IAE and is integrated by the airplane manufacturer into his maintenance publications.

                  4.9.2    TECHNICAL PUBLICATIONS:

                           Listed and described below are the publications that will be made available to support the airline customer's maintenance program:

                  4.9.3    ENGINE MANUAL

                           The Engine Manual is a document which will be structured in accordance with ATA 100 section 2-13-0 with JEMTOSS applied in accordance with section 2-13-14. Potential customer applications will be applied. The manual will provide in one place the technical data requirements for information needed to maintain the engine and the maximum potential number of parts that could, regardless of design responsibility, remain with the engine when it is removed from the airplane. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

                  4.9.4    STANDARD PRACTICES MANUAL

                           The Standard Practices Manual supplements the Engine Manual by providing, in a single document, all IAE recommended or approved general procedures covering general torques, riveting, lockwiring, cleaning policy, inspection policy standard repairs, etc., and marking of parts.

                  4.9.5    ILLUSTRATED PARTS CATALOG

                           The Illustrated Parts Catalog will be structured in accordance with ATA 2-14-0 and is a document which is used in conjunction with the Engine Manual for the identification and requisitioning of parts and assemblies. Its ATA structure is to be compatible with the Engine Manual Structure. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

                  4.9.6    IAE PROPRIETARY COMPONENT MAINTENANCE MANUALS

                           These manuals will be structured in accordance with ATA 2-5-0 and will cover data for chapters other than 71, 72, and 78.

                  4.9.7    SUBCONTRACTOR COMPONENT MAINTENANCE

                           These manuals will be structured in accordance with ATA 2-5-0 and are prepared directly by the accessory manufacturers. All accessory data is subject to IAE prepublication review and approval.

                  4.9.8    ENGINE AND ACCESSORY COMPONENT SERVICE BULLETINS

                           Each Engine and Accessory Component Service Bulletin will be produced in accordance with ATA 2-7-0. They will cover planning information, engine or component effectivity, reason for Bulletin, recommended compliance, manpower requirements, and tooling information relating to parts repair or modification. Subcontractor prepared Accessory Component Service Bulletins are reviewed by IAE prior to issuance. Alert Service Bulletins will be issued on all matters requiring the urgent attention of the airline customer and will generally be limited to items affecting safety. The Bulletin will contain all the necessary information to accomplish the required action.

                  4.9.9    OPERATING INSTRUCTIONS

                           Engine operating instructions are presented in the form of General Operating Instructions supplemented by V2500 Specific Engine Operating Instructions which provide operating information, procedures, operating curves and engine limits.

                  4.9.10   FACILITIES PLANNING AND FACILITY EQUIPMENT MANUALS

                           The Facilities Planning Manual outlines the requirements for engine/component overhaul, maintenance, and test facilities in terms of basic operations, processes, time studies and equipment. The Facility Equipment Manual lists and describes the facility equipment used for engine maintenance, overhaul and repair.

                  4.9.11   SUPPORT EQUIPMENT NUMERICAL INDEX

                           The Indexes, prepared for each major engine model, provide a listing, in numeric sequence, by maintenance level, of all IAE ground support equipment required to maintain and overhaul the engine. The Listings are cross-indexed to the applicable engine dash model and to the chapter and section of the Engine Manual.

                  4.9.12   PUBLICATIONS INDEX

                           This index contains a listing of available technical manuals covering components of the V2500 Nacelle.

                  4.9.13   SERVICE BULLETIN INDEX

                           This index will be in a format and on a revision schedule as determined by IAE.

                  4.9.14   COMPUTER SOFTWARE MANUAL

                           Data, will be supplied in accordance with ATA 102 revision 2 except where such data are prohibited due to proprietary or Government restrictions.

                  4.9.15   VITAL STATISTICS LOGBOOK

                           The VSL provides the following information for each production engine, in an electronic readable format and/or as hard copy printout:

                              - Identification of major engine and nacelle components by part number, serial number and ATA - location.

                              -   Engine Test Acceptance Certificate.

                              - List of all incorporated serialized parts by part number, serial number and ATA - Location. This list also includes an Industry Item List to identify specific parts by part number, serial number and ATA - Location which the airline customer may choose to monitor during the engine operational life. The parts listed represent approximately 80% of engine total value.

                              - List of all incorporated life limited parts by part number, serial number and ATA - location.

                              -   List of all Service Bulletins that were
                                  incorporated during initial build of each new engine.

                              - List of all Service Bulletins that were not incorporated.

                              -   List of all saleable pick level engine
                                  parts, identifying those parts for which Service Bulletins and service instructions have been issued.

                  4.9.16   REVISION SERVICES:

                           Regular, temporary, and "as required" revisions to technical publications will be made during the service life of IAE equipment. IAE's current standard is ninety (90) days. The utilization of advanced techniques and equipment provides the airline customer with expedited revision service.

                  4.9.17   DISTRIBUTION MEDIA OPTIONS:

                           The primary medium for available IAE technical publications is roll microfilm at 24:1 reduction, magnetic tape or CD-ROM. Media options such as microfilm at 36:1 reduction, microfiche, and two side or one-sided paper copy of reproducible quality will be available for procurement at established prices.

5.0.     SPARE PARTS

         5.1      SPARE PARTS SUPPORT

                  The Spare Parts Group provides the following categories of spare parts support to airline customers:

                    -    Individual Customer Account Representatives

                    -    Provisioning

                    -    Planning

                    -    Order Administration

                    -    Spare Parts Inventory

                    -    Effective Expedite Service

                    -    Worldwide Distribution

                  5.1.1  ACCOUNT REPRESENTATIVE:

                         An Account Representative is assigned to each customer using IAE equipment. This representative provides individualized attention for effective spare parts order administration, and is the customer's interface on all matters pertaining to new part planning and procurement. Each representative is responsible for monitoring each assigned customer's requirements and providing effective administrative support. The Account Representatives are thoroughly familiar with each customer's spare parts ordering policies and procedures and are responsible for ensuring that all customer new parts orders are processed in an effective manner.

                  5.1.2  SPARE PARTS PROVISIONING PLANNING:

                         Prior to delivery of the first new aircraft to an airline customer, preplanning discussions will be held to determine the aircraft/engine program, and engine spare parts provisioning and order plans. Mutually agreed upon provisioning target dates are then established and on-time completion tracked by the Customer Account Representative with the assistance of logistics specialists in Spare Parts Provisioning and Inventory Management. Meetings are held with airline customers at a mutually agreeable time to review suggested spare parts provisioning lists prepared by spare parts Provisioning. These lists are designed to support each customer's particular fleet size, route structure and maintenance and overhaul program.

                  5.1.3  ORDER ADMINISTRATION:

                         IAE subscribes to the general principles of Air Transport Association of America (ATA) Specification No. 2000, Integrated Data Processing - Supply. The procedures of Air Transport Association of America
                         (ATA) Specification No. 200 may be used for Initial Provisioning (Chapter II), Order Administration (either Chapter III or Chapter VI), or Invoicing (Chapter IV).

                         A spare parts supply objective is to maintain a 90 percent on-time shipment performance record to customer requirements. The lead time for replenishment spare parts is identified in the IAE spare Parts Price Catalog. Initial provisioning spare parts orders should be placed at least six months prior to required delivery, while conversions and major modifications require full manufacturing lead times.

                         The action to be taken on emergency requests will be answered as follows:

                           -   Aircraft-On-Ground (AOG) - within four
                               hours (in these instances every effort is made to ship immediately).

                           -   Critical (Imminent Aircraft-On-Ground
                               (AOG) or Work Stoppage) -- Within 24 hours.

                           - Stock Outage -- Within seven working days (these items are shipped as per customer request).

                  5.1.4    SPARE PARTS INVENTORY:

                           To ensure availability of spare parts in accordance with published lead time, spare parts provisioning maintains a modern, comprehensive requirements planning and inventory management system which is responsive to changes in customer demand, special support programs and engineering design. Organized on an engine model basis, this system is intended to maintain part availability for delivery to customers consistent with published lead times.

                           A majority of parts in the spare parts inventory are continually controlled by an Automatic Forecasting and Ordering System. Those parts which do not lend themselves to automatic control due to supercedure, unusual usage or conversion requirements are under the direct manual control of Spares Planning personnel. As additional protection against changes in production lead time or unpredicted demand, certain raw materials are also inventoried. Successful inventory management is keyed to accurate requirements planning. In support of the requirements planning effort, a wide ranging data retrieval and analysis program is offered. This program concerns itself both with the customer logistics and technical considerations as follows:

                  - Forecasts of life limited parts requirements are requested and received semi-annually from major customers.
..
                  - Engine technical conferences are held frequently within IAE to assess the impact of technical problems on parts.

                  - For a selected group of parts a provisioning conference system is offered which considers actual part inventory change, including usage and receipts, as reported monthly by participating customers.

                  5.1.5    PACKAGING

                           All material is packaged in general compliance with Air Transport Association of America (ATA) Specification No. 300.

                  5.1.6    WORLD AIRLINE SUPPLIER'S GUIDE:

                           IAE subscribes to the supply objectives set forth in the World Airlines Supplier's Guide published by the Air Transport Association of America (ATA).

                           IAE requires that its proprietary component vendors also perform in compliance with the precepts of the World Airline Suppliers' Guide.

                                    EXHIBIT D

                        WARRANTIES, GUARANTEES AND PLANS

                                   EXHIBIT D-1

                      V2500 ENGINE AND PARTS SERVICE POLICY

                                       IAE

                          INTERNATIONAL AERO ENGINES AG

                      V2500 ENGINE AND PARTS SERVICE POLICY









Issued: October 25, 1985
Revised: April, 1997

                                       IAE

                          INTERNATIONAL AERO ENGINES AG

                      V2500 ENGINE AND PARTS SERVICE POLICY

This Engine and Parts Service Policy ("Service Policy") is a statement of the terms and conditions under which IAE International Aero Engines AG ("IAE") will grant the Operators of new V2500 Engines certain Allowances and adjustments in the event that Parts of such Engines suffer Failure in Commercial Aviation Use, or in the event that a Parts Life Limit is established or reduced. This Service Policy becomes effective for the Operator's First new leased or purchased V2500 Engine.

This Service Policy is divided into seven sections:

Section I          describes the Credit Allowances which will            Page 71
                   be granted should the Engine suffer a Failure.

Section II         describes the Credit Allowances which will be         Page 73
                   granted should a Primary Part Suffer a Failure.

Section III        lists the Class Life for those Primary Parts          Page 74
                   for which Credit Allowances will be granted.

Section IV         describes the Credit Allowances which will be         Page 76
                   granted when the establishment or reduction of a Parts Life Limit is mandated.

Section V          describes the Credit Allowances and adjustments       Page 77
                   which will be granted when IAE declares a Campaign Change.

Section VI         contains the definitions of certain words and         Page 79
                   terms used throughout this Service Policy. These words and terms are identified in the text of this Service Policy by the use of initial capital letters for such words and terms.

Section VII        contains the general conditions governing the         Page 86
                   application of this Service Policy.

I.       ENGINE FAILURE CREDIT ALLOWANCES

         A.       FIRST RUN ENGINE, MODULE AND PART

                  1. A First Run Engine is an Engine with [****] hours (or cycles, whichever comes first), or less Engine Time, a First Run Module is a Module with [****] hours (or cycles, whichever comes first), or less Module Time, and a First Run Part is a Part with [****] hours (or cycles, whichever comes first), or less Parts Time operating in a First Run Engine or a First Run Module.

                  2. If a First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Part, IAE will grant to the Operator:

                           a. A [****] percent Part Credit Allowance for any First Run Part Scrapped, or

                           b. A [****] percent Labor Credit Allowance for any First Run Part Repaired.

                  3. If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph A.2. above, grant to the Operator:

                           a. A [****] percent Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the First Run Part, and

                           b. A [****] percent Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

                  4. If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Engine or Module or accomplish the Parts Repair at no charge to the Operator rather than providing the above Credit Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE. Transportation charges to and from the Maintenance Center shall be paid by the Operator.

         B.       EXTENDED FIRST RUN ENGINE, MODULE AND PART

                  1.       An Extended First Run Engine is an Engine with more

                           than [****] hours (or cycles, whichever comes first), Engine Time but not more than [****] hours (or cycles, whichever comes first), Engine Time, an Extended Run Module is a Module with more than [****] hours (or cycles, whichever comes first), Module Time, but not more than [****] hours (or cycles, whichever comes first), Module Time, and an Extended First Run Part is a Part with [****] hours (or cycles, whichever comes first), or less Parts Time operating in an Extended First Run Engine or an extended First Run Module.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         2. If an Extended First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also an Extended First Run Part, IAE will grant to the Operator:

                           a) A pro rata Parts Credit Allowance for any Extended First Run Part Scrapped, or

                           b) A pro rata Labor Credit Allowance for any Extended First Run Part Repaired.

                  If the Extended First Run Part is a Primary Part (Section
                  III), the pro rata Credit Allowances will be based on 100 percent at [****] hours (or cycles, whichever comes first), Engine Time which then decreases, pro rata, to zero percent at [****] hours (or cycles, whichever comes first), Engine Time, or, 100 percent to [****] hours Parts Time which then decreases, pro rata, to zero percent at the end of its Class Life (Section III), whichever is greater.

                  If the Extended First Run Part is not a Primary Part, the pro rata Credit Allowances will be based on 100 percent at [****] hours (or cycles, whichever comes first), Engine Time which then decrease, pro rata, to zero percent at [****] hours (or cycles, whichever comes first), Engine Time.

         3. If such Damage of an Extended First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph B.2. above, grant to the
                  Operator:

                  a. A pro rata Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the Extended First Run Part, and

                  b. A pro rata Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

                  The pro rata Credit Allowances will be based on [****] percent at [****] hours (or cycles, whichever comes first), Engine Time, which then decreases, pro rata, to zero percent at [****] hours (or cycles, whichever comes first), Engine Time.

Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         C.       ENGINE OR MODULE FAILURE CREDIT ALLOWANCES ILLUSTRATION

                                    [GRAPHIC]
                                     [****]

         Note: The PRIMARY PARTS CREDIT ALLOWANCES ILLUSTRATION (Section II, Paragraph B) is also applicable to the Credit Allowances which are based on Parts Time as described in Section I, Subparagraph B.2.

II.      PRIMARY PARTS CREDIT ALLOWANCE

         A.       PRIMARY PARTS OTHER THAN FIRST RUN PARTS OR EXTENDED
                  FIRST RUN PARTS

                  1.       Primary Parts are limited to those Parts listed in
                           Section III while such Parts are within the Class Life indicated in Section III.

                  2. The Primary Parts Credit Allowances described in Subparagraph A.3 below will be based on [****] percent to [****] hours total Parts Time which then decreases, pro rata, to zero percent at the end of the applicable hourly Class Life.

                  3. If a Primary Part suffers Direct Damage or Resultant Damage, and provided that the Part causing
                           Resultant Damage is also a Primary Part, IAE will grant to the Operator:

                           a. A Parts Credit Allowance for any Primary Part Scrapped, or

                           b. A Labor Credit Allowance for any Primary Part Repaired in accordance with a Parts Repair designated in writing by IAE as being eligible for a Credit Allowance under this
                                    Section II, Paragraph A.

         Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         B.       PRIMARY PARTS CREDIT ALLOWANCES ILLUSTRATION


                              [GRAPHIC]
                               [****]

III      IDENTIFICATION OF PRIMARY PARTS

         The following Parts are defined as Primary Parts while such Parts are within the Class Life indicated. Class Life is the period, expressed in either hours or Parts Time or number of Parts Cycles during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

                         CLASS A ([****] HOURS PARTS TIME)

         COLD SECTION ROTATING PARTS

         LP Compressor Inlet Cone - Spinner
         LP Compressor 1st Stage Blade - Fan
         LP Compressor 1st Stage Blade Annulus Fillers
         LP Compressor 2nd Stage Blade
         Radial Drive Bevel Gear
         Tower Shaft
         HP Compressor 3 through 12th Stage Blades
         HP Compressor Front and Rear Rotating Airseals
         LP Turbine Shaft Coupling Nut

         COLD SECTION STATIC PARTS

         Fan Splitter Fairing
         LP Compressor Stage 2 Inlet and Exhaust Stator Assembly
         HP Compressor Stage 3 to Stage 6 Variable Stator Assembly Fan Aerodynamic OGV's
         HP Compressor Stage 6 to 11 Stator Assembly
         HP Compressor Exit Stator

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         HOT SECTION ROTATING PARTS

         HP Turbine Stage 1 and 2 Blade
         HP Turbine Gage Spacer
         HP Turbine Lock Nut
         LP Turbine Stage 3 to 7 Blades
         LP Turbine Lock Nut

         HOT SECTION STATIC PARTS

         Fuel Injector
         Combustion Chamber Assembly
         HPT First Stage Cooling Duct Assembly (TOBI Duct)
         HPT 1st and 2nd Stage Nozzle Guide Vane Assembly
         HPT 1st and 2nd Stage Outer Airseal Assembly
         HP to LP Turbine Transition Duct (Inner & Outer)
         LPT Stage 3 to 7 Nozzle Guide Vane Assembly
         LPT Stage 3 to 7 Outer Airseal Assembly

         MAIN AND ANGLE GEARBOX

         Gearshafts and Bearings
         Lay Shaft
         All Accessory Drive Shafts
         Gearbox Oil Pumps (Pressure and Scavenge)

                        CLASS B ([****] HOURS PARTS TIME)

         Fan Case Assembly (Includes Intermediate Case)
         HP Compressor Front Casings (Split Casings)
         HP Compressor Rear Casings
         Diffuser Case
         HP Turbine Case
         LP Turbine Case
         Turbine Exhaust Case
         Main Gearbox Casing
         Oil Tank

                  CLASS C ([****] HOURS PARTS TIME FOR DAMAGE
                  [****] PARTS CYCLES FOR LIFE LIMIT REDUCTION)

         Fan Disk
         LPC Drum
         HPC 3 to 8 Drum
         HPC 9 to 12 Drum
         HP Turbine Stage 1 and 2 Disks
         HP Turbine Spacer Disk

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         HP Turbine Stage 1 Front Rotating Airseal
         HP Turbine 2nd Stage Disk Rear Seal
         LP Turbine Stage 3-7 Disks
         LP Turbine Stage 3-7 Rotating Airseals
         Shafts

IV       PARTS LIFE LIMIT ALLOWANCES

         A. A Parts Life Limit is the maximum allowable Parts Time or Parts Cycles for specific Parts as established by IAE and the United States Federal Aviation Administration.

         B.       CREDIT ALLOWANCES

                  1.       Class A and Class B Primary Parts

                           If a Parts Life Limit is established which results in Part Scrappage at less than [****] hours Parts Time for a Class A Primary Part or less than [****] hours Parts Time for a Class B Primary Part, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on 100 percent to [****] hours total Parts Time which then decreases, pro rata, to zero percent at the end of [****] hours total Parts Time for a Class A Primary Part or [****] hours total Parts Time for a Class B Primary Part.

                  2.       Class C Primary Parts

                           If a Parts Life Limit is established for a Class C Primary Part which results in Part Scrappage in less than [****] total Parts Cycles, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on 100 percent to [****] total Parts Cycles which then decreases, pro rata, to zero percent at [****] total Parts Cycles.

                           In addition, IAE will grant a similarly calculated Labor Credit Allowance and Parts Credit Allowance for that labor and those Expendable Parts which are solely related to the removal and replacement of such Class C Primary Parts and is additional to other maintenance being performed on the Engine or Module.

         NOTE: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         C.       PARTS LIFE LIMIT CREDIT ALLOWANCES ILLUSTRATIONS

                                  [GRAPHIC]
                                   [****]


                                  [GRAPHIC]
                                   [****]

V        CAMPAIGN CHANGE CREDIT ALLOWANCES AND ADJUSTMENTS

         A. A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition, or deletion of a Part(s). IAE will grant the Credit Allowances and Adjustments specified in this Section V to the Operator when Campaign Change recommendations are complied with by the Operator.

         B.       STANDARD ALLOWANCES

                  1. A [****] percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with [****] hours (or cycles, whichever comes first), or less total Parts Time.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  2. A pro rata Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with more than [****] hours (or cycles, whichever comes first), total Parts Time but less than [****] hours (or cycles, whichever comes first), total Parts Time. The pro rata Parts Credit Allowance will be based on 100 percent at [****] hours (or cycles, whichever comes first), total Parts Time which then decreases, pro rata, to 50 percent at [****] hours (or cycles, whichever comes first), total Parts Time.

                  3. A [****] percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with more than [****] hours (or cycles, whichever comes first), total Parts Time.

                  4. A [****] percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with [****] hours (or cycles, whichever comes first), or less total Parts Time which are Reoperated in accordance with the Campaign Change.

                  5. A pro rata Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than [****] hours (or cycles, whichever comes first), total Parts Time but less than [****] hours (or cycles, whichever comes first), total Parts Time which are Reoperated in accordance with the Campaign Change. The pro rata Labor Credit Allowance will be based on 100 percent at [****] hours (or cycles, whichever comes first), total Parts Time which then decreases, pro rata, to [****] percent at [****] hours (or cycles, whichever comes first), total Parts Time.

                  6. A [****] percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than [****] hours (or cycles, whichever comes first), total Parts Time which are Reoperated in accordance with the Campaign Change.

                  7. A [****] percent Labor Credit Allowance for disassembly and reassembly of the Engine or Module, if the disassembly of the Engine or Module is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

         NOTE: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         C.       CAMPAIGN CHANGE CREDIT ALLOWANCES ILLUSTRATION

                                  [GRAPHIC]
                                   [****]

         NOTE: The Labor Credit Allowance for Engine or Module disassembly and reassembly remains at a constant 100%.


         D.       OPTIONAL CREDIT ALLOWANCES AND ADJUSTMENTS

                  1. When IAE declares a Campaign Change, IAE, at its sole option, may grant to the Operator Credit Allowances and adjustments, such as, but not necessarily limited to:

                           a. No Charge material.
                           b. Specifically priced material.
                           c. Single credit settlements for the Operators'
                              fleet.
                           d. Fixed Credit Allowance support for each Engine.

                  2. These optional Credit Allowances and Adjustments may be provided:

                           a. Instead of the standard Credit Allowances of
                              Section V, Paragraph B,

                           b. In addition to the standard Credit
                              Allowances of Section V, Paragraph B, or

                           c. As a portion of the standard Credit
                              Allowances of Section V, Paragraph B.

                  3. In no event shall the worth to the Operator, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Credit Allowance, per
                           Section V, Paragraph B. In considering the use of these optional Credit Allowances and adjustments, IAE will attempt to minimize the financial and administrative impact on the Operator.

VI       DEFINITIONS

         A. CAMPAIGN CHANGE is an IAE program so designated in writing, for the Reoperation, replacement, addition or deletion of Part(s) and is characterized by the

                                                                Page 79 of 131
----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  granting of certain Credit Allowances to the Operator when such program recommendations are complied with by the Operator.

         B. CLASS LIFE is the period, expressed in either hours of Part Time or number of Parts Cycles, during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

         C. COMMERCIAL USE AVIATION is the operation of Engines in Aircraft used for commercial, corporate or private transport purposes. The operation of Engines by government agencies or services is normally excluded except that IAE will consider written requests for the inclusion of such Engines under the provisions of this Service Policy.

         D.       CREDIT ALLOWANCES

                  1. PARTS CREDIT ALLOWANCE is an amount determined in accordance with the following formulas:

                           a.       [****] percent Parts Credit Allowance = P

                           b.       [****] percent Parts Credit Allowance = P/2

                           c.       Pro rata Parts Credit Allowance =

                                    (1)      For a Primary Part which suffers
                                             Direct or Resultant Damage, or a
                                             Class A or Class B Primary Part
                                             for which a Parts Life Limit is
                                             established:

                                                  L(t) - T
                                                 ---------- x P
                                                    L(t)

                                    (2)      For a Class C Primary Part for
                                             which a Parts Life Limit is
                                             established, which is greater than
                                             [****] total Parts Cycles but is
                                             less than [****] total Parts
                                             Cycles:

                                                 L(c) - C
                                                ---------- x P
                                                   L(c)

                                    (3)      For replacement of a Part because
                                             of a Campaign Change, when such a
                                             Part has more than [****] hours (or
                                             cycles, whichever comes first),
                                             Parts Time but less than [****]
                                             hours (or cycles, whichever comes
                                             first), Parts Time:

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                     [****] - T
                                                     ----------- x P
                                                       [****]

                                             d.  Extended First Run Parts
                                                 Credit Allowance =

                                                [****] - E          L(t) - T
                                               ----------- x P or ---------- x P
                                                  [****]              L(t)

                  2. LABOR CREDIT ALLOWANCE is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped:

                           a.      [****] percent Labor Credit Allowance = H x R

                           b.      [****] percent Labor Credit Allowance = H x R
                                                                          -----
                                                                             2


                           c.      Pro rata Labor Credit Allowance =

                                   (1)      For a Primary Part which suffers
                                            Direct or Resultant Damage, or a
                                            Class A or Class B Primary Part for
                                            which a Parts Life Limit is
                                            established:

                                             L(t) - T
                                            ---------- x H x R
                                               L(t)

                                   (2)      For a Class C Primary Part for
                                            which a Parts Life Limit is
                                            established which is greater than
                                            [****] total Parts Cycles but is
                                            less than [****] total Parts
                                            Cycles:

                                             L(c) - C
                                            ---------- x H x R
                                               L(c)

                                   (3)      For replacement of a Part because
                                            of a Campaign Change, which such a
                                            Part has more than [****] hours (or
                                            cycles, whichever comes first),
                                            Parts Time but less than [****]
                                            hours (or cycles, whichever comes
                                            first), Parts Time:


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                            [****] - T
                                            ----------- x H x R
                                              [****]

                           d.       Extended First Run Labor Credit Allowance =

                                   [****] - E                L(t) - T
                                   ----------- x H x R   or ---------- x H x R
                                     [****]                    L(t)

                  3. The variables used in calculating the above allowances are defined as:

                           P  =     a.       For a Part Scrapped because of
                                             Direct Damage, Resultant Damage or
                                             a Parts Life Limit being
                                             established, the IAE commercial
                                             price of the Part Scrapped current
                                             at the time of either the Engine
                                             removal or Part removal, whichever
                                             occurs sooner, or

                                    b.       For replacement of a Part because
                                             of a Campaign Change, the IAE
                                             commercial price of the replacing
                                             Part specified in the Campaign
                                             Change current at the time of
                                             notification to the Operator of the
                                             Campaign Change.

                           T  =     a.       For a Primary Part which has
                                             suffered Direct Damage or Resultant
                                             Damage, the actual Parts Time on
                                             the Part minus [****] hours, or

                                    b.       For a Class A or Class B Primary
                                             Part for which a Parts Life Limit
                                             is established, the actual Parts
                                             Time on the Part minus [****]
                                             hours, or the Parts Life Limit
                                             minus [****] hours, whichever is
                                             greater, or

                                    c.       For replacement of a Part because
                                             of a Campaign Change, when such a
                                             Part has more than [****] hours (or
                                             cycles, whichever comes first),
                                             Parts Time but less than [****]
                                             hours (or cycles, whichever comes
                                             first), Parts Time, the actual
                                             Parts Time on the Part.

                           C  =     For a Class C Primary Part for which a Parts
                                    Life Limit is established which is greater than [****] Total Parts Cycles but less than [****] Total Parts Cycles, the greater of either:

                                    a.       The actual Parts Cycles on the Part
                                             minus [****] cycles, or

                                    b.       The new Parts Life Limit minus
                                             [****] Cycles.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                         L(t) =     Either:

                                    a.       For a Primary Part which has
                                             suffered Direct Damage or Resultant
                                             Damage, the hours indicated Section
                                             III minus [****] hours, or

                                    b.       For a Class A or Class B Primary
                                             Part for which a Parts Life Limit
                                             is established, the hours indicated
                                             in Section III minus [****] hours.

                         L(c) = For a Class C Primary Part for which a Parts Life Limit is established which is greater than [****] total Parts Cycle, [****] Cycles.

                           H  =     The man-hours required to accomplish the
                                    work as established in writing by IAE.

                           R  =     The labor rate, expressed in U.S. Dollars
                                    per hour, which will be determined as
                                    follows:

                                    a.       If the labor is performed at the
                                             Operator's facility, or its
                                             subcontractor's facility, the labor
                                             rate will be the greater of the
                                             Operator's labor rate or the
                                             subcontractor's labor rate, where
                                             the labor rates were determined in
                                             accordance with IAE Form XIAE380
                                             and provided to the Operator in
                                             writing, or

                                    b.       If the labor is performed by IAE,
                                             the labor rate will be the
                                             then-current labor rate of IAE.

                           E  =     Actual Engine Time on an Extended First Run
                                    Engine.

         E. DIRECT DAMAGE is the damage suffered by a Part itself upon its Failure.

         F. ECONOMICALLY REPAIRABLE shall generally mean that the cost of the repair as determined by IAE, exclusive of modification and transportation costs, will be equal to or less than [****] of the IAE commercial price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

         G. ENGINE(S) means those V2500 Engine(s), as described by IAE Specifications, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator or delivered directly to the Operator from IAE for use as a spare Engine. An Engine which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Credit Allowances and Adjustments under the provisions of this Service Policy.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         H. ENGINE OR MODULE TIME is the total number of flight hours of operation of an Engine or a Module.

         I. EXPENDABLE PARTS means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

         J. EXTENDED FIRST RUN ENGINE OR MODULE is an Engine or Module with more than [****] hours (or cycles, whichever comes first), Engine or Module Time but not more than [****] hours (or cycles, whichever comes first), Engine or Module Time.

         K. EXTENDED FIRST RUN PART means a Part with [****] hours (or cycles, whichever comes first), or less Parts Time operating in an Extended First Run Engine.

         L. FAILURE (FAILED) is the breakage, injury, or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

         M. FIRST RUN ENGINE OR FIRST RUN MODULE is an Engine or Module with [****] hours (or cycles, whichever comes first), or less Engine or Module Time.

         N. FIRST RUN PART is an Engine Part with [****] hours (or cycles, whichever comes first), or less Parts Time operating in a First Run Engine.

         O.       MODULE(S) means any one or more of the following assemblies of
                  Parts:

                  Fan Assembly and Low Pressure Compressor Assembly High Pressure Compressor Assembly
                  High Pressure Turbine Assembly
                  Low Pressure Turbine Assembly
                  Main gearbox
                  Any other Assembly of Parts so designated by IAE

         P. OPERATOR is the owner of one or more Engines operated for Commercial Aviation Use, the lessee if such Engine(s) is the subject of a long-term financing lease or as otherwise reasonably determined by IAE.

         Q. PART(S) means Engine parts sold by IAE and delivered to the Operator as original equipment in an Engine or Engine parts sold and delivered by IAE to the Operator as new spare parts in support of an Engine.

         R. PARTS CYCLE(S) means the aggregate total number of times a Part completes an Aircraft takeoff and landing cycle, whether or not thrust reverser is used on landing. As pilot training will involve extra throttle transients such as touch and go landings and takeoffs, IAE shall evaluate such transients for Parts Cycle determination.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         S. PARTS LIFE LIMIT is the maximum allowable total Parts Time or total Parts Cycles for specific Parts, including Reoperation if applicable, as established by IAE or by the United States Federal Aviation Administration. Parts Life Limits are published in the Time Limits Section (Chapter 05) of the applicable V2500 Series Engine Manual.

         T. PARTS REPAIR means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear, as determined by IAE.

         U. PARTS TIME is the total number of flight hours of operation of a Part.

         V. PRIMARY PART(S) are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in
                  Section III.

         W. RECONDITIONING means the restoration of an Engine or Module allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Engine or Module as a serviceable unit. When such Reconditioning is performed by IAE, the Parts Time or Parts Cycles, as applicable, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE.

         X.       REOPERATION is the alteration to or modification of a Part.

         Y. RESULTANT DAMAGE is the damage suffered by a Part because of the Failure of another Part within the same Engine.

         Z. SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE) shall mean those Parts determined by IAE to be unserviceable and not Economically Repairable. The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as an Engine Part.

VII      GENERAL CONDITIONS

         The following general conditions govern the application of this Service
         Policy:

         A.       RECORDS AND AUDIT

                  The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

         B.       SCRAPPING OF PARTS

                  1.       Scrappage Verification

                           Any Part for which a Parts Credit Allowance is requested shall be verified as Scrapped prior to the issuance of the Parts Credit Allowance. Verification of Scrappage shall occur as follows:

                           a. At the Operator's, or its subcontractor's, facility. Such verification shall be accomplished by the IAE Field
                                    Representative.

                           b.       At IAE, provided that IAE concurs that the
                                    Part is to be Scrapped. Sufficient
                                    information to identify the Part, the Engine from which the Part was removed, and the reason for its return shall be provided.

                  2.       Return of Parts

                           IAE, at its sole option, may require the Operator to return to IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

                  3.       Transportation Expenses

                           Transportation expenses shall be at the expense of the Operator if such Parts are shipped to and from IAE for examination and verification; except that IAE shall pay the expense if such Parts are shipped at the request of IAE.

                  4.       Title

                           Title to such Parts returned to IAE shall vest in
                           IAE:

                           a. Upon determination by IAE that the Operator is eligible for a Parts Credit Allowance. If it is determined that the Parts are scrapped Parts but are not eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator's expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

                           b.       Upon shipment, when such Parts are
                                    determined to be Scrap at the Operator's facility and are shipped to IAE at the request of IAE.

         C.       REPAIRABILITY REQUIREMENTS

                  The Operator shall set aside and exclude from the operation of this Service Policy for a period of six months any Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this six month period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said six month period only if agreed to by the Operator.

         D.       EXCLUSIONS FROM SERVICE POLICY

                  This Service Policy will not apply to any Engine, Module or
                  Part if it has been determined to the reasonable satisfaction of IAE that said Engine, Module or Part has Failed because it:

                  1. Has not been properly installed or maintained in accordance with IAE recommendations unless such improper installation or maintenance was performed by IAE, or

                  2. Has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE and current at the time, or

                  3. Has been repaired or altered other than by an IAE designated V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

                  4.       Has been subjected to:

                           a.       Misuse, neglect, or accident, or

                           b.       Ingestion of foreign material, or

                  5. Has been affected in any way by a part not defined as a Part herein, or

                  6. Has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts.

         E.       PAYMENT OPTIONS

                  IAE at its option may grant any Parts Credit Allowance as either a credit to the Operator's account with IAE or as a Part replacement.

         F.       PRESENTATION OF CLAIMS

                  Any request for a Credit Allowance must be presented to IAE not later than 180 days after the removal from service of the Engine or Part for which the Credit Allowance is requested. If IAE disallows the request, written notification will be provided to the Operator. The Operator shall have 90 days from such notification to request a reconsideration of the request for Credit Allowance. IAE shall have the right to refuse any request for a Credit Allowance which is not submitted within the stated time periods.

         G.       DURATION OF SERVICE POLICY

                  This Service Policy will normally cease to apply to all Parts in any Engine that is more than ten years old as measured from the date of shipment of the Engine from the factory. Unless advised to the contrary by IAE, this Service Policy shall, however, continue to be applicable to individual Engines after the expiration of the ten year period on a year to year basis so that the Operator may continue to receive the benefits of the Service Policy on the Parts in these Engines.

         H.       GENERAL ADMINISTRATION

                  On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

                  IAE International Aero Engines AG
                  400 Main Street
                  Mail Stop 121-10
                  East Hartford, CT 06108

                  Attention: Warranty Administration

         I.       LIMITATION OF LIABILITY

                  1. The express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy. In the event of any conflict or inconsistency between the express provisions of this Service Policy and any Illustrations contained herein, the express provisions shall govern.

                  2. Except to the extent that the Credit Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its engines and parts by IAE.

                  3. IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. No such retraction or change shall diminish the benefits which the Operator may be entitled to receive with respect to Engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed Engines for which a firm unconditional order has been placed with the aircraft manufacturer prior to the announcement of any such retraction or change.

         J.       ASSIGNMENT OF SERVICE POLICY

                  This Service Policy shall not be assigned, either in whole or in part, by either party. IAE will, however, upon the written request of the Operator consider an extension of Service Policy Credit Allowances and adjustments to Engines, Modules and Parts sold or leased by an Operator to another Operator, to the extent only, however, that such Credit Allowances and adjustments exist at the time of such sale or lease and subject to the terms and conditions of the Service Policy. IAE shall not unreasonably withhold such extension of such Credit Allowances.

                                   EXHIBIT D-2

                     V2500 NACELLE AND PARTS SERVICE POLICY

                                       IAE

                          INTERNATIONAL AERO ENGINES AG

                     V2500 NACELLE AND PARTS SERVICE POLICY

















Issued: November 16, 1988

                                       IAE

                          INTERNATIONAL AERO ENGINES AG

                     V2500 NACELLE AND PARTS SERVICE POLICY

This Nacelle and Parts Service Policy (Service Policy) is a statement of the terms and conditions under which IAE International Aero Engines AG ("IAE") will grant the Operators of its V2500 Nacelles certain Allowances and adjustments in the event that Parts of such Nacelles suffer Failure in service.

This Service Policy is divided into four sections:

Section I         describes the Allowances and adjustments which        Page  93
                  will be granted should the Nacelle or Part(s)
                  suffer a Failure.

Section II        describes the Allowances and adjustments which        Page  94
                  will be granted when IAE declares a Campaign
                  Change.

Section III       contains the definitions of certain words and         Page  95
                  terms used throughout this Service Policy.
                  These words and terms are identified in the
                  text of this Service Policy by the use of
                  initial capital letters for such words and terms.

Section IV        contains the general conditions governing the         Page  98
                  application of this Service Policy.

I        ALLOWANCES AND ADJUSTMENTS

         A.       FIRST RUN NACELLE AND PART

                  1. A First Run Nacelle is a Nacelle with [****] hours or less Nacelle Time and a First Run Part is a Part with [****] hours or less Parts Time operating in a First Run Nacelle.

                  2. If a First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Part:

                           a.       IAE will grant to the Operator:

                                    (1)      A [****] percent Parts Credit
                                             Allowance for any such First Run
                                             Part Scrapped, and

                                    (2)      A [****] percent Labor Allowance
                                             Parts Repair of any First Run Part
                                             requiring Parts Repair.

                           b. If such Damage of a First Run Part causes the removal of the Nacelle from the Aircraft, IAE will, in addition to Subparagraph a. above, grant to the
                                    Operator:

                                    (1)      A [****] percent Labor Allowance
                                             for disassembly, reassembly and
                                             necessary testing of the Nacelle
                                             requiring Reconditioning as a
                                             result of such Damage of the First
                                             Run Part, and

                                    (2)      A [****] percent Parts Credit
                                             Allowance for those Expendable
                                             Parts required in the
                                             Reconditioning of the Nacelle.

                           c. If such Damage of a First Run Part causes the removal of the Nacelle from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Nacelle or accomplish the Parts Repair at no charge to the Operator rather than providing the above Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE. Transportation charges to and from the Maintenance Center shall be paid by the operator.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         B.       PRIMARY PART

                  1. A Primary Part is a Part other than a First Run Part but having not more than [****] hours Parts Time.

                  2. Primary Parts not eligible for those Allowances granted to First Run Parts are eligible for Allowances under this Section I, Paragraph B., provided that the Primary Part suffers Direct Damage or Resultant Damage and Provided that the Part causing Resultant Damage is also a Primary Part.

                  3. IAE will grant to the Operator a Parts Credit Allowance for such a Primary Part Scrapped or a Labor Allowance for such a Primary Part for which a Parts Repair is designated in writing by IAE as being eligible for adjustment under this Section I, Paragraph B. Such Allowance will be based on [****] percent to [****] hours total Parts Time which then decreases, pro rata, to zero percent at [****] hours Parts time.

II       CAMPAIGN CHANGE ALLOWANCES AND ADJUSTMENTS

                  A. A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition, or deletion of a Part(s). IAE will grant the Allowances and adjustments specified in this
                           Section II to the Operator when Campaign Change recommendations are complied with by the Operator.

B.       STANDARD ALLOWANCES

         1. A [****] percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with [****] hours or less total Parts Time.

         2. A [****] percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with more than [****] hours total Parts Time.

         3. A [****] percent Labor Allowance for Reoperation of installed or serviceable shelf stock Nacelle Parts with 6,000 hours or less total Parts Time, which are Reoperated in accordance with the Campaign Change.

         4. A [****] percent Labor Allowance for Reoperation of installed or serviceable shelf stock Nacelle Parts with more than [****] hours total Parts Time, which are Reoperated in accordance with the Campaign Change.

         5. A [****] percent Labor Allowance for disassembly and reassembly of the Nacelle, if the disassembly is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

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C.       OPTIONAL ALLOWANCES AND ADJUSTMENTS

         1. When IAE declares Campaign Change, IAE, at its sole option, may grant to the Operator allowances and adjustments, such as, but not necessarily limited to:

                  a.       No charge material
                  b.       Specially priced material
                  c.       Single payment settlements for the Operators' fleet
                  d.       Fixed allowance support for each Nacelle.

         2. These optional allowances and adjustments will be provided either:

                  a.       Instead of the standard Allowances of Paragraph B.,
                  b.       In addition to the standard Allowances of Paragraph
                           B., or
                  c.       As a portion of the standard Allowances of Paragraph
                           B.

         3. In no event shall the worth to the Operator, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Allowance, per Paragraph B. In considering the use of these optional allowances and adjustments, IAE will attempt to minimize the financial and administrative impact on the Operator.

III      DEFINITIONS

         A.       ALLOWANCES

         1. PARTS CREDIT ALLOWANCE is an amount determined in accordance with the following formula:

                  a.       [****] percent Parts Credit Allowance = P

                  b.       [****] percent Parts Credit Allowance = P/2

                  c.       Pro rata Parts Credit Allowance = [****] - T
                                                             ---------  x P
                                                             [****]

         2. LABOR ALLOWANCE is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped.

                  a.       [****] percent Labor Allowance = H x R

                  b.       [****] percent Labor Allowance = H x R
                                                        -

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

                                                        2

                  c.       Pro rata Labor Allowance = [****] - T
                                                      --------- x H x R
                                                      [****]

         3. The variables used in calculating the above Allowances are defined as:

                  P = for a Part Scrapped because of Direct Damage or Resultant Damage, the IAE commercial price of the Part Scrapped current at the time of either the Nacelle removal or Part removal, whichever occurs sooner, or for replacement of Parts because of a Campaign Change, the IAE price of the replacing Part specified in the Campaign Change current at the time of notification to the Operator of the Campaign Change.

                  T = actual Parts Time hours on a Part which has suffered Direct Damage or Resultant Damage or the Parts Life Limit as established for the Part.

                  H = the man-hours required to accomplish the work as established in writing by IAE.

                  R = the labor rate, expressed in dollars per hour, which will be determined as follows:

                           a. If the labor is performed at the Operator's facility, or its subcontractor's facility, the labor rate will be the greater of the Operator's labor rate or the subcontractor's labor rate, where the labor rates were determined in accordance with IAE Form and provided to the Operator in writing, or

                           b. If the labor is performed at a V2500 Maintenance Center designated by IAE, the labor rate will be the then current labor rate at that Center.

         B. CAMPAIGN CHANGE is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of a Part(s) and is characterized by the granting of certain Allowances to the Operator when such recommendations are complied with by the Operator.

         C. COMMERCIAL AVIATION USE is the operation of Nacelles in Aircraft used for commercial, corporate or private transport purposes. The operation of Nacelles by Government Agencies or Services is normally excluded except that IAE will consider written requests for the inclusion of such Nacelles under the provisions of this Service Policy.

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         D.       DIRECT DAMAGE is the damage suffered by a Part itself upon its
                  Failure.

         E. ECONOMICALLY REPAIRABLE shall generally mean that the cost of the repair as determined by IAE exclusive of modification and transportation costs, will be equal to or less than [****] percent of the IAE commercial price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

         F. EXPENDABLE PARTS means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

         G. FAILURE (FAILED) is the breakage, injury, or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

         H.       FIRST RUN NACELLE is a Nacelle with [****] hours or less
                  Nacelle Time.

         I. FIRST RUN PART is a Nacelle Part with [****] hours or less Parts Time operating in a First Run Nacelle.

         J. NACELLE(S) means V2500 nacelle(s) and thrust reverser, as described in IAE Specifications referenced below, as such Specifications may be revised from time to time, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator or delivered directly to the Operator from IAE for use as a spare nacelle. A Nacelle which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Allowances and adjustments under the provisions of this Service Policy.

                  Model No.         Specification No.         Specification Date
                  ---------         -----------------         ------------------
                  V2500             IAE-0004                         1988

         K. NACELLE TIME is the total number of flight hours of operation of a Nacelle.

         L. OPERATOR is the owner of one or more Nacelles operated for Commercial Aviation use, the lessee if such Nacelle(s) is the subject of a long-term financing lease or as otherwise reasonably determined by IAE.

         M. PART(S) means Nacelle parts sold by IAE and delivered to the Operator as original equipment in a Nacelle or Nacelle parts sold and delivered by IAE to the Operator as new spare parts in support of a Nacelle.

         N. PARTS LIFE LIMIT is the maximum allowable Parts Time, for specific Parts as established by IAE or by the Federal Aviation Administration in an Airworthiness Directive.

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         0.       PARTS REPAIR means the IAE designated restoration of Failed
                  Parts to functional serviceable status, excluding repair of normal wear and tear, as determined by IAE.

         P. PARTS TIME is the total number of flight hours of operation of a Part.

         Q. PRIMARY PART means a Part other than a First Run Part but not having more than [****] hours Parts Time.

         R. RECONDITIONING means the restoration of a Nacelle allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Nacelle as a serviceable unit. When such Reconditioning is performed by IAE designated V2500 Maintenance Center, the Parts Time, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE.

         S.       REOPERATION is the alternation to or modification of a Part.

         T. RESULTANT DAMAGE is the damage suffered by a Part because of the Failure of another Part within the same Nacelle.

         U. SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE) shall mean those Parts determined by IAE to be unserviceable and not Economically Repairable. The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as a Nacelle Part.

IV       GENERAL CONDITIONS

         The following general conditions govern the application of this Service
         Policy:

         A.       RECORDS AND AUDIT

                  The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

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         B.       SCRAPPING OF PARTS

                  1.       Scrappage Verification

                           Any Part for which a Parts Credit Allowance is requested shall be verified as Scrapped prior to the issuance of the Allowance. Verification of Scrappage shall occur as Follows:

                           a. At the Operator's, or its subcontractor's, facility. Such verification shall be accomplished by the IAE Field
                                    Representative.

                           b. At a V2500 Maintenance Center designated by IAE, provided that IAE concurs that the Part is to be Scrapped. Sufficient information to identify the Nacelle from which the Part was removed, and the reason for its return shall be provided.

                  2.       Return of Parts

                           IAE, at its sole option, may require the Operator to return to IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

                  3.       Transportation Expenses

                           Transportation expenses shall be at the expense of the Operator if such Parts are shipped to and from a V2500 Maintenance Center designated by IAE for examination and verification; except, that IAE shall pay the expense of transport of such Parts as are shipped at the request of IAE.

                  4.       Title

                           Title to such Parts returned to IAE shall vest in IAE.

                           a.       Upon determination by IAE that the
                                    Operator is eligible for a Parts Credit
                                    Allowance. If it is determined that the
                                    Parts are scrapped Parts but are not
                                    eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator's expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

                           b.       Upon shipment, when such Parts are
                                    determined to be Scrap at the Operator's facility and are shipped to IAE at the request of IAE.

         C.       REPAIRABILITY REQUIREMENTS

                  The Operator shall set aside and exclude from the operation of this Service Policy for a period of six months any Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this six month period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said six month period only if agreed to by the Operator.

         D.       EXCLUSIONS FROM SERVICE POLICY

                  This Service Policy will not apply to any Nacelle, or Part if it has been determined to the reasonable satisfaction of IAE that said Nacelle or Part has Failed because it:

                  1. Has not been properly installed or maintained in accordance with IAE recommendations unless such improper installation or maintenance was performed by IAE or at any V2500 Maintenance Center designated by IAE.

                  2. Has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE and current at the time, or

                  3. Has been repaired or altered outside any V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

                  4.       Has been subjected to:

                           a.       Misuse, neglect, or accident, or

                           b.       Ingestion of foreign material, or

                  5. Has been affected in any way by a part not defined as a Part herein, or

                  6. Has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts.

         E.       PAYMENT OPTIONS

                  IAE at its option may grant any Parts Credit Allowance as either a credit to the Operator's account or as a Part replacement.

         F.       PRESENTATION OF CLAIMS

                  Any request for an Allowance must be presented to IAE not later than 180 days after the removal from service of the Engine or Part for which the Allowance is requested. If IAE disallows the request, written notification will be provided to the Operator. The Operator shall have 90 days from such notification to request a reconsideration of the request for Allowance. IAE shall have the right to refuse any request for an Allowance which is not submitted within the stated time periods.

         G.       DURATION OF SERVICE POLICY

                  This Service Policy will normally cease to apply to all Parts in any Nacelle that is more than ten years old as measured from the date of shipment of the Nacelle from the factory. This Service Policy shall, however, continue to be applicable to individual Nacelles after the expiration of the ten year period on a year to year basis so that the Operator may continue to receive the benefits of the Service Policy on the Parts in these Nacelles.

         H.       GENERAL ADMINISTRATION

                  On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

                       IAE International Aero Engines AG
                       400 Main Street
                       Mail Stop 121-10
                       East Hartford, CT 06108

                       Attention: Warranty Administration

         I.       LIMITATION OF LIABILITY

                  1. The express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy.

                  2. Except to the extent that the Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Nacelles and Parts by IAE.

                  3. IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. No such retraction or change shall diminish the benefits which the Operator may be entitled to receive with respect to Nacelles for which a acceptable order has been placed with IAE or with respect to aircraft with installed Nacelles for which firm orders have been placed or options obtained with the aircraft manufacturer prior to the announcement of any such retraction or change.

         J.       ASSIGNMENT OF SERVICE POLICY

                  This Service Policy shall not be assigned, either in whole or in part, by either party. IAE will, however, upon the written request of the Operator consider an extension of Service Policy Allowances and adjustments to Nacelles and Parts sold or leased by an Operator to another Operator, to the extent only, however, that such Allowances and adjustments exist at the time of such sale or lease and subject to the terms and conditions of the Service Policy. IAE shall not unreasonably withhold such extension of such Allowances.

                                   EXHIBIT D-3

                 WARRANTY FOR SPECIAL TOOLS AND GROUND EQUIPMENT

1. If it is shown that a defect in material or workmanship has become apparent in any item of special tooling and ground equipment within one year from the date of receipt of such item by the Operator, then IAE will either as it may in its sole discretion determine repair or exchange such item free of charge.

2. The obligations of IAE under this Warranty are subject to the following terms and conditions.

         2.1 The defect must not be due to misuse, negligence of anyone other than IAE, accident or misapplication.

         2.2 Such item shall not have been used, maintained, modified, stored or handled other than in a manner approved by IAE.

         2.3 Any claim under this Warranty shall be made in writing to IAE within 90 days of the discovery of the defect and the defective item shall be made available or sent to IAE for inspection as it may require.

3. IAE shall not be liable for any incidental, consequential or resultant loss or damage howsoever occurring, nor for labor costs involved in removal or replacement of parts.

                                   EXHIBIT D-4

                           V2500 RELIABILITY GUARANTEE

                          V2500 RELIABILITY GUARANTEE

I        INTRODUCTION

         IAE assures New Air that by the end of the [****] year period commencing with New Air's first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500 Engines, the cumulative Engine Shop Visit Rate will not exceed a Guaranteed Rate of [****] per 1000 Eligible Engine flight hours. Under this Guarantee, if the cumulative Engine Shop Visit
         Rate exceeds the Guaranteed Rate, IAE will credit New Air's account with IAE an amount of [****] U.S. Dollars for each Eligible Engine Shop Visit determined to have been in excess of the Guaranteed Rate.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

                  The Period of Guarantee will start on the date New Air initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] from that date.

         B.       ELIGIBLE ENGINES

                  The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by New Air during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that New Air or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for New Air.

         C.       ELIGIBLE SHOP VISITS

                  Eligible Shop Visits shall comprise the shop visits of Eligible Engines required for the following reasons:

                  1.       a Failure of a Part in such Eligible Engines;

                  2. foreign object damage caused by the ingestion of birds, hailstones or runway gravel;

                  3. an Airworthiness Directive issued by the applicable Certification Authority;

                  4.       maintenance as recommended by IAE; and

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                                                                Page 105 of 131

                  5. removal for LLP time expiration so long as minimum build cycle requirement pursuant to the Maintenance Management Plan is adhered to.

         D.       REPORTING OF ENGINE SHOP VISITS AND ENGINE FLIGHT HOURS

                  Eligible Shop Visits shall be reported to IAE by New Air within thirty days after the date of such Engine Shop Visit using IAE Form SVR Rev 1, July 95 together with such other information as may be needed to determine the Eligibility of the Engine Shop Visit. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Engine Shop Visit, supporting information will be furnished.

                  Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by New Air within thirty days after each month's end to IAE on IAE Form SVR Rev 1, July 95 unless other procedures are established for the reporting of flight hours.

         E.       CREDIT ALLOWANCE CALCULATION

                  A credit of [****] U.S. Dollars will be granted by IAE for each Eligible Engine Shop Visit determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Engine Shop Visit records and Eligible Engine flight hour information have been reported to IAE.

                  Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against New Air's account with IAE. Credits and debits will be applied to New Air's account with IAE not later than thirty days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

                  Credit Allowance = (AR - GR) x [****] U.S. Dollars

                  where:

                  AR = Total Eligible Engine Shop Visits during the period of the calculation.

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                                                                Page 106 of 131

                  GR = [****]/1,000 x total Engine flight hours accumulated on
                       Eligible Engines during the period of the calculation.

                       (NOTE: GR will be rounded to the nearest whole number.)

III      DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts excluded by the General Conditions of the Policy shall be excluded from this Guarantee except that Engine Shop Visits resulting from ingestion of birds, hailstones or runway gravel shall be included as Eligible under this Guarantee.

IV       SPECIFIC CONDITIONS

         A        The Guaranteed Rate is predicated on the use by New Air of:

                  1.       An average flight cycle of no less than [****] hours;

                  2. Thrust levels which are derated an average of [****] for Takeoff relative to full Takeoff ratings;


                  3. An average Aircraft utilization equal to or less than [****] flight hours per year;

                  4. An Aircraft and Engine delivery schedule in respect of thirty-two (32) Aircraft (composed of twenty-five
                           (25) Firm Aircraft and seven (7) Leased Aircraft) and seven (7) spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 3 DEG. C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of ownership by New Air of any Engine or any V2500 powered Aircraft subsequent to delivery to New Air, or (c) if New Air takes Option Aircraft or Option Spare Engines.

         C. In the event credits are issued under Section II, such credits will be dedicated to the procurement of Parts aimed at correction of the situations contributing to excess Engine Shop Visits. Accordingly, New Air and IAE will establish jointly the modifications or Parts to be selected, and New Air will incorporate the changes into Eligible Engines.


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                                                                Page 107 of 131

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to New Air as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to New Air under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to New Air from IAE or any third-party, New Air may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                   EXHIBIT D-5

                           V2500 DELAY AND CANCELLATION

                          V2500 DELAY AND CANCELLATION

I        INTRODUCTION

         IAE assures New Air that by the end of the [****] year period commencing with New Air's first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500 Engines, the cumulative Engine-caused Delay and Cancellation Rate will not exceed a Guaranteed Rate of [****] per 100 Aircraft departures. Under this Guarantee, if the cumulative Engine-caused Delay and Cancellation Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit New Air's account with IAE an amount of [****] U.S. Dollars for each excess Eligible Delay and Cancellation determined to have been in excess of the Guaranteed Rate.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

                  The Period of Guarantee will start on the date New Air initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] years from that date.

         B.       ELIGIBLE ENGINES

                  The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by New Air during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that New Air or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for New Air.

         C.       i) ELIGIBLE DELAY

                  An Eligible Delay shall occur when by a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of a delay in the final Departure of that Aircraft by more than fifteen minutes after its programmed Departure in either of the following instances:

                  1) an originating flight departing later than its scheduled Departure time; or

                  2) a through flight or a turnaround flight remaining on the ground longer than its scheduled ground time.

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                                                                Page 110 of 131

         C.       ii) ELIGIBLE CANCELLATION

                  A single Cancellation shall occur when a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of the elimination of a Departure in either of the following instances:

                  1) cancellation of a trip comprising a single flight leg; or

                  2) cancellation of any or all of the flight legs of a multiple leg trip.

         C.       iii)

                  A Departure which is cancelled after an Eligible Delay shall be an Eligible Cancellation not an Eligible Delay.

         C.       iv)

                  Consecutive Delays and Cancellations for the same problem because corrective action had not been taken will be excluded.

         D.       DEPARTURE

                  A Departure comprises the movement of an Aircraft from the blocks for the purpose of an intended scheduled revenue flight provided that there can be only one Departure for each intended flight.

         E.       REPORTING OF ELIGIBLE DELAYS AND CANCELLATIONS

                  Eligible Delays and Cancellations shall be reported to IAE by New Air within thirty days after the date of such Delay or Cancellation using IAE Form DC Rev 1, July 95, together with such other information as may be needed to determine the Eligibility of the Delay or Cancellation. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Delay or Cancellation, supporting information will be furnished.

                  Departures accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by New Air within thirty days after each month's end to IAE on IAE Form DC Rev 1, July 95, unless other procedures are established for the reporting of Departures.

         F.       CREDIT ALLOWANCE CALCULATION

                  A credit of [****] U.S. Dollars will be granted by IAE for each Eligible Delay and Eligible Cancellation determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary records of Delays, Cancellation and Departure have been reported to IAE.

                  Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the first year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against New Air's account with IAE. Credits and debits will be applied to New Air's account with IAE not later than thirty days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

                  Credit Allowance = (ADC - GDC) x [****] U.S. Dollars

                  Where:

                  ADC    = Total qualifying actual Engine Caused Delays and
                           Cancellations claimed and accepted as eligible during the applicable period of the calculation.

                  GDC    = ([****]/100) x total Departures accumulated on
                           Eligible Engines during the applicable period of calculation.

III      DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Delays and Cancellation excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV       SPECIFIC CONDITIONS

         A.       The Guaranteed Rate is predicated on the use by New Air of:

                  1.       An average flight cycle of no less than 1.4 hours;

                  2. Thrust levels which are derated an average of [****] for Takeoff relative to full Takeoff ratings;


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  3. An average Aircraft utilization equal to or less than 3,500 flight hours per year;

                  4. An Aircraft and Engine delivery schedule in respect of thirty-two (32) Aircraft (composed of twenty-five
                           (25) Firm Aircraft and seven (7) Leased Aircraft) and seven (7) spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 3 DEG. C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of ownership by New Air of any Engine or any V2500 powered Aircraft subsequent to delivery to New Air, or (c) if New Air takes Option Aircraft or Option Spare Engines.

         C. In the event credits are issued under Section II, such credits will be dedicated to the procurement of parts aimed at correction of the situations contributing to excess Delays and Cancellation. Accordingly, New Air and IAE will establish jointly the modifications or Parts to be selected, and New Air will incorporate the changes into Eligible Engines.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to New Air as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to New Air under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to New Air from IAE or any third-party, New Air may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                   EXHIBIT D-6

                         V2500 INFLIGHT SHUTDOWN GUARANTEE

                       V2500 INFLIGHT SHUTDOWN GUARANTEE

I        INTRODUCTION

         IAE assures New Air that by the end of the [****] year period commencing with New Airs first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500 Engines, the cumulative Engine Inflight Shutdown Rate will not exceed a Guaranteed Rate of [****] per 1000 Eligible Engine flight hours. Under this Guarantee, if the cumulative Eligible Inflight Shutdown Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit New Air's account with IAE an amount of [****] U.S. Dollars for each Eligible Inflight Shutdown determined to have been in excess of the Guaranteed Rate.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

         The Period of Guarantee will start on the date New Air initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] years from that date.

         B.       ELIGIBLE ENGINES

         The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by New Air during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that New Air or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for New Air.

         C.       ELIGIBLE INFLIGHT SHUTDOWNS

         Eligible Inflight Shutdowns shall comprise the inflight shutdown of an Eligible Engine during a scheduled revenue flight which is determined to have been caused by a Failure of a Part of such Engine. Multiple inflight shutdowns of the same Engine during the same flight leg for the same problem will be counted as one Eligible Inflight Shutdown. A subsequent inflight shutdown on a subsequent flight leg for the same problem because corrective action has not been taken will be excluded.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         D.       REPORTING OF ELIGIBLE INFLIGHT SHUTDOWNS

                  Eligible Inflight Shutdowns shall be reported to IAE by New Air within thirty days after the date of such Inflight Shutdown using IAE Form IFSD Rev 1, July 95 together with such other information as may be needed to determine the Eligibility of the Inflight Shutdown. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Inflight Shutdown, supporting information will be furnished.

                  Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by New Air within thirty days after each month's end to IAE on IAE Form IFSD Rev 1, July 95 unless other procedures are established for the reporting of flight hours.

         E.       CREDIT ALLOWANCE CALCULATION

                  A credit of [****] U.S. Dollars will be granted by IAE for each Eligible Inflight Shutdown determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Inflight Shutdown records and Eligible Engine flight hour information have been reported to IAE.

                  Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against New Air's account with IAE. Credits and debits will be applied to New Air's account with IAE not later than thirty days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

                  The Credit Allowance = (AI - GI) x [****] U.S. Dollars
                  Where:

                  AI = Total Eligible Inflight Shutdowns during the period of the calculation;

                  GI = ([****]/1,000) x total Engine flight hours accumulated on Eligible Engines during the period of the calculation.

                  (NOTE:   GI will be rounded to the nearest whole number.)


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

III      DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines and Inflight Shutdowns excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV       SPECIFIC CONDITIONS

         A.       The Guaranteed Rate is predicated on the use by New Air of:

                  1.       An average flight cycle of no less than 1.4 hours;

                  2. Thrust levels which are derated an average of twenty percent (20%) for Takeoff relative to full Takeoff ratings;

                  3. An average Aircraft utilization equal to or less than 3,500 flight hours per year;

                  4. An Aircraft and Engine delivery schedule in respect of thirty-two (32) Aircraft (composed of twenty-five
                           (25) Firm Aircraft and seven (7) Leased Aircraft) and seven (7) spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 3 DEG. C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of ownership by New Air of any Engine or any V2500 powered Aircraft subsequent to delivery to New Air, or (c) if New Air takes Option Aircraft or Option Spare Engines.

         C. In the event credits are issued under Section II, such credits will be dedicated to the procurement of Parts aimed at correction of the situations contributing to excess Inflight Shutdowns. Accordingly, New Air and IAE will establish jointly the modifications or Parts to be selected, and New Air will incorporate the changes into Eligible Engines.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to New Air as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to New Air under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to New Air from IAE or any third-party, New Air may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                  EXHIBIT D-7

                   V2500 FUEL CONSUMPTION RETENTION GUARANTEE

                 V2500-A5 FUEL CONSUMPTION RETENTION GUARANTEE

I        INTRODUCTION

         IAE assures New Air that during the [****] year period commencing with New Air's first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500-A5 Engines, the fleet average cruise fuel consumption for Eligible Engines will not have increased by more than a Guaranteed Rate of [****]. Under this Guarantee, if the fleet average cruise fuel consumption for Eligible Engines exceeds the Guaranteed Rate at the end of the Guarantee Period, IAE will credit New Air's account with IAE an amount in respect of excess fuel consumed for that portion of the Period of the Guarantee that the Guarantee level has been exceeded.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

                  The Period of Guarantee will start on the date New Air initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] years from that date.

         B.       ELIGIBLE ENGINES

                  The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by New Air during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that New Air or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for New Air.

         C.       FUEL CONSUMPTION MEASUREMENT

                  The inflight data required for administration of this Guarantee will be obtained by New Air during stable cruise conditions using ECM data recordings and the ECM II software available from IAE (requires the ECM sales order option from Airbus).

                  Provided that:

                  a) the fuel consumption data for any Eligible Engine on which the engine parameters indicate a possible malfunction (including associated Aircraft systems), other than normal gas path deterioration, that is subsequently confirmed by maintenance action will not be considered acceptable data, and


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  b) data which is obviously inaccurate under normal engine monitoring practices will not be considered acceptable data; this type of data will be rejected unless New Air validity checks have established that Total Air Temperature, Fuel Flow Aircraft and Engine Bleed Systems and other Aircraft parameters are within normal operating ranges.

         D.       PERIODIC CRUISE FUEL CONSUMPTION DETERIORATION

                  The Periodic Fleet Average Cruise Fuel Consumption Deterioration shall be the average of the Cruise Fuel Flow Deterioration for all installed Eligible Engines for a 30 day reporting period. This is to be reported to IAE every 30 days.

         E.       FLEET AVERAGE CRUISE FUEL CONSUMPTION DETERIORATION

                  The Fleet Average Cruise Fuel Consumption Deterioration is the average of the Periodic Fleet Average Cruise Fuel Consumption Deterioration values for all 30 day periods during the Period of Calculation (cumulative from start of Period of Guarantee to end of the third, fifth, seventh, and tenth years).

         F.       OPERATIONAL DATA

                  New Air shall provide the following data to IAE as indicated during the Period of the Guarantee:

                  1. Total quantity of fuel consumed by Eligible Engines during the Period (U.S. Gallons), every thirty days.

                  2. Average cost of fuel to New Air over the Period of Guarantee (U.S. Dollars per U.S. Gallon), every thirty days.

                  3. Aircraft operating hours for each 30 day period during the Period of Guarantee

                  4.       Engine maintenance action information, as requested.

                  Alternatively;

                  IAE is agreeable to the use of the Airbus performance model to estimate the total fuel consumption during the period of guarantee (using typical New Air V2500-A5 powered A320 family aircraft operating characteristics). Average cost of fuel to be agreed between IAE and New Air based on typical fuel costs in the appropriate area of operation during the period of guarantee. New Air shall notify IAE in writing of its selection prior to the end of the first settlement period.

         G.       EXCESS FUEL CONSUMPTION CREDIT CALCULATION

         If at the end of each Period of Calculation the Fleet Average Fuel Consumption Deterioration exceeds the Guaranteed Rate, IAE will grant New Air a credit in respect to excess fuel consumption calculated in accordance with the following formula:

         C = (D-GR)% YHF

         where:

                  C =      the amount of the credit in U.S. dollars

                  D = the Fleet Average Fuel Consumption Deterioration (in percent)

                  GR =      the Guaranteed Rate

                  Y = initial cruise fuel flow of new Eligible Engines expressed in U.S. gallons per hour to be established within 30 days of start of operation (per ECM II program)

                  H = the total of all flight hours flown by New Air's Eligible Engines during that portion of the Period of Guarantee that the Guarantee level has been exceeded.

                  F = The average net cost to New Air in U.S. Dollars per U.S. Gallon of aviation fuel consumed by New Air during the Period of Guarantee.

III      DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Plan, this Plan shall govern.

IV       SPECIFIC CONDITIONS

         A.       The Guaranteed Rate is predicated on the use by New Air of:

                  1.       An average flight cycle of no less than 1.4 hours;

                  2. Thrust levels which are derated an average of twenty percent (20%) for Takeoff relative to full Takeoff ratings;

                  3. An average Aircraft utilization equal to or less than 3,500 flight hours per year;

                  4. An Aircraft and Engine delivery schedule in respect of thirty-two (32) Aircraft (composed of twenty-five
                           (25) Firm Aircraft and seven (7) Leased Aircraft) and seven (7) spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 3 DEG. C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of ownership by New Air of any Engine or any V2500 powered Aircraft subsequent to delivery to New Air, or (c) if New Air takes Option Aircraft or Option Spare Engines.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to New Air as a result of the failure of Eligible Engines to achieve the performance level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to New Air by IAE or any other source under any applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to New Air, New Air may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                   EXHIBIT D-8

                     V2500 EXHAUST GAS TEMPERATURE GUARANTEE

                    V2500 EXHAUST GAS TEMPERATURE GUARANTEE

I        INTRODUCTION

         IAE assures New Air that during the first [****] hours of operation of each V2500 Engine (including for purposes of this Guarantee, the Leased Aircraft), the maximum stabilized takeoff exhaust gas temperature will not exceed the Certified Limit. Under this Guarantee if it is confirmed that the Certified Limit has been exceeded, IAE will credit New Air's account with IAE in the amount of [****] USD. For the purpose of this Guarantee, the Certified Limit is exceeded if the Engine will not achieve the specified engine pressure ratio for takeoff thrust without exceeding the Certified Limit for its Exhaust Gas Temperature.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

                  The Period of Guarantee for each Eligible Engine will start on the date New Air initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by such Engine and will terminate [****] years from that date or upon the expiration of the first [****] hours of operation of such Engine, whichever is the sooner.

         B.       ELIGIBLE ENGINES

                  The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by New Air during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that New Air or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for New Air.

         C.       RESTORATION OF INSTALLED ENGINE

                  If during the Period of Guarantee, the maximum stabilized takeoff exhaust gas temperature of an Eligible Engine installed in an Aircraft operated by New Air exceeds the Certified Limit, New Air shall undertake on-wing Engine maintenance recommended by IAE, with technical assistance provided by IAE, to restore the performance of that Engine.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         D.       CALIBRATION OF REMOVED ENGINE

                  If the Performance of an installed Eligible Engine cannot be restored by the maintenance recommended under Section II, Paragraph C, New Air shall promptly remove such Engine from the Aircraft and dispatch it at its cost for calibration in an IAE designated test cell. If such calibration verifies that the exhaust gas temperature of the Engine is not in excess of the Certified Limit or it is established that any excess is due to causes which are excluded by the General Conditions in Section III, then the cost of such test cell calibration and associated transportation will be borne by New Air.

         E.       CREDIT ALLOWANCE

                  A credit of [****] USD will be granted by IAE for each event not meeting the requirements set forth in Section I of this guarantee and as verified by Section II, Paragraph D above.

III      SPECIFIC CONDITIONS

         A.       This EGT Guarantee is predicated on the use by New Air of:

                  1.       An average flight cycle of [****] hours;

                  2. Thrust levels which are derated an average of [****] for Takeoff relative to full Takeoff ratings;

                  3. An average Aircraft utilization equal to or less than [****] flight hours per year;


                  4. An Aircraft and Engine delivery schedule in respect of thirty-two (32) Aircraft (composed of twenty-five
                           (25) Firm Aircraft and seven (7) Leased Aircraft) and seven (7) spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 30-degrees- C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of ownership by New Air of any Engine or any V2500 powered Aircraft subsequent to delivery to New Air, or (c) if New Air takes Option Aircraft or Option Spare Engines.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

IV       DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to New Air as a result of the failure of Eligible Engines to achieve the performance level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to New Air under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to New Air from IAE or any third-party, New Air may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                   EXHIBIT D-9

                        V2500 MAINTENANCE COST GUARANTEE

                        V2500 MAINTENANCE COST GUARANTEE

I        INTRODUCTION

         IAE assures New Air that by the end of the [****] year period commencing with New Air's first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500 Engines, the cumulative cost of Eligible Maintenance for Eligible Engines will not, subject to escalation, exceed a Guaranteed Cost Rate of U.S. [****] per Eligible Engine flight hour. Under this Guarantee, if the cumulative cost per Eligible Engine flight hour for Eligible Maintenance of New Air's Engines over the Period of the Guarantee exceeds the escalated Guaranteed Cost Rate, IAE will credit New Air's account with IAE an amount of [****] of the excess.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

                  The Period of Guarantee will start on the date New Air initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] years from that date.

         B.       ELIGIBLE ENGINES

                  The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by New Air during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that New Air or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for New Air.

         C.       ELIGIBLE MAINTENANCE

                  Eligible Maintenance shall comprise maintenance of Eligible Engines or Parts thereof required for the following reasons:

                  1.       a Failure of a Part in such Eligible Engines;

                  2. foreign object damage caused by the ingestion of birds, hailstones or runway gravel;

                  3. an Airworthiness Directive issued by the applicable Certification Authority; and


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  4.       maintenance as recommended by IAE.

         D.       ELIGIBLE MAINTENANCE COSTS

                  Eligible Maintenance Costs shall comprise:

                  i) PARTS COSTS which shall comprise the costs to New Air of all Parts removed from Eligible Engines during Eligible Maintenance which are unfit for further service except Parts removed upon expiry of their Limited Life and vendor proprietary accessories and parts therein;

                  ii) LABOR COSTS which shall comprise direct shop labor man hours actually incurred during Eligible Maintenance valued at the labor rate established by IAE for New Air; and

                  iii) OUTSIDE SERVICES COSTS which shall comprise costs invoiced to New Air for Eligible Proprietary Repair Maintenance undertaken by outside contractors approved by IAE.

         E.       NET MAINTENANCE COST

                  Within thirty days following each anniversary of the commencement of the Period of Guarantee, New Air will report to IAE the Eligible Maintenance Costs incurred by New Air during the preceding year together with a statement of any contributions received from IAE or third parties towards such Eligible Maintenance Costs. Within the following sixty days, IAE and New Air will jointly calculate the Net Maintenance Cost for that year making appropriate reductions for contributions received by New Air from IAE and third parties and for disallowed costs incurred by New Air on maintenance undertaken contrary to IAE recommendations or at labor rates exceeding the warranty labor rate established by IAE or otherwise excluded from this Guarantee.

         F.       GUARANTEED MAINTENANCE COST

                  Within thirty days following each anniversary of the commencement of the Period of Guarantee, New Air will report to IAE the flight hours of Eligible Engines operated by New Air in the preceding year. Within the following sixty days, IAE and New Air will jointly calculate the Guaranteed Maintenance Cost for New Air for that year using the following formula:

                  GMC = A x Escalated GCR

                  where:

                  A is the flight hours of Eligible Engines operated by New Air in that year;

                  Escalated GCR is the Escalated Guaranteed Cost Rate for that year;

            and the Escalated Guaranteed Cost Rate for any year is calculated by determining the arithmetic average of the Guaranteed Cost Rates calculated for each month of that year using the IAE Escalation Formula attached to this Contract for the base month of 1 January 1999.

      G.    ANNUAL STATEMENT

            Within one hundred and twenty days following the second and each subsequent anniversary of the commencement of the Period of Guarantee, IAE will credit New Air's account with IAE an amount equal to [****] of the difference between the sum of the Net Maintenance Costs for each preceding year and the sum of the Guaranteed Maintenance Costs for each preceding year. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against New Air's account with IAE.

III.  DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines and Engine Maintenance excluded by the General Conditions of the Policy shall be excluded from this Guarantee except that Engine Maintenance resulting from ingestion of birds, hailstones or runway gravel shall be included as Eligible under this Guarantee.

IV.   SPECIFIC CONDITIONS

      A.    The Guaranteed Cost Rate is predicated on the use by New Air of:

            1.    An average flight cycle of no less than [****] hours;

            2. Thrust levels which are derated an average of [****] for Takeoff relative to full Takeoff ratings;

            3. An average Aircraft utilization equal to or less than [****] flight hours per year;

            4. An Aircraft and Engine delivery schedule in respect of thirty-two (32) Aircraft (composed of twenty-five (25) Firm Aircraft and seven (7) Leased Aircraft) and seven (7) spare Engines as described in the Proposal or Contract to which this Guarantee is attached; and

            5. An average ambient temperature at Takeoff which is no greater than ISA + 3(deg) C.

             THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE


May 1999

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of ownership by New Air of any Engine or any V2500 powered Aircraft subsequent to delivery to New Air, or (c) if New Air takes Option Aircraft or Option Spare Engines.

         C. In the event credits are issued under Section II, Paragraph F, such credits will be dedicated to the procurement of parts aimed at correction of the situations contributing to excess Engine Maintenance Costs. Accordingly, New Air and IAE will establish jointly the modifications or Parts to be selected, and New Air will incorporate the changes into Eligible Engines.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to New Air as a result of the failure of Eligible Engines to achieve the maintenance cost level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to New Air under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to New Air from IAE or any third-party, New Air may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

[LETTERHEAD]


May 4, 1999

Mr. David G. Neeleman
New Air Corporation
6322 South 3000 East
Suite L201
Salt Lake City, Utah 84121

Subject: Side Letter No. 1 to the V2500 General Terms of Sale between IAE International Aero Engines AG ("IAE") and New Air Corporation ("New Air") dated May 4, 1999

Gentlemen:

We refer to the V2500 General Terms of Sale bearing reference marks P:\NewAir\airgta.doc dated May 4, 1999 between IAE and New Air such contract being hereinafter referred to as the "Contract." Capitalized terms used herein and not otherwise defined in this Side Letter No. 1 shall have the meanings assigned thereto in the Contract.

This Side Letter No. 1 provides for certain financial assistance from IAE to New Air in support of the integration of the Aircraft into its fleet.

1.       FLEET INTRODUCTORY ASSISTANCE CREDIT

         1.1 To assist New Air with the introduction of the Firm Aircraft into its fleet, IAE will issue a credit to New Air's account with IAE in the amount of U.S.[****] per A320 aircraft for each of the Firm Aircraft purchased by New Air.

         1.2 Each such credit will be issued upon delivery to and acceptance by New Air of the corresponding Firm Aircraft.

         1.3 Furthermore, each such credit shall be escalated using the IAE Escalation formula set forth in Exhibit B2 to the Contract from a base month of January 1999, to the earlier of: (a) the scheduled delivery set forth in Exhibit B1 to the Contract of the corresponding Firm Aircraft; or (b) the actual delivery date of the corresponding Firm Aircraft.

         1.4 Each such credit described in Clause 1.1 may be used by New Air towards the purchase of V2500 Spare Parts, tooling and services from IAE, but



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  unless New Air provides written notice to IAE at least ninety
                  (90) days prior to delivery of each applicable Firm Aircraft, the total amount of such credit available for such Aircraft shall be assigned to the Aircraft Manufacturer to be applied toward the payment for the Propulsion Systems for such Firm Aircraft. The net aircraft price (which shall include the available Aircraft Manufacturer's credit applicable to such Aircraft) of any Aircraft to be financed by IAE shall reflect the full amount of any IAE credit available for such Aircraft.

                  In the event any credit, or portion thereof, under this Clause 1.4 is assigned to the Aircraft Manufacturer, New Air acknowledges that the credit shall not vest in the Aircraft Manufacturer until delivery to and acceptance by New Air of the respective Firm Aircraft.

2.       FLEET EXPANSION ASSISTANCE CREDIT

         2.1 To assist New Air with the expansion of its V2500-A5 powered A320 family fleet, IAE will issue a credit to New Air's account with IAE in the amount of U.S.[****] per aircraft for each of the V2524-A5 powered A319 Option Aircraft purchased by New Air, a credit of U.S.[****] per aircraft for each of the V2527-A5 powered A320 Option Aircraft purchased by New Air, and a credit of U.S.[****] per aircraft for each of the V2533-A5 powered A321-200 Option Aircraft purchased by New Air.

         2.2 Each such credit will be issued upon delivery to and acceptance by New Air of the corresponding Option Aircraft.

         2.3 Furthermore, each such credit shall be escalated using the IAE Escalation formula set forth in Exhibit B2 to the Contract from a base month of January 1999, to the earlier of: (a) the scheduled delivery set forth in Exhibit B1 to the Contract of the corresponding Option Aircraft; or (b) the actual delivery date of the corresponding Option Aircraft.

         2.4 Each such credit described in Clause 2.1 may be used by New Air towards the purchase of V2500 Spare Parts, tooling and services from IAE, but unless New Air provides written notice to IAE at least ninety (90) days prior to delivery of each applicable Option Aircraft, the total amount of such credit available for such Aircraft shall be assigned to the Aircraft Manufacturer to be applied toward the payment for the Propulsion Systems for such Option Aircraft.

                  In the event any credit, or portion thereof, under this Clause 2.4 is assigned to the Aircraft Manufacturer, New Air acknowledges that the credit shall not vest in the Aircraft Manufacturer until delivery to and acceptance by New Air of the respective Option Aircraft.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

3.       SPARE ENGINE ASSISTANCE CREDIT

         3.1 To assist New Air in its purchase from IAE of new spare V2500 Engines to support the New Air Aircraft, IAE will issue spare Engine Assistance Credit to the Basic Contract Price set forth in Exhibit B2 to the Contract to New Air's account with IAE in the amount of US[****] in January 1999 dollars for each V2524-A5 spare Engine, US[****] in January 1999 dollars for each V2527-A5 spare Engine and US[****] in January 1999 dollars for each V2533-A5 spare Engine purchased by New Air from IAE pursuant to Clauses 2.2.2 and
                  2.2.3 of the Contract.

         3.2 Each such credit will be issued upon the delivery to and acceptance by New Air of the corresponding spare Engine. Acceptance by New Air of this credit from IAE shall be deemed for this Contract confirmation of New Air's acceptance of the corresponding spare Engine.

         3.3 Furthermore, each such credit shall be escalated using the IAE Escalation formula set forth in Exhibit B2 to the Contract from a base month of January 1999, to the earlier of: (a) the scheduled delivery date for such corresponding spare Engine determined pursuant to the Contract; or (b) the actual delivery date of the corresponding spare Engine.

         3.4 Each such credit shall be used by New Air toward the final payment for the invoice price of such spare Engine or toward the purchase of Spare Parts from IAE.

         3.5 IAE agrees to make reasonable efforts to effect delivery of the Purchased Items under Clause 2.5.1 Ex-Works (INCOTERMS
                  1990) Connecticut, U.S.A.

4.       SPARE ENGINE PAYMENT TERMS

         4.1 Clause 2.7.1 of the Contract is deleted in its entirety and replaced with the following:

                  "2.7.1 New Air will make payment in United States Dollars as follows:

                         2.7.1.1 Upon signature of this Contract, New Air shall pay to IAE a non-refundable deposit of [****] of the Estimated Purchase Price of the Purchased Items.

                         2.7.1.2 Eighteen (18) months before the scheduled delivery of each of the Purchased Items, New Air shall pay to IAE a further non-refundable deposit of [****] of the Estimated Purchase Price of such item.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                         2.7.1.3 Twelve (12) months before the scheduled delivery of each of the Purchased Items, New Air shall pay to IAE a further non-refundable deposit of [****] of the Estimated Purchase Price of such item.

                         2.7.1.4 Immediately prior to the delivery of each of the Purchased Items, New Air shall pay to IAE the balance of the Purchase Price of such item."

         4.2 Clause 2.7.7 of the Contract is deleted in its entirety and replaced with the following:

                  "2.7.7 For the purpose of this Clause 2.7, the "Estimated
                         Purchase Price" of any of the Purchased Items shall be calculated in accordance with the following formula.

                          P = B x [****]

                          where:

                              P is the Estimated Purchase Price
                              B is the applicable Basic Contract Price
                              N is the year of scheduled delivery minus the year
                                for which the Basic Contract Price is defined"

5.       SPARE PARTS CREDITS

         5.1 To assist New Air with procuring its stock of Initial Provisioning Spare Parts from IAE, IAE will credit New Air's account with IAE in the amount of U.S.[****] (January 1999 Dollars) in January 2000 following the delivery and acceptance by New Air of its first Leased Aircraft in accordance with the delivery schedule attached as Schedule B1 to this Contract, or if New Air has not taken such Leased Aircraft in accordance with such delivery schedule, then the date two months after the date of the delivery and acceptance by New Air of its first Leased Aircraft, but in no event prior to January 2000. Such credit shall be used by New Air for the purchase of Initial Provisioning Spare Parts from IAE.

         5.2 To assist New Air with the cost of removing Engines for warranty repair under the V2500 Engine and Parts Service Policy set forth as Exhibit D1 to the Contract, IAE agrees to credit New Air's account with IAE in the amount of U.S.[****] (January 1999 Dollars) promptly after the occurrence of New Air's first Engine removal for warranty repair covered under such V2500 Engine and Parts Service Policy. Such credit shall be used by New Air for the purchase of Spare Parts from IAE.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

6.       SPARE PARTS PAYMENT

         The following is added to the end of Clause 3.13.3 of the Contract after IAE:

         "; provided, however, that with respect to any such payment for spare parts, but not for spare Engines, New Air may elect to pay IAE by check. Payments by check shall be sent directly to the attention of the IAE Accounting Manager by overnight courier and otherwise must be in accordance with the payment terms set forth herein. A remittance advice must accompany each check payment and be faxed to IAE's attention to give prior notice of a payment coming by check."

Except as expressly amended by this Side Letter No. 1, all provisions of the Contract remain in full force and effect.

Very truly yours,                        Agreed to and Accepted on behalf of:
IAE International Aero Engines AG        New Air Corporation


/s/ [Illegible]                          /s/ David G. Neeleman
----------------------------------       -------------------------------------
Name                                     Name

      VP. Sales                                 CEO
----------------------------------       -------------------------------------
Title                                    Title

      5-3-99                                    5-5-99
----------------------------------       -------------------------------------
Date                                     Date

INTERNATIONAL
AERO ENGINES
[LETTERHEAD]


May 4, 1999

Mr. David G. Neeleman
New Air Corporation
6322 South 3000 East
Suite L201
Salt Lake City, Utah 84121

Subject: Side Letter No. 2 to the V2500 General Terms of Sale between IAE
         International Aero Engines AG ("IAE") and New Air Corporation ("New Air") dated May 4, 1999

Gentlemen:

We refer to the V2500 General Terms of Sale bearing reference marks P:\NewAir\airgta.doc dated May 4, 1999 between IAE and New Air, as amended by Side Letter No. 1 thereto, such contract being hereinafter referred to as the "Contract." Capitalized terms used herein and not otherwise defined in this Side Letter No. 2 shall have the meanings assigned thereto in the Contract.

This Side Letter No. 2 provides for certain product support as part of the Contract.

1.       V2500 ENGINE AND PARTS SERVICE POLICY

         1.1 In respect of Engines originally installed on the Aircraft (other than on Leased Aircraft) and in respect of the spare Engines, IAE hereby amends the duration of coverage provided in the V2500 Engine and Parts Service Policy set forth in Exhibit D1, Section I, Paragraphs A and B to the Contract, as follows:

                          New Air shall be entitled to first run coverage for [****] hours or [****] cycles of engine operation, whichever comes first. Extended first run coverage will be provided from [****] hours or [****] cycles of engine operation (whichever comes first) to [****] hours or [****] cycles of engine operation (whichever comes first) on a pro-rata basis.

                  Therefore, all references to "[****] hours" in Exhibit D-1 are hereby changed to "[****] hours (or [****] cycles, whichever comes first)." Also, all references to "[****] hours" in Exhibit D-1 are hereby changed to "[****] hours (or [****] cycles, whichever comes first)."


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  1.2 IAE agrees that with respect to Damaged First Run or Extended First Run Engines under the V2500 Engine and Parts Service Policy set forth in Exhibit D-1 that IAE shall pay the transportation charges from the Maintenance Center and New Air shall pay the transportation charges for sending such part to the Maintenance Center.

         2.       EMERGENCY ENGINE LEASE POOL SUPPORT

                  IAE has established a worldwide pool of V2500 emergency spare engines for lease to operators of V2500 powered aircraft experiencing unforeseen operational emergencies. This emergency spare engine pool will be available to New Air, if required, under IAE's standard terms of business for lease of V2500 engines, provided that New Air commits to acquire and continues to operate and maintain with respect to its Aircraft a minimum of eight percent (8%) ratio of spare Engines to installed Engines in each thrust category. IAE will make reasonable efforts to place an emergency spare engine for lease at New Air's base at John F. Kennedy International Airport in New York.

         3.       CUSTOMER SUPPORT

                  3.1      CUSTOMER SUPPORT REPRESENTATIVE

                           To assist New Air in its V2500 Engine operation, a customer support representative will be stationed on site at New Air's main base at New York City's JFK Airport for a minimum period of twelve (12) months commencing three (3) months prior to Aircraft entry into service at no charge to New Air. A customer support representatives will be primarily assigned to New Air, at no charge, for as long as New Air operates a minimum of ten (10) Aircraft.

                           New Air will provide reasonable office facilities for the Customer Support Representative, free of charge.

                           3.1.1. ADDITIONAL CUSTOMER SUPPORT REPRESENTATIVE NETWORK

                                    The network of Pratt & Whitney, Rolls-Royce and other IAE customer support representatives located at New Air' destinations will be fully trained on all facets of V2500 Engine line maintenance and will be available to assist New Air as required.

                           3.1.2.   CUSTOMER TRAINING

                                    IAE will make instructors available to
                                    conduct tuition cost-free formal training programs covering engine operation, line maintenance and troubleshooting for reasonable numbers of New

                                    Air personnel at the IAE Customer Training
                                    Center in Derby, England for so long as New
                                    Air operates one or more Aircraft in
                                    frequent, commercial service.

                                    Alternatively, IAE can make reasonable
                                    quantities of training available at New
                                    Air's base at New York City's JFK airport.
                                    In such case, New Air would provide the
                                    classroom and equipment and pay for the
                                    trainer's business class airfare, first
                                    class hotel accommodation and reasonable expenses and subsistence for the period where he is away from his normal place of business.

4.       TECHNICAL PUBLICATIONS

         Engine maintenance support publications including the Engine manual, illustrated parts catalog and service bulletins will be available to the latest AT 2100 digital data standards including CD-ROM. IAE will provide New Air free of charge with two (2) hard copies of each applicable V2500 manual and as many CD-ROM copies as may be reasonably necessary; hard copies of V2500 manuals not available on CD-ROM will be provided to New Air free of charge as may be reasonably required and IAE shall undertake to make reasonable efforts to provide such hard copy manuals to New Air in a CD-ROM format. Customized service is restricted to delivered Engine definition and updates and will not include customer originated changes, which would be subject to separate contractual arrangements.

5.       AD STATUS

         IAE agrees to provide to New Air with its Engine turnover documents a complete listing of FAA issued Airworthiness Directives (ADs) relevant to V2500 engines. If requested by New Air, IAE will additionally provide a compliance statement with such listing. (e.g., "As a condition of data - plating the engine, IAE ensures that all applicable FAA issued ADs have been complied with").

Except as expressly amended by this Side Letter No. 2 and Side Letter No. 1, all provisions of the Contract remain in full force and effect.

Very truly yours,                            Agreed to and Accepted on behalf of
IAE International Aero Engines AG            New Air Corporation



/s/ [Illegible]                              /s/ [Illegible]
--------------------------                   --------------------------
Name                                         Name

    VP. SALES                                    CEO
--------------------------                   --------------------------
Title                                        Title

    5-3-99                                       5-5-99
--------------------------                   --------------------------
Date                                         Date

[LOGO]

April 5, 2000

Mr. David G. Neeleman
JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820

Subject: Side Letter No. 3 to the V2500 General Terms of Sale between IAE
         International Aero Engines AG ("IAE") and New Air Corporation ("New Air") dated May 4, 1999

Gentlemen:

We refer to the V2500 General Terms of Sale bearing reference marks P:\NewAir\airgta.doc dated May 4, 1999 between IAE and New Air as amended by Side Letter Nos. 1 and 2 thereto, such contract being hereinafter referred to as the "Contract." Capitalized terms used herein and not otherwise defined in this Side Letter No. 3 shall have the meanings assigned thereto in the Contract.

This Side Letter No. 3 provides for the firming up of certain of the Option Aircraft under the Contract and reflects the corporate name change of New Air to JetBlue Airways Corporation.

The parties hereby agree to amend the terms of the Contract as follows:

1. After the Contract was executed, New Air Corporation changed its legal name to JetBlue Airways Corporation. All references to New Air in the Contract are removed in their entirety and replaced by references to JetBlue as defined below. The following definition of JetBlue shall replace in its entirety the definition of New Air set forth on the title page of the Contract as follows:

         "JET BLUE AIRWAYS               a Delaware corporation with a place of
         CORPORATION                     business at 19 Old Kings Highway
                                         South, Suite 23, Darien, Connecticut
                                         06820 (hereinafter called the "Lessee")
                                         of the other part"

2. The definition of "Aircraft" set forth in Clause 1.1 of the Contract is removed in its entirety and replaced by the following new Clause 1.1 as follows:

"1.1 "Aircraft" shall mean (i) the thirty-two (32) new Airbus A320-200 aircraft each powered by V2527-A5 series engines (the "Firm Aircraft"), and (ii) New Air's right to purchase an additional forty-three (43) Airbus A320 family aircraft each powered by V2500-A5 series engines (the "Option Aircraft"), comprising options to purchase twenty-five
         (25) new Airbus A320 family aircraft each powered by V2500-A5 series engines (the "Option A320 Family Aircraft") and reserve options to purchase eighteen (18) new Airbus A320 family aircraft each powered by V2500-A5 series engines (the "Reserve Option A320 Family Aircraft"), all for delivery as set forth in Exhibit B1 to this Contract."

3. Exhibit B1 to the Contract is removed in its entirety and replaced by Exhibit B1 attached hereto.

4. Clause 2.2.2 of the Contract is removed in its entirety and replaced by the following new Clause 2.2.2 as follows:

         "2.2.2 New Air hereby places a firm and unconditional order with IAE for the purchase of a minimum of six (6) new V2527-A5 spare Engines (the "Firm Spare Engines") for delivery according to the schedule set forth in Exhibit B2 to this Contract."

5. Exhibit B2 to the Contract is removed in its entirety and replaced by Exhibit B2 attached hereto.

6. Clause 6.11 of the Contract is removed in its entirety and replaced by the following new Clause 6.11 as follows:

         "6.11    NOTICES

                  Any notice to be served pursuant to this Contract shall be in the English language and is to be sent by certified mail, recognized international carrier or facsimile (with confirmation copy by any of the other means) to:

                  In the case of IAE:

                           IAE International Aero Engines AG
                           400 Main Street, M/S 121-10,
                           East Hartford, Connecticut 06108, USA

                           Facsimile No. 860-565-5220

                           Attention: Business Director and Chief Legal Officer

                  In the case of the JetBlue to:

               JetBlue Airways Corporation
               19 Old Kings Highway South
               Suite 23
               Darien, CT 06820

         Attn: Vice President and Treasurer

         With a copy to the Executive Vice President and General Counsel at:
         JetBlue Airways Corporation, 6322 South 3000 East, Suite G-10, Salt Lake City, UT 84121

         or in each case to such other place of business as may be notified from time to time by the receiving party."

Except as expressly amended by this Side Letter No. 3, all provisions of the Contract remain in full force and effect.

Very truly yours,                           Agreed to and Accepted on behalf of:
IAE International Aero Engines AG           JetBlue Airways Corporation

/s/  [illegible]                             /s/  [illegible]
---------------------------------            ---------------------------------
Name                                         Name

          SVP                                          VP
---------------------------------            ---------------------------------
Title                                        Title

      4/5/00                                      April 14, 2000
---------------------------------            ---------------------------------
Date                                         Date

                                  EXHIBIT B1

                          AIRCRAFT DELIVERY SCHEDULES


FIRM A320 AIRCRAFT
    YEAR          NUMBER          DELIVERY PERIOD
    ----          ------          ----------------
    2000             6            (1) [****] (2) [****] (1) [****] (1) [****]
                                  (1) [****]
    2001             6            (1) [****] (1) [****] (1) [****]
                                  (1) [****] (1) [****] (1) [****]
    2002            10            (2) [****] (2) [****] (6) [****]
    2003             5
    2004             5
    TOTAL           32

All thirty-two (32) Firm A320 Aircraft have no deferral or conversion rights.



OPTION A320 AIRCRAFT
    YEAR          NUMBER
    ----          ------
    2003            5
    2004            5
    2005           10
    2006            5

    TOTAL          25

RESERVE OPTION A320 FAMILY AIRCRAFT
Under the terms of its purchase agreement with Airbus for the Aircraft, New Air has the right to receive delivery positions for Reserve Option A320 Family Aircraft equal to the number of Option A320 Family Aircraft as to which New Air has exercised its purchase rights. Because New Air has options with Airbus for twenty-five (25) Option A320 Family Aircraft, it correspondingly has rights with Airbus to receive delivery positions for up to eighteen (18) Reserve Option A320 Family Aircraft. No dates are specified for delivery of these Reserve Option A320 Family Aircraft. Such delivery dates will be determined at the time options are exercised by New Air. The agreement between New Air and Airbus anticipates that all Reserve Option A320 Family Aircraft will be delivered prior to the end of 2007. Airbus has also granted New Air conversion rights for each of the twenty-five (25) A320 Family Aircraft and the (18) Reserve Option A320 Family Aircraft to the A321-200 or A319 aircraft type on twenty-one months notice to Airbus.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      LEASED AIRCRAFT
                 YEAR            NUMBER        DELIVERY PERIOD
                 ----            ------        ---------------
                 1999               1          [****]
                 2000               3          (1) [****] (1) [****] (1) [****]
                 2001               3          (1) [****] (1) [****] (1) [****]
                 TOTAL              7



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                   EXHIBIT B2

                             PURCHASED ITEMS, PRICE,

                         ESCALATION FORMULA AND DELIVERY

                             Basic Contract Price
    Purchased Item        U.S. Dollars (January 1999)      Qty.     Delivery Date
----------------------------------------------------------------------------------------
V2527-A5 SPARE ENGINE:            [****]                    1          [****]99
V2527-A5 SPARE ENGINE:            [****]                    1          [****]00
V2527-A5 SPARE ENGINE:            [****]                    1          [****]01
V2527-A5 SPARE ENGINE:            [****]                    1          [****]02
V2527-A5 SPARE ENGINE:            [****]                    1          [****]02
V2527-A5 SPARE ENGINE:            [****]                    1          [****]03

OPTION SPARE ENGINES
--------------------
V2524-A5 SPARE ENGINE:            [****]
V2527-A5 SPARE ENGINE:            [****]
V2533-A5 SPARE ENGINE:            [****]



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

INTERNATIONAL
AERO ENGINES
[LETTERHEAD]



October 2, 2000

Mr. Tom Anderson
JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820

Subject:   Revision of the JetBlue Aircraft delivery schedule

Tom:

Per our discussion, this letter serves as notice that IAE supports JetBlue's agreement with Airbus to move the previously firm scheduled December 2001 V2500 A5 powered A320 Aircraft delivery to August 2001 as shown in the attached revised delivery schedule.

In addition JetBlue acknowledges and agrees to the change in delivery schedule reflected herein by signing and returning a copy of this letter to the undersigned.

All other provisions of the Contract remain in full force and effect.

Very truly yours,
IAE International Aero Engines AG


/s/ Robert Zimmerman
----------------------------------
Robert Zimmerman
Regional Director of Sales and Customer Support

Acknowledged and agreed
JetBlue Airways Corporation

By: /s/ [Illegible]
    -------------------------


Title    Vice President
      -----------------------

                                  EXHIBIT B1
                                (revised 9/29/00)

                           AIRCRAFT DELIVERY SCHEDULES

FIRM A320 AIRCRAFT

        YEAR            NUMBER      DELIVERY PERIOD
        ----            ------      ---------------
        2000               6        (1) [****] (2) [****] (1) [****] (1) [****]
                                    (1) [****]
        2001               6        (1) [****] (2) [****] (1) [****]
                                    (1) [****] (1) [****]
        2002              10        (2) [****] (2) [****] (6) [****]
        2003               5
        2004               5
        TOTAL             32

All thirty-two (32) Firm A320 Aircraft have no deferral or conversion rights.

OPTION A320 AIRCRAFT

        YEAR            NUMBER
        ----            ------
        2003              5
        2004              5
        2005             10
        2006              5

        TOTAL            25

RESERVE OPTION A320 FAMILY AIRCRAFT
Under the terms of its purchase agreement with Airbus for the Aircraft, New Air has the right to receive delivery positions for Reserve Option A320 Family Aircraft equal to the number of Option A320 Family Aircraft as to which New Air has exercised its purchase rights. Because New Air has options with Airbus for twenty-five (25) Option A320 Family Aircraft, it correspondingly has rights with Airbus to receive delivery positions for up to eighteen (18) Reserve Option A320 Family Aircraft. No dates are specified for delivery of these Reserve Option A320 Family Aircraft. Such delivery dates will be determined at the time options are exercised by New Air. The agreement between New Air and Airbus anticipates that all Reserve Option A320 Family Aircraft will be delivered prior to the end of 2007. Airbus has also granted New Air conversion rights for each of the twenty-five (25) A320 Family Aircraft and the eighteen (18) Reserve Option A320 Family Aircraft to the A321-200 or A319 aircraft type on twenty-one months notice to Airbus.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

INTERNATIONAL
AERO ENGINES
[LETTERHEAD]



December 4, 2000

Mr. Tom Anderson
JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820

Subject:   Revision of the JetBlue Aircraft delivery schedule

Tom:

Per our discussion, this letter serves as notice that IAE supports JetBlue's agreement with Airbus to move certain firm V2500 A5 powered A320 Aircraft deliveries as shown in the attached revised delivery schedule.

In addition JetBlue acknowledges and agrees to the change in delivery schedule reflected herein by signing and returning a copy of this letter to the undersigned.

All other provisions of the Contract remain in full force and effect.

Very truly yours,
IAE International Aero Engines AG


/s/ Robert Zimmerman
----------------------------------
Robert Zimmerman
Regional Director of Sales and Customer Support


Acknowledged and agreed
JetBlue Airways Corporation

By:   /s/ [Illegible]
    -------------------------

Title   Vice President
      -----------------------

EXHIBIT B1
                               (revised 12/4/00)

                          AIRCRAFT DELIVERY SCHEDULES

FIRM A320 AIRCRAFT

      YEAR             NUMBER      DELIVERY PERIOD
      ----             ------      ---------------
      2000                6        (1) [****] (2) [****] (1) [****] (1) [****]
                                   (1) [****]
      2001                6        (1) [****] (2) [****] (1) [****]
                                   (1) [****] (1) [****]
      2002               10        (1) [****] (1) [****] (1) [****]
                                   (1) [****] (1) [****] (1) [****] (1) [****]
                                   (1) [****] (1) [****] (1) [****]
      2003                5
      2004                5
      TOTAL              32

All thirty-two (32) Firm A320 Aircraft have no deferral or conversion rights.

OPTION A320 AIRCRAFT

      YEAR             NUMBER
      ----             ------
      2003                5
      2004                5
      2005               10
      2006                5

      TOTAL              25


RESERVE OPTION A320 FAMILY AIRCRAFT
Under the terms of its purchase agreement with Airbus for the Aircraft, JetBlue has the right to receive delivery positions for Reserve Option A320 Family Aircraft equal to the number of Option A320 Family Aircraft as to which JetBlue has exercised its purchase rights. Because JetBlue has options with Airbus for twenty-five (25) Option A320 Family Aircraft, it correspondingly has rights with Airbus to receive delivery positions for up to eighteen (18) Reserve Option A320 Family Aircraft. No dates are specified for delivery of these Reserve Option A320 Family Aircraft. Such delivery dates will be determined at the time options are exercised by JetBlue. The agreement between JetBlue and Airbus anticipates that all Reserve Option A320 Family Aircraft will be delivered prior to the end of 2007. Airbus has also granted JetBlue conversion rights for each of the twenty-five (25) A320 Family Aircraft and the eighteen (18) Reserve Option A320 Family Aircraft to the A321-200 or A319 aircraft type on twenty-one months notice to Airbus.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LETTERHEAD]


13 February 2001

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject: Side letter No. 5 to the V2500 General Terms of Sale Agreement between
         JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999



Ladies and Gentlemen:

We refer to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation ("JetBlue") and IAE International Aero Engines AG ("IAE") dated May 4, 1999 (the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Agreement.

This Side Letter No. 5 describes certain additional Purchased Item scheduling flexibility and payment terms.

1 The definition of "Aircraft" set forth in Clause 1.1 of the Contract is removed in its entirety and replaced by the following new
         Clause 1.1 as follows:

         "1.1 "Aircraft" shall mean (i) the thirty-three (33) new Airbus A320-200 aircraft each powered by V2527-A5 series engines (the "Firm Aircraft"), and (ii) New Air's right to purchase an additional forty-two (42) Airbus A320 family aircraft each powered by V2500-A5 series engines (the "Option Aircraft"), comprising options to purchase twenty-five (25) new Airbus A320 family aircraft each powered by V2500-A5 series engines (the "Option A320 Family Aircraft") and reserve options to purchase seventeen (17) new Airbus A320 family aircraft each powered by V2500-A5 series engines (the "Reserve Option A320 Family Aircraft"), all for delivery as set forth in Exhibit B1 to this Contract."

2. Exhibit B1 to the Contract is removed in its entirety and replaced by Exhibit B1 attached hereto.

Except as expressly amended by this Side Letter No. 5 all provisions of the Contract remain in full force and effect.


Very truly yours,                           Agreed to and Accepted on behalf of:
IAE International Aero Engines AG           JetBlue Airways Corporation


/s/ [Illegible]                             /s/ [Illegible]
----------------------------                ----------------------------
Name                                        Name

Sr. Vice President                          Vice President
----------------------------                ----------------------------
Title                                       Title

13 February, 2001                            23, February  2001
----------------------------                ----------------------------
Date                                        Date

                                  EXHIBIT B1

                           AIRCRAFT DELIVERY SCHEDULES
                           (Revised 13 February 2001)


      FIRM A320 AIRCRAFT
             YEAR           NUMBER              DELIVERY PERIOD
             ----           ------              ---------------
             2000              6                (1) [****] (2) [****] (1) [****] (1) [****]
                                                (1) [****]
             2001              7                (1) [****] (2) [****] (1) [****] (1)
                                                [****] (1) [****] (1) [****]
             2002             10                (1) [****] (1) [****] (1) [****] (1)
                                                [****] (1) [****] (1) [****] (1) [****] (1)
                                                [****] (1) [****] (1) [****]
             2003              5                (1) [****] 2003; (2) [****] (1) [****]
                                                 (1) [****]
             2004              5                (5)
             TOTAL            33

All thirty-three (33) Firm A320 Aircraft have no deferral or conversion rights.

     OPTION A320 AIRCRAFT
             YEAR                           NUMBER
             ----                           ------
             2003                              4
             2004                              5
             2005                             10
             2006                              6
             TOTAL                            25

RESERVE OPTION A320 FAMILY AIRCRAFT
Under the terms of its purchase agreement with Airbus for the Aircraft, JetBlue has the right to receive delivery positions for Reserve Option A320 Family Aircraft equal to the number of Option A320 Family Aircraft as to which JetBlue has exercised its purchase rights. Because JetBlue has options with Airbus for twenty-five (25) Option A320 Family Aircraft, it correspondingly has rights with Airbus to receive delivery positions for up to seventeen (17) Reserve Option A320 Family Aircraft. No dates are specified for delivery of these Reserve Option A320 Family Aircraft. Such delivery dates will be determined at the time options are exercised by JetBlue. The agreement between JetBlue and Airbus anticipates that all Reserve Option A320 Family Aircraft will be delivered prior to the end of 2007. Airbus has also granted JetBlue conversion rights for each of the twenty-five (25) A320 Family Aircraft and the seventeen (17) Reserve Option A320 Family Aircraft to the A321-200 or A319 aircraft type on twenty-one months notice to Airbus.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      LEASED AIRCRAFT
                 YEAR           NUMBER         DELIVERY PERIOD
                 ----           ------         ---------------
                 1999              1           Delivered
                 2000              3           (1) [****] (1) [****] (1) [****]
                 2001              4           (1) [****] (2) [****] (1) [****]
                TOTAL              8


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LETTERHEAD]


18 May 2001

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject: Side letter No. 6 to the V2500 General Terms of Sale Agreement between
         JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Ladies and Gentlemen:

We refer to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation ("JetBlue") and IAE International Aero Engines AG ("IAE") dated May 4, 1999 (the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Agreement.

This Side Letter No. 6 describes certain additional Purchased Item scheduling flexibility and payment terms.

1 The definition of "Aircraft" set forth in Clause 1.1 of the Contract is removed in its entirety and replaced by the following new
         Clause 1.1 as follows:

         "1.1 "Aircraft" shall mean (i) the thirty-three (33) new Airbus A320-200 aircraft each powered by V2527-A5 Propulsion Systems bearing Rank No. 1 through 33 in the delivery schedule attached as Exhibit B-1 hereto (the "Firm First Deal Aircraft"), (ii) the thirty (30) new Airbus A320-200 aircraft each powered by V2527-A5 Propulsion Systems bearing Rank No. 34 through 63 in the delivery schedule attached as Exhibit B-1 hereto (the "Firm Second Deal Aircraft; together with the
                  Firm First Deal Aircraft, the "Firm Aircraft"), (iii) JetBlue's option to purchase thirty (30) new Airbus A320 family aircraft each powered by V2500-A5 Propulsion Systems (the "Option A320 Aircraft"), and (iv) and reserve options to purchase thirty (30) new Airbus A320 family aircraft each powered by V2500-A5 Propulsion Systems (the "Reserve Option Aircraft;" together with the Option A320 Aircraft, the "Option Aircraft"), all for delivery as set forth in Exhibit B-1 to this Contract."

2. Exhibit B to the Contract is removed in its entirety and replaced by new Exhibit B attached hereto.

3. Exhibits D-4 through D-9 of the Contract are replaced in their entirety by new Exhibits D-4 through D-9 attached hereto.

4. Clause 2.2.2 of the Contract is removed in its entirety and replaced by the following new Clause 2.2.2 as follows:

         "2.2.2 JetBlue hereby places a firm and unconditional order with IAE for the purchase of a minimum of eleven (11) new V2527-A5 spare Engines (the "Firm Spare Engines") for delivery according to the schedule set forth in Exhibit B-2 to this Contract."

5. Sections 1, 2 and 3 to Side Letter No. 1 to the Contract are replaced in their entirety by new Sections 1 and 2 as follows:

"1.      FLEET INTRODUCTORY ASSISTANCE CREDIT

         1.1 To assist JetBlue with the introduction of the Firm Aircraft into its fleet, IAE will issue a credit to JetBlue's account with IAE in the amount of U.S.[****] per A320 aircraft for each of the Firm First Deal Aircraft purchased by JetBlue and U.S.[****] per A320 aircraft for each of the Firm Second
                  Deal Aircraft purchased by JetBlue.

         1.2 Each such credit will be issued upon delivery to and acceptance by JetBlue of the corresponding Firm Aircraft.

         1.3 Furthermore, each such credit shall be escalated using the IAE Escalation formula set forth in Exhibit B-2 to the Contract from a base month of January 1999 with respect to the Firm First Deal Aircraft and January 2000 with respect to the Firm Second Deal Aircraft, to the earlier of: (a) the scheduled delivery set forth in Exhibit B-1 to the Contract of the corresponding Firm Aircraft; or (b) the actual delivery date of the corresponding Firm Aircraft.

         1.4 Each such credit described in Clause 1.1 may be used by JetBlue towards the purchase of V2500 Spare Parts, tooling and services from IAE, but unless JetBlue provides written notice to IAE at least ninety (90) days prior to delivery of each applicable Firm Aircraft, the total amount of such credit available for such Aircraft shall be assigned to the Aircraft Manufacturer to be applied toward the payment for the Propulsion Systems for such Firm Aircraft. The net aircraft price (which shall include the available Aircraft Manufacturer's credit applicable to such Aircraft) of

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  any Aircraft to be financed by IAE shall reflect the full amount of any IAE credit available for such Aircraft.

         1.5 In the event any credit, or portion thereof, under Clause 1.4 is assigned to the Aircraft Manufacturer, JetBlue acknowledges that the credit shall not vest in the Aircraft Manufacturer until delivery to and acceptance by JetBlue of the respective Firm Aircraft.

2.       FLEET EXPANSION ASSISTANCE CREDIT

         2.1 To assist JetBlue with the expansion of its V2500-A5 powered A320 family fleet, IAE will issue a credit to JetBlue's account with IAE in the amount of U.S.[****] per aircraft for each of the V2524-A5 powered A319 Option Aircraft purchased by JetBlue, a credit of U.S.[****] per aircraft for each of the V2527-A5 powered A320 Option Aircraft purchased by JetBlue, and a credit of U.S.[****] per aircraft for each of the V2533-A5 powered A321-200 Option Aircraft purchased by JetBlue.

         2.2 Each such credit will be issued upon delivery to and acceptance by JetBlue of the corresponding Option Aircraft.

         2.3 Furthermore, each such credit shall be escalated using the IAE Escalation formula set forth in Exhibit B-2 to the Contract from a base month of January 2000, to the earlier of: (a) the scheduled delivery set forth in Exhibit B-1 to the Contract of the corresponding Option Aircraft; or (b) the actual delivery date of the corresponding Option Aircraft.

         2.4 Each such credit described in Clause 2.1 may be used by JetBlue towards the purchase of V2500 Spare Parts, tooling and services from IAE, but unless JetBlue provides written notice to IAE at least ninety (90) days prior to delivery of each applicable Option Aircraft, the total amount of such credit available for such Aircraft shall be assigned to the Aircraft Manufacturer to be applied toward the payment for the Propulsion Systems for such Option Aircraft.

         2.5      In the event any credit, or portion thereof, under this Clause
                  2.4 is assigned to the Aircraft Manufacturer, JetBlue acknowledges that the credit shall not vest in the Aircraft Manufacturer until delivery to and acceptance by JetBlue of the respective Option Aircraft.

3.       SPARE ENGINE ASSISTANCE CREDIT

         3.1 To assist JetBlue in its purchase from IAE of new spare V2500 Engines to support the JetBlue Aircraft, IAE will issue to JetBlue's account with IAE a credit in an amount equal to [****] of the Basic Contract

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  Price of the Firm Spare Engines or Option Spare Engines, as the case may be, delivered in accordance with the schedule set forth in Exhibit B-2 to the Contract.

         3.2 Each such credit amount, escalated from the base month of January 1999 in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to the Contract, will be issued upon the earlier of scheduled or actual delivery date of the corresponding Firm or Option Spare Engine. Each such credit may be used by JetBlue toward the final payment for the corresponding Firm or Option Spare Engine or for the purchase of V2500 spare parts from IAE.

         3.3 Each such credit will be issued upon the delivery to and acceptance by JetBlue of the corresponding spare Engine. Acceptance by JetBlue of this credit from IAE shall be deemed for this Contract confirmation of JetBlue's acceptance of the corresponding spare Engine.

         3.4 IAE agrees to make reasonable efforts to effect delivery of the Purchased Items under Clause 2.5.1 Ex-Works (INCOTERMS
                  1990) Connecticut, U.S.A."

6. New Sections 7 and 8 are added to Side Letter No. 1 to the Contract as follows:

"7.      SPARE PARTS CREDITS

         To assist JetBlue with procuring its stock of Spare Parts from IAE, IAE will credit JetBlue's account with IAE in the amount of U.S.[****] (January 2000 Dollars) following the delivery and acceptance by JetBlue of its the thirty-fourth ranked aircraft in accordance with the delivery schedule attached as Exhibit B-1 to this Contract. Such credit shall be used by JetBlue for the purchase of Spare Parts or spare Engines from IAE and shall be escalated using the IAE Escalation formula set forth in Exhibit B-2 to the Contract from a base month of January 2000.

         In addition, IAE to further assist JetBlue with procuring its stock of Spare Parts from IAE, IAE will credit JetBlue's account with IAE in the amount of U.S.[****] (January 2000 Dollars) following the delivery and acceptance by JetBlue of every fifth aircraft of the Firm and Option Aircraft following the thirty-third ranked aircraft in accordance with the delivery schedule attached as Exhibit B-1 to this Contract (e.g., the aircraft ranked no. 38, 43, etc.). Such credits shall be used by JetBlue for the purchase of Spare Parts or spare Engines from IAE and shall be escalated using the IAE Escalation formula set forth in Exhibit B-2 to the Contract from a base month of January 2000.

8.       [****]

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         [****]

9.       FLEET HOUR AGREEMENT

         JetBlue has the option prior to induction of its first Engine for a restoration shop visit to have IAE provide a Fleet Hour Agreement ("FHA") to replace its existing Maintenance Cost Guarantee to provide maintenance support for the V2500 Engine in its Aircraft fleet. Details and rates would be provided by IAE upon request. An FHA would be for a term of [****] years and would cover normal off-wing engine shop visit maintenance for all components of the Engine except life limited parts, vendor accessories, nacelle and buyer furnished equipment. This maintenance would be undertaken at a facility selected by IAE.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Except as expressly amended by this Side Letter No. 6 all provisions of the Contract remain in full force and effect.

Very truly yours,                           Agreed to and Accepted on behalf of:
IAE International Aero Engines AG           JetBlue Airways Corporation


/s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]
-----------------------------------         -----------------------------------
Name                                        Name

  Vice President - Business                         Vice President
-----------------------------------         -----------------------------------
Title                                       Title

  May 18, 2001                                  May 21, 2001
-----------------------------------         -----------------------------------
Date                                        Date

                                  EXHIBIT B-1

                           AIRCRAFT DELIVERY SCHEDULES

                                 As of May 2001

RANK NO.          AIRCRAFT                DELIVERY
No. 1             Firm Aircraft           [****] 2000
No. 2             Firm Aircraft           [****] 2000
No. 3             Firm Aircraft           [****] 2000
No. 4             Firm Aircraft           [****] 2000
No. 5             Firm Aircraft           [****] 2000
No. 6             Firm Aircraft           [****] 2000
No. 7             Firm Aircraft           [****] 2001
No. 8             Firm Aircraft           [****] 2001
No. 9             Firm Aircraft           [****] 2001
No. 10            Firm Aircraft           [****] 2001
No. 11            Firm Aircraft           [****] 2001
No. 12            Firm Aircraft           [****] 2001
No. 13            Firm Aircraft           [****] 2001
No. 14            Firm Aircraft           [****] 2002
No. 15            Firm Aircraft           [****] 2002
No. 16            Firm Aircraft           [****] 2002
No. 17            Firm Aircraft           [****] 2002
No. 18            Firm Aircraft           [****] 2002
No. 19            Firm Aircraft           [****] 2002
No. 20            Firm Aircraft           [****] 2002
No. 21            Firm Aircraft           [****] 2002
No. 22            Firm Aircraft           [****] 2002
No. 23            Firm Aircraft           [****]  2002
No. 24            Firm Aircraft           [****] 2003
No. 25            Firm Aircraft           [****] 2003
No. 26            Firm Aircraft           [****] 2003
No. 27            Firm Aircraft           [****] 2003
No. 28            Firm Aircraft           [****] 2003
No. 29            Firm Aircraft           [****] 2003
No. 30            Firm Aircraft           [****] 2003
No. 31            Firm Aircraft           [****] 2003
No. 32            Firm Aircraft           [****] 2003
No. 33            Firm Aircraft           [****] 2004
No. 34            Firm Aircraft*          [****] 2004
No. 35            Firm Aircraft*          [****] 2004
No. 36            Firm Aircraft*          [****] 2004
No. 37            Firm Aircraft*          [****] 2004
No. 38            Firm Aircraft*          [****] 2004
No. 39            Firm Aircraft*          [****] 2004

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

No. 40            Firm Aircraft*          [****] 2004
No. 41            Firm Aircraft*          [****] 2004
No. 42            Firm Aircraft*          [****] 2004
No. 43            Firm Aircraft*          [****] 2004
No. 44            Firm Aircraft*          [****] 2005
No. 45            Firm Aircraft*          [****] 2005
No. 46            Firm Aircraft*          [****] 2005
No. 47            Firm Aircraft*          [****] 2005
No. 48            Firm Aircraft*          [****] 2005
No. 49            Firm Aircraft*          [****] 2005
No. 50            Firm Aircraft*          [****] 2005
No. 51            Firm Aircraft*          [****] 2005
No. 52            Firm Aircraft*          [****] 2005
No. 53            Firm Aircraft*          [****] 2005
No. 54            Firm Aircraft*          [****] 2006
No. 55            Firm Aircraft*          [****] 2006
No. 56            Firm Aircraft*          [****] 2006
No. 57            Firm Aircraft*          [****] 2006
No. 58            Firm Aircraft*          [****] 2006
No. 59            Firm Aircraft*          [****] 2007
No. 60            Firm Aircraft*          [****] 2007
No. 61            Firm Aircraft*          [****] 2007
No. 62            Firm Aircraft*          [****] 2007
No. 63            Firm Aircraft*          [****] 2007

*Firm Second Deal Aircraft

OPTION AIRCRAFT
---------------
No. 64            Option Aircraft         [****] 2004
No. 65            Option Aircraft         [****] 2004
No. 66            Option Aircraft         [****] 2004
No. 67            Option Aircraft         [****] 2004
No. 68            Option Aircraft         [****] 2005
No. 69            Option Aircraft         [****] 2005
No. 70            Option Aircraft         [****] 2006
No. 71            Option Aircraft         [****] 2006
No. 72            Option Aircraft         [****] 2006
No. 73            Option Aircraft         [****] 2006
No. 74            Option Aircraft         [****] 2006
No. 75            Option Aircraft         [****] 2006
No. 76            Option Aircraft         [****] 2006
No. 77            Option Aircraft         [****] 2007
No. 78            Option Aircraft         [****] 2007
No. 79            Option Aircraft         [****] 2007
No. 80            Option Aircraft         [****] 2007
No. 81            Option Aircraft         [****] 2007


Page 8 of 43

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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


No. 82            Option Aircraft         [****] 2007
No. 83            Option Aircraft         [****] 2007
No. 84            Option Aircraft         [****] 2008
No. 85            Option Aircraft         [****] 2008
No. 86            Option Aircraft         [****] 2008
No. 87            Option Aircraft         [****] 2008
No. 88            Option Aircraft         [****] 2008
No. 89            Option Aircraft         [****] 2008
No. 90            Option Aircraft         [****] 2008
No. 91            Option Aircraft         [****] 2008
No. 92            Option Aircraft         [****] 2008
No. 93            Option Aircraft         [****] 2008

Under the terms of its purchase agreement with Airbus for the Aircraft, JetBlue has the right to receive delivery positions for Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder) equal to the number of Option Aircraft as to which JetBlue has exercised its option purchase rights. Airbus has granted JetBlue conversion rights for each of the thirty (30) Option Aircraft and Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder)from A320 Aircraft to the A321-200 or A319 aircraft type on twenty-one months notice to Airbus. No dates are specified for delivery of these Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder). Such delivery dates will be determined at the time options are exercised by JetBlue.

LEASED AIRCRAFT
           YEAR          NUMBER           DELIVERY PERIOD
           ----          ------           ---------------
           1999             1             (1) [****]
           2000             3             (1) [****] (1) [****] (1) [****]
           2001             4             (1) [****] (2) [****] (1) [****]
          TOTAL             8             All of the leased aircraft have been
                                          delivered

Page 9 of 43

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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                   EXHIBIT B-2

                             PURCHASED ITEMS, PRICE,

                         ESCALATION FORMULA AND DELIVERY

                                 As of May 2001

                                   Basic Contract
Rank         Purchased Item            Price         Qty.      Delivery Date
 No.                                U.S. Dollars
                                   (January 1999)
-----------------------------------------------------------------------------
 1       V2527-A5 SPARE ENGINE:     [****]               1      [****]/99*
 2       V2527-A5 SPARE ENGINE:     [****]               1      [****]/00*
 3       V2527-A5 SPARE ENGINE:     [****]               1      [****]/01
 4       V2527-A5 SPARE ENGINE:     [****]               1      [****]/02
 5       V2527-A5 SPARE ENGINE:     [****]               1      [****]/02
 6       V2527-A5 SPARE ENGINE:     [****]               1      [****]/03
 7       V2527-A5 SPARE ENGINE:     [****]               1      [****]/04
 8       V2527-A5 SPARE ENGINE:     [****]               1      [****]/05
 9       V2527-A5 SPARE ENGINE:     [****]               1      [****]/06
10       V2527-A5 SPARE ENGINE:     [****]               1      [****]/07
11       V2527-A5 SPARE ENGINE:     [****]               1      [****]/08

         OPTION SPARE ENGINES
         ---------------------
         V2524-A5 SPARE ENGINE:      [****]
         V2527-A5 SPARE ENGINE:      [****]
         V2533-A5 SPARE ENGINE:      [****]

         TOTAL                                        11

-------------------------
*These spare Engines have been delivered to JetBlue.


Page 10 of 43

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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                             IAE ESCALATION FORMULA

1. Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

         P = Pb ( [****] L + [****]     M + [****]  E )
                         --             --         --
                         Lo             Mo          Eo

         Where:

         P = the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

         Pb = unit base price or other sum.

         Lo = the "Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers" SIC Code 3724 published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

         L = the "Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers" SIC Code 3724 for the month preceding the month of delivery or other date of determination by four months.

         Mo = the "Producer Price Index, Code 10, for Metals and Metal Products" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

         M = the "Producer Price Index, Code 10, for Metals and Metal Products" for the month preceding the month of delivery or other date of determination by four months.

         Eo = the "Producer Price Index, Code 5, for Fuel and Related Products and Power" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

         E = the "Producer Price Index, Code 5, for Fuel and Related Products and Power" for the month preceding the month of delivery or other date of determination by four months.

2.       The values of the factors [****] L and [****] M and [****] E
                                          --           --           --
                                          Lo           Mo           Eo



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the Commission pursuant to a request for confidential treatment pursuant to
Rule 406 under the Securities Act of 1933, as amended.

         respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3. If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

4. The Basic Contract Prices contained in this Exhibit B are subject to escalation from a Base Month of January 1999 to the month of delivery using Lo, Mo and Eo values for September 1998.

5. If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.

                                   EXHIBIT D-4

                          V2500 RELIABILITY GUARANTEE

                          V2500 RELIABILITY GUARANTEE

I        INTRODUCTION

         IAE assures JetBlue that by the end of the [****] period commencing with JetBlue's first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500 Engines, the cumulative Engine Shop Visit Rate will not exceed a Guaranteed Rate of [****] per 1000 Eligible Engine flight hours. Under this Guarantee, if the cumulative Engine Shop Visit Rate exceeds the Guaranteed Rate, IAE will credit JetBlue's account with IAE an amount of [****] U.S. Dollars for each Eligible Engine Shop Visit determined to have been in excess of the Guaranteed Rate.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

                  The Period of Guarantee will start on the date JetBlue initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] years from that date.

         B.       ELIGIBLE ENGINES

                  The Engines that will be Eligible under this Guarantee shall be new Firm Aircraft and new Firm Spare Engines which are owned or operated by JetBlue during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that JetBlue or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for JetBlue

         C.       ELIGIBLE SHOP VISITS

                  Eligible Shop Visits shall comprise the shop visits of Eligible Engines required for the following reasons:

                  1.       a Failure of a Part in such Eligible Engines;

                  2. foreign object damage caused by the ingestion of birds, hailstones or runway gravel;

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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  3. an Airworthiness Directive issued by the applicable Certification Authority;

                  4.       maintenance as recommended by IAE; and

                  5. removal for LLP time expiration so long as minimum build cycle requirement pursuant to the Maintenance Management Plan is adhered to.

         D.       REPORTING OF ENGINE SHOP VISITS AND ENGINE FLIGHT HOURS

                  Eligible Shop Visits shall be reported to IAE by JetBlue within thirty days after the date of such Engine Shop Visit using IAE Form SVR Rev 1, July 95 together with such other information as may be needed to determine the Eligibility of the Engine Shop Visit. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Engine Shop Visit, supporting information will be furnished.

                  Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by JetBlue within thirty days after each month's end to IAE on IAE Form SVR Rev 1, July 95 unless other procedures are established for the reporting of flight hours.

         E.       CREDIT ALLOWANCE CALCULATION

                  A credit of [****] U.S. Dollars will be granted by IAE for each Eligible Engine Shop Visit determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Engine Shop Visit records and Eligible Engine flight hour information have been reported to IAE.

                  Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against JetBlue's account with IAE. Credits and debits will be applied to JetBlue's Air's account with IAE not later than thirty days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  Credit Allowance = (AR - GR) x [****] U.S. Dollars

                  where:

                  AR  =    Total Eligible Engine Shop Visits during the period
                           of the calculation.

                  GR  =    [****]/1,000 x total Engine flight hours accumulated
                           on Eligible Engines during the period of the calculation.

                           (NOTE: GR will be rounded to the nearest whole number.)

III      DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts excluded by the General Conditions of the Policy shall be excluded from this Guarantee except that Engine Shop Visits resulting from ingestion of birds, hailstones or runway gravel shall be included as Eligible under this Guarantee.

IV       SPECIFIC CONDITIONS

         A.       The Guaranteed Rate is predicated on the use by JetBlue of:

                  1.       An average flight cycle of no less than [****] hours;

                  2. Thrust levels which are derated an average of [****] for Takeoff relative to full Takeoff ratings;

                  3. An average Aircraft utilization equal to or less than [****] flight hours per year;

                  4. An Aircraft and Engine delivery schedule in respect of the Firm Aircraft, Leased Aircraft and Firm Spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 3 DEG. C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of operation by JetBlue of any Engine or any V2500 powered Aircraft subsequent to delivery to JetBlue, or (c) if JetBlue takes Option Aircraft or Option Spare Engines.

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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         C. In the event credits are issued under Section II, such credits will be dedicated to the procurement of Parts aimed at correction of the situations contributing to excess Engine Shop Visits. Accordingly, JetBlue and IAE will establish jointly the modifications or Parts to be selected, and JetBlue will incorporate the changes into Eligible Engines.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to JetBlue as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided JetBlue under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to JetBlue from IAE or any third-party, JetBlue may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                   EXHIBIT D-5

                          V2500 DELAY AND CANCELLATION

                          V2500 DELAY AND CANCELLATION

I        INTRODUCTION

         IAE assures JetBlue that by the end of the fifteen [****] period commencing with JetBlue's first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500 Engines, the cumulative Engine-caused Delay and Cancellation Rate will not exceed a Guaranteed Rate of [****] per 100 Aircraft departures. Under this Guarantee, if the cumulative Engine-caused Delay and Cancellation Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit JetBlue's account with IAE an amount of [****] U.S. Dollars for each excess Eligible Delay and Cancellation determined to have been in excess of the Guaranteed Rate.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

                  The Period of Guarantee will start on the date JetBlue initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] years from that date.

         B.       ELIGIBLE ENGINES

                  The Engines that will be Eligible under this Guarantee shall be new Firm Aircraft and new Firm Spare Engines which are owned or operated by JetBlue during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that JetBlue or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for JetBlue

         C.       i) ELIGIBLE DELAY

                  An Eligible Delay shall occur when by a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of a delay in the final Departure of that Aircraft by more than fifteen minutes after its programmed Departure in either of the following instances:

                  1) an originating flight departing later than its scheduled Departure time; or

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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  2) a through flight or a turnaround flight remaining on the ground longer than its scheduled ground time.

         C.       ii) ELIGIBLE CANCELLATION

                  A single Cancellation shall occur when a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of the elimination of a Departure in either of the following instances:

                  1) cancellation of a trip comprising a single flight leg; or

                  2) cancellation of any or all of the flight legs of a multiple leg trip.

         C.       iii)

                  A Departure which is cancelled after an Eligible Delay shall be an Eligible Cancellation not an Eligible Delay.

         C.       iv)

                  Consecutive Delays and Cancellations for the same problem because corrective action had not been taken will be excluded.

         D.       DEPARTURE

                  A Departure comprises the movement of an Aircraft from the blocks for the purpose of an intended scheduled revenue flight provided that there can be only one Departure for each intended flight.

         E.       REPORTING OF ELIGIBLE DELAYS AND CANCELLATIONS

                  Eligible Delays and Cancellations shall be reported to IAE by JetBlue within thirty days after the date of such Delay or Cancellation using IAE Form DC Rev 1, July 95, together with such other information as may be needed to determine the Eligibility of the Delay or Cancellation. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Delay or Cancellation, supporting information will be furnished.

                  Departures accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by JetBlue within thirty days after each month's end to IAE on IAE Form DC Rev 1, July 95, unless other procedures are established for the reporting of Departures.

         F.       CREDIT ALLOWANCE CALCULATION

                  A credit of [****] U.S. Dollars will be granted by IAE for each Eligible Delay and Eligible Cancellation determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary records of Delays, Cancellation and Departure have been reported to IAE.

                  Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the first year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against JetBlue's account with IAE. Credits and debits will be applied to JetBlue's account with IAE not later than thirty days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

                  Credit Allowance = (ADC - GDC) x [****] U.S. Dollars

                  Where:

                  ADC = Total qualifying actual Engine Caused Delays and
                        Cancellations claimed and accepted as eligible during the applicable period of the calculation.

                  GDC = ([****]/100) x total Departures accumulated on
                        Eligible Engines during the applicable period of calculation.

III      DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Delays and Cancellation excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV       SPECIFIC CONDITIONS

         A.       The Guaranteed Rate is predicated on the use by JetBlue of:

                  1.       An average flight cycle of no less than [****] hours;

                  2. Thrust levels which are derated an average of [****] for Takeoff relative to full Takeoff ratings;

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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  3. An average Aircraft utilization equal to or less than 3,800 flight hours per year;

                  4. An Aircraft and Engine delivery schedule in respect of the Firm Aircraft, Leased Aircraft and Firm Spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 3 DEG. C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of operation by JetBlue of any Engine or any V2500 powered Aircraft subsequent to delivery to JetBlue, or (c) if JetBlue takes Option Aircraft or Option Spare Engines.

         C. In the event credits are issued under Section II, such credits will be dedicated to the procurement of parts aimed at correction of the situations contributing to excess Delays and Cancellation. Accordingly, JetBlue and IAE will establish jointly the modifications or Parts to be selected, and JetBlue will incorporate the changes into Eligible Engines.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to JetBlue as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to JetBlue under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to JetBlue from IAE or any third-party, JetBlue may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                  EXHIBIT D-6

                       V2500 INFLIGHT SHUTDOWN GUARANTEE

                       V2500 INFLIGHT SHUTDOWN GUARANTEE

I        INTRODUCTION

         IAE assures JetBlue that by the end of the fifteen [****] period commencing with JetBlue's first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500 Engines, the cumulative Engine Inflight Shutdown Rate will not exceed a Guaranteed Rate of [****] per 1000 Eligible Engine flight hours. Under this Guarantee, if the cumulative Eligible Inflight Shutdown Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit JetBlue's account with IAE an amount of [****] U.S. Dollars for each Eligible Inflight Shutdown determined to have been in excess of the Guaranteed Rate.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

                  The Period of Guarantee will start on the date JetBlue initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] years from that date.

         B.       ELIGIBLE ENGINES

                  The Engines that will be Eligible under this Guarantee shall be new Firm Aircraft and new Firm Spare Engines which are owned or operated by JetBlue during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that JetBlue or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for JetBlue

         C.       ELIGIBLE INFLIGHT SHUTDOWNS

                  Eligible Inflight Shutdowns shall comprise the inflight shutdown of an Eligible Engine during a scheduled revenue flight which is determined to have been caused by a Failure of a Part of such Engine. Multiple inflight shutdowns of the same Engine during the same flight leg for the same problem will be counted as one Eligible Inflight Shutdown. A subsequent inflight shutdown on a subsequent flight leg for the same problem because corrective action has not been taken will be excluded.

Page 24 of 43
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the Commission pursuant to a request for confidential treatment pursuant to
Rule 406 under the Securities Act of 1933, as amended.

         D.       REPORTING OF ELIGIBLE INFLIGHT SHUTDOWNS

                  Eligible Inflight Shutdowns shall be reported to IAE by JetBlue within thirty days after the date of such Inflight Shutdown using IAE Form IFSD Rev 1, July 95 together with such other information as may be needed to determine the Eligibility of the Inflight Shutdown. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Inflight Shutdown, supporting information will be furnished.

                  Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by JetBlue within thirty days after each month's end to IAE on IAE Form IFSD Rev 1, July 95 unless other procedures are established for the reporting of flight hours.

         E.       CREDIT ALLOWANCE CALCULATION

                  A credit of [****] U.S. Dollars will be granted by IAE for each Eligible Inflight Shutdown determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Inflight Shutdown records and Eligible Engine flight hour information have been reported to IAE.

                  Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against JetBlue's account with IAE. Credits and debits will be applied to JetBlue's account with IAE not later than thirty days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

                  The Credit Allowance = (AI - GI) x [****] U.S. Dollars

                  Where:

                  AI   =   Total Eligible Inflight Shutdowns during the period
                           of the calculation;

                  GI   =   ([****]/1,000) x total Engine flight hours
                           accumulated on Eligible Engines during the period of the calculation.

                  (NOTE:   GI will be rounded to the nearest whole number.)

Page 25 of 43
----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

III      DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines and Inflight Shutdowns excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV       SPECIFIC CONDITIONS

         A.       The Guaranteed Rate is predicated on the use by JetBlue of:

                  1.       An average flight cycle of no less than 1.9 hours;

                  2. Thrust levels which are derated an average of fifteen percent (15%) for Takeoff relative to full Takeoff ratings;

                  3. An average Aircraft utilization equal to or less than 3,800 flight hours per year;

                  4. An Aircraft and Engine delivery schedule in respect of the Firm Aircraft, Leased Aircraft and Firm Spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 3-DEG.- C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of operation by JetBlue of any Engine or any V2500 powered Aircraft subsequent to delivery to JetBlue, or (c) if JetBlue takes Option Aircraft or Option Spare Engines.

         C. In the event credits are issued under Section II, such credits will be dedicated to the procurement of Parts aimed at correction of the situations contributing to excess Inflight Shutdowns. Accordingly, JetBlue and IAE will establish jointly the modifications or Parts to be selected, and JetBlue will incorporate the changes into Eligible Engines.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to JetBlue as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to JetBlue under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to JetBlue from IAE or any third-party, JetBlue may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.



May 2001
Page 27 of 43

                                  EXHIBIT D-7

                   V2500 FUEL CONSUMPTION RETENTION GUARANTEE



May 2001
Page 28 of 43

                    V2500-A5 FUEL CONSUMPTION RETENTION GUARANTEE

I        INTRODUCTION

         IAE assures JetBlue that during the [****] year period commencing with JetBlue's first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500-A5 Engines, the fleet average cruise fuel consumption for Eligible Engines will not have increased by more than a Guaranteed Rate of [****]. Under this Guarantee, if the fleet average cruise fuel consumption for Eligible Engines exceeds the Guaranteed Rate at the end of the Guarantee Period, IAE will credit JetBlue's account with IAE an amount in respect of excess fuel consumed for that portion of the Period of the Guarantee that the Guarantee level has been exceeded.

II       GUARANTEE

         A.    PERIOD OF GUARANTEE

               The Period of Guarantee will start on the date JetBlue initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] years from that date.

         B.    ELIGIBLE ENGINES

               The Engines that will be Eligible under this Guarantee shall be new Firm Aircraft and new Firm Spare Engines which are owned or operated by JetBlue during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that JetBlue or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for JetBlue.

         C.    FUEL CONSUMPTION MEASUREMENT

               The inflight data required for administration of this Guarantee will be obtained by JetBlue during stable cruise conditions using ECM data recordings and the ECM II software available from IAE (requires the ECM sales order option from Airbus).

               Provided that:

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

               a) the fuel consumption data for any Eligible Engine on which the engine parameters indicate a possible malfunction (including associated Aircraft systems), other than normal gas path deterioration, that is subsequently confirmed by maintenance action will not be considered acceptable data, and

               b) data which is obviously inaccurate under normal engine monitoring practices will not be considered acceptable data; this type of data will be rejected unless JetBlue validity checks have established that Total Air Temperature, Fuel Flow Aircraft and Engine Bleed Systems and other Aircraft parameters are within normal operating ranges.

         D.    PERIODIC FLEET AVERAGE CRUISE FUEL CONSUMPTION DETERIORATION

               The Periodic Fleet Average Cruise Fuel Consumption
               Deterioration shall be the average of the Cruise Fuel Flow Deterioration for all installed Eligible Engines for a 30 day reporting period. This is to be reported to IAE every 30 days.

         E.    FLEET AVERAGE CRUISE FUEL CONSUMPTION DETERIORATION

               The Fleet Average Cruise Fuel Consumption Deterioration is the average of the Periodic Fleet Average Cruise Fuel Consumption Deterioration values for all 30 day periods during the Period of Calculation (cumulative from start of Period of Guarantee to end of the third, fifth, seventh, ninth, eleventh, thirteenth and fifteenth years).

         F.    OPERATIONAL DATA

               JetBlue shall provide the following data to IAE as indicated during the Period of the Guarantee:

               1. Total quantity of fuel consumed by Eligible Engines during the Period (U.S. Gallons), every thirty days.

               2. Average cost of fuel to JetBlue over the Period of Guarantee (U.S. Dollars per U.S. Gallon), every thirty days.

               3. Aircraft operating hours for each 30 day period during the Period of Guarantee

               4.    Engine maintenance action information, as requested.

               Alternatively;

               IAE is agreeable to the use of the Airbus performance model to estimate the total fuel consumption during the period of guarantee (using typical JetBlue V2500-A5 powered A320 family aircraft operating characteristics). Average cost of fuel to be agreed between IAE and JetBlue based on typical fuel costs in the appropriate area of operation during the period of guarantee. JetBlue shall notify IAE in writing of its selection prior to the end of the first settlement period.

         G.    EXCESS FUEL CONSUMPTION CREDIT CALCULATION

         If at the end of each Period of Calculation the Fleet Average Fuel Consumption Deterioration exceeds the Guaranteed Rate, IAE will grant JetBlue a credit in respect to excess fuel consumption calculated in accordance with the following formula:

         C = (D-GR)% YHF

         where:

               C  = the amount of the credit in U.S. dollars

               D  = the Fleet Average Fuel Consumption Deterioration (in
                    percent)

               GR = the Guaranteed Rate

               Y  = initial cruise fuel flow of new Eligible Engines expressed in U.S. gallons per hour to be established within 30 days of start of operation (per ECM II program)

               H  = the total of all flight hours flown by JetBlue's Eligible
                    Engines during that portion of the Period of Guarantee that the Guarantee level has been exceeded.

               F  = The average net cost to JetBlue in U.S. Dollars per U.S.
                    Gallon of aviation fuel consumed by JetBlue during the Period of Guarantee.

III      DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. In the case of conflict between the Definitions and General Conditions of the Service Policy and the terms and conditions of this Plan, this Plan shall govern.

IV       SPECIFIC CONDITIONS

         A.    The Guaranteed Rate is predicated on the use by JetBlue of:

               1.    An average flight cycle of no less than 1.9 hours;

               2. Thrust levels which are derated an average of fifteen percent (15%) for Takeoff relative to full Takeoff ratings;

               3. An average Aircraft utilization equal to or less than 3,800 flight hours per year;

               4. An Aircraft and Engine delivery schedule in respect of the Firm Aircraft, Leased Aircraft and Firm Spare Engines as described in the Contract to which this Guarantee is attached; and

               5. An average ambient temperature at Takeoff which is no greater than ISA + 3-DEG.- C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
               (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of operation by JetBlue of any Engine or any V2500 powered Aircraft subsequent to delivery to JetBlue, or (c) if JetBlue takes Option Aircraft or Option Spare Engines.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to JetBlue as a result of the failure of Eligible Engines to achieve the performance level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to JetBlue by IAE or any other source under any applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to JetBlue, JetBlue may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                   EXHIBIT D-8

                     V2500 EXHAUST GAS TEMPERATURE GUARANTEE

                    V2500 EXHAUST GAS TEMPERATURE GUARANTEE

I        INTRODUCTION

         IAE assures JetBlue that during the first [****] hours of operation of each V2500 Engine (including for purposes of this Guarantee, the Leased Aircraft), the maximum stabilized takeoff exhaust gas temperature will not exceed the Certified Limit. Under this Guarantee if it is confirmed that the Certified Limit has been exceeded, IAE will credit JetBlue's account with IAE in the amount of [****] USD. For the purpose of this Guarantee, the Certified Limit is exceeded if the Engine will not achieve the specified engine pressure ratio for takeoff thrust without exceeding the Certified Limit for its Exhaust Gas Temperature.

II       GUARANTEE

         A.       PERIOD OF GUARANTEE

                  The Period of Guarantee for each Eligible Engine will start on the date JetBlue initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by such Engine and will terminate [****] years from that date or upon the expiration of the first [****] hours of operation of such Engine, whichever is the sooner.

         B.       ELIGIBLE ENGINES

                  The Engines that will be Eligible under this Guarantee shall be new Firm Aircraft and new Firm Spare Engines which are owned or operated by JetBlue during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that JetBlue or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for JetBlue

         C.       RESTORATION OF INSTALLED ENGINE

                  If during the Period of Guarantee, the maximum stabilized takeoff exhaust gas temperature of an Eligible Engine installed in an Aircraft operated by JetBlue exceeds the Certified Limit, JetBlue shall undertake on-wing Engine maintenance recommended by IAE, with technical assistance provided by IAE, to restore the performance of that Engine.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         D.       CALIBRATION OF REMOVED ENGINE

                  If the performance of an installed Eligible Engine cannot be restored by the maintenance recommended under Section II, Paragraph C, JetBlue shall promptly remove such Engine from the Aircraft and dispatch it at its cost for calibration in an IAE designated test cell. If such calibration verifies that the exhaust gas temperature of the Engine is not in excess of the Certified Limit or it is established that any excess is due to causes which are excluded by the General Conditions in
                  Section III, then the cost of such test cell calibration and associated transportation will be borne by JetBlue.

         E.       CREDIT ALLOWANCE

                  A credit of [****] USD will be granted by IAE for each event not meeting the requirements set forth in Section I of this guarantee and as verified by Section II, Paragraph D above.

III      SPECIFIC CONDITIONS

         A.       The Guaranteed Rate is predicated on the use by JetBlue of:

                  1. An average flight cycle of no less than [****] hours;

                  2. Thrust levels which are derated an average of [****] for Takeoff relative to full Takeoff ratings;

                  3. An average Aircraft utilization equal to or less than [****] flight hours per year;

                  4. An Aircraft and Engine delivery schedule in respect of the Firm Aircraft, Leased Aircraft and Firm Spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 3 DEG. C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of operation by JetBlue of any Engine or any V2500 powered Aircraft subsequent to delivery to JetBlue, or (c) if JetBlue takes Option Aircraft or Option Spare Engines.

IV       DEFINITIONS AND GENERAL CONDITIONS

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to JetBlue as a result of the failure of Eligible Engines to achieve the performance level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to JetBlue under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to JetBlue from IAE or any third-party, JetBlue may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                   EXHIBIT D-9

                        V2500 MAINTENANCE COST GUARANTEE

                        V2500 MAINTENANCE COST GUARANTEE

I        INTRODUCTION

         IAE assures JetBlue that by the end of the [****] year period commencing with JetBlue's first commercial operation of Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by V2500 Engines, the cumulative cost of Eligible Maintenance for Eligible Engines will not, subject to escalation, exceed a Guaranteed Cost Rate of U.S. [****] per Eligible Engine flight hour. Under this Guarantee, if the cumulative cost per Eligible Engine flight hour for Eligible Maintenance of JetBlue's Engines over the Period of the Guarantee exceeds the escalated Guaranteed Cost Rate, IAE will credit JetBlue's account with IAE an amount of [****] of the excess.

II       GUARANTEE

         A.    PERIOD OF GUARANTEE

               The Period of Guarantee will start on the date JetBlue initiates commercial operation of its first Aircraft (including for purposes of this Guarantee, the Leased Aircraft) powered by Eligible Engines and will terminate [****] years from that date.

         B.    ELIGIBLE ENGINES

               The Engines that will be Eligible under this Guarantee shall be new Firm Aircraft and new Firm Spare Engines which are owned or operated by JetBlue during the Period of Guarantee and which have been acquired pursuant to the Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft, and shall also include for purposes of this Guarantee, the Leased Aircraft. The Engines shall remain Eligible provided that JetBlue or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for JetBlue

         C.    ELIGIBLE MAINTENANCE

               Eligible Maintenance shall comprise maintenance of Eligible Engines or Parts thereof required for the following reasons:

                  1.       a Failure of a Part in such Eligible Engines;

                  2. foreign object damage caused by the ingestion of birds, hailstones or runway gravel;

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  3. an Airworthiness Directive issued by the applicable Certification Authority;

                           and

                  4.       maintenance as recommended by IAE.

         D.       ELIGIBLE MAINTENANCE COSTS

                  Eligible Maintenance Costs shall comprise:

                  i) PARTS COSTS which shall comprise the costs to JetBlue of all Parts removed from Eligible Engines during Eligible Maintenance which are unfit for further service except Parts removed upon expiry of their Limited Life and vendor proprietary accessories and parts therein;

                  ii) LABOR COSTS which shall comprise direct shop labor man hours actually incurred during Eligible Maintenance valued at the labor rate established by IAE for JetBlue; and

                  iii) OUTSIDE SERVICES COSTS which shall comprise costs invoiced to JetBlue for Eligible Proprietary Repair Maintenance undertaken by outside contractors approved by IAE.

         E.       NET MAINTENANCE COST

                  Within thirty days following each anniversary of the commencement of the Period of Guarantee, JetBlue will report to IAE the Eligible Maintenance Costs incurred by JetBlue during the preceding year together with a statement of any contributions received from IAE or third parties towards such Eligible Maintenance Costs. Within the following sixty days, IAE and JetBlue will jointly calculate the Net Maintenance Cost for that year making appropriate reductions for contributions received by JetBlue from IAE and third parties and for disallowed costs incurred by JetBlue on maintenance undertaken contrary to IAE recommendations or at labor rates exceeding the warranty labor rate established by IAE or otherwise excluded from this Guarantee.

         F.       GUARANTEED MAINTENANCE COST

                  Within thirty days following each anniversary of the commencement of the Period of Guarantee, JetBlue will report to IAE the flight hours of Eligible Engines operated by JetBlue in the preceding year. Within the following sixty days, IAE and JetBlue will jointly calculate the

                  Guaranteed Maintenance Cost for JetBlue for that year using the following formula:

                           GMC = A x Escalated GCR

                           where:

                           A is the flight hours of Eligible Engines operated by JetBlue in that year;

                           Escalated GCR is the Escalated Guaranteed Cost Rate for that year;

                  and the Escalated Guaranteed Cost Rate for any year is calculated by determining the arithmetic average of the Guaranteed Cost Rates calculated for each month of that year using the IAE MCG Escalation Formula attached to this Contract as Appendix A for the base month of 1 January 2000.

         G.       ANNUAL STATEMENT

                  Within one hundred and twenty days following the second and each subsequent anniversary of the commencement of the Period of Guarantee, IAE will credit JetBlue's account with IAE an amount equal to [****] of the difference between the sum of the Net Maintenance Costs for each preceding year and the sum of the Guaranteed Maintenance Costs for each preceding year. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against JetBlue's account with IAE.

III      DEFINITIONS AND GENERAL CONDITIONS

         All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines and Engine Maintenance excluded by the General Conditions of the Policy shall be excluded from this Guarantee except that Engine Maintenance resulting from ingestion of birds, hailstones or runway gravel shall be included as Eligible under this Guarantee.

IV       SPECIFIC CONDITIONS

         A. The Guaranteed Cost Rate is predicated on the use by JetBlue of:

                  1.       An average flight cycle of no less than [****] hours;

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  2. Thrust levels which are derated an average of fifteen percent (15%) for Takeoff relative to full Takeoff ratings;

                  3. An average Aircraft utilization equal to or less than 3,800 flight hours per year;

                  4. An Aircraft and Engine delivery schedule in respect of the Firm Aircraft, Leased Aircraft and Firm Spare Engines as described in the Contract to which this Guarantee is attached; and

                  5. An average ambient temperature at Takeoff which is no greater than ISA + 3 DEG. C.

         B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee,
                  (a) a variation from the conditions upon which the Guaranteed Rate is predicated, or (b) a discontinuation of operation by JetBlue of any Engine or any V2500 powered Aircraft subsequent to delivery to JetBlue, or (c) if JetBlue takes Option Aircraft or Option Spare Engines.

         C. In the event credits are issued under Section II, Paragraph F, such credits will be dedicated to the procurement of parts aimed at correction of the situations contributing to excess Engine Maintenance Costs. Accordingly, JetBlue and IAE will establish jointly the modifications or Parts to be selected, and JetBlue will incorporate the changes into Eligible Engines.

V        EXCLUSION OF BENEFITS

         The intent of this Guarantee is to provide specified benefits to JetBlue as a result of the failure of Eligible Engines to achieve the maintenance cost level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to JetBlue under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to JetBlue from IAE or any third-party, JetBlue may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                   APPENDIX A

                             MCG ESCALATION FORMULA

1.       MSR for each month shall be calculated from MSRb as follows:
                                                   n
         MSR=MSRb([****] L + [****]M + [****]E )[****]
                         --        --        --
                         Lo        Mo        Eo

         Where:

         MSR and MSRb have the definitions given to them in the FHA;

         n    =   the number of months after the Base Month for which the
                  Maintenance Service Charge is being calculated.

         Lo   =   the "Average Hourly Earnings of Aircraft Engine and Engine
                  Parts Production Workers" SIC Code 3724 published by the
                  Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

         L    =   the "Average Hourly Earnings of Aircraft Engine and Engine
                  Parts Production Workers" SIC Code 3724 for the month preceding the month of delivery or other date of determination by four months.

         Mo   =   the "Producer Price Index, Code 10, for Metals and Metal
                  Products" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

         M    =   the "Producer Price Index, Code 10, for Metals and Metal
                  Products" for the month preceding the month of delivery or other date of determination by four months.

         Eo   =   the "Producer Price Index, Code 5, for Fuel and Related
                  Products and Power" published by the Bureau of Labor
                  Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

         E    =   the "Producer Price Index, Code 5, for Fuel and Related
                  Products and Power" for the month preceding the month of delivery or other date of determination by four months.

2.       The values of the factors [****] L and [****] M and [****] E
                                          --           --           --
                                          Lo           Mo           Eo


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3. If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

4. If the application of the above formula would result in a purchase price, which is lower than the unit base price, the unit base price shall be deemed to be the purchase price for such supplies.

[LOGO]

9 August 2001

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject: Side letter No. 7 to the V2500 General Terms of Sale Agreement between
         JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Ladies and Gentlemen:

We refer to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation ("JetBlue") and IAE International Aero Engines AG ("IAE") dated May 4, 1999 (the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Agreement.

This Side Letter No. 7 describes certain additional Purchased Item scheduling flexibility and payment terms.

1 The definition of "Aircraft" set forth in Clause 1.1 of the Contract is removed in its entirety and replaced by the following new
         Clause 1.1 as follows:

         "1.1 "Aircraft" shall mean (i) the thirty-three (33) new Airbus A320-200 aircraft each powered by V2527-A5 Propulsion Systems bearing Rank No. 1 through 34 in the delivery schedule attached as Exhibit B-1 hereto, but excluding the aircraft bearing Rank No. 18 (the "Firm First Deal Aircraft"), (ii) the thirty-one (31) new Airbus A320-200 aircraft each powered by V2527-A5 Propulsion Systems bearing Rank No. 35 through 64 in the delivery schedule attached as Exhibit B-1 hereto, but including the aircraft bearing Rank No. 18 (the "Firm Second Deal Aircraft; together with the Firm First Deal Aircraft, the "Firm Aircraft"), (iii) JetBlue's option to purchase thirty
                  (30) new Airbus A320 family aircraft each powered by V2500-A5 Propulsion Systems (the "Option A320 Aircraft"), and (iv) and reserve options to purchase twenty-nine (29) new Airbus A320 family aircraft each powered by V2500-A5 Propulsion Systems (the "Reserve Option Aircraft;" together with the Option A320 Aircraft, the

            "Option Aircraft"), all for delivery as set forth in Exhibit B-1 to this Contract."

2. Exhibit B-1 to the Contract is removed in its entirety and replaced by new Exhibit B-1 attached hereto.

Except as expressly amended by this Side Letter No. 7 all provisions of the Contract remain in full force and effect.

Very truly yours,                       Agreed to and Accepted on behalf of
IAE International Aero Engines AG       JetBlue Airways Corporation


/s/ Michael P. Field                    /s/ [ILLEGIBLE]
-------------------------------------   ----------------------------------------
Name                                    Name

                                                     VICE PRESIDENT
-------------------------------------   ----------------------------------------
Title                                   Title

          MICHAEL P. FIELD                          AUGUST 8th, 2001
       SENIOR VICE PRESIDENT            ----------------------------------------
      SALES & CUSTOMER SUPPORT          Date
   INTERNATIONAL AERO ENGINES AG

               8/9/01
-------------------------------------
Date



August 2001
Page 2 of 5

                                   EXHIBIT B-1

                           AIRCRAFT DELIVERY SCHEDULES

                                As of August 2001

RANK NO.          AIRCRAFT               DELIVERY
--------          --------               --------
No. 1             Firm Aircraft          [****] 2000
No. 2             Firm Aircraft          [****] 2000
No. 3             Firm Aircraft          [****] 2000
No. 4             Firm Aircraft          [****] 2000
No. 5             Firm Aircraft          [****] 2000
No. 6             Firm Aircraft          [****] 2000
No. 7             Firm Aircraft          [****] 2001
No. 8             Firm Aircraft          [****] 2001
No. 9             Firm Aircraft          [****] 2001
No. 10            Firm Aircraft          [****] 2001
No. 11            Firm Aircraft          [****] 2001
No. 12            Firm Aircraft          [****] 2001
No. 13            Firm Aircraft          [****] 2001
No. 14            Firm Aircraft          [****] 2002
No. 15            Firm Aircraft          [****] 2002
No. 16            Firm Aircraft          [****] 2002
No. 17            Firm Aircraft          [****] 2002
No. 18            Firm Aircraft*         [****] 2002
No. 19            Firm Aircraft          [****] 2002
No. 20            Firm Aircraft          [****] 2002
No. 21            Firm Aircraft          [****] 2002
No. 22            Firm Aircraft          [****] 2002
No. 23            Firm Aircraft          [****] 2002
No. 24            Firm Aircraft          [****] 2002
No. 25            Firm Aircraft          [****] 2003
No. 26            Firm Aircraft          [****] 2003
No. 27            Firm Aircraft          [****] 2003
No. 28            Firm Aircraft          [****] 2003
No. 29            Firm Aircraft          [****] 2003
No. 30            Firm Aircraft          [****] 2003
No. 31            Firm Aircraft          [****] 2003
No. 32            Firm Aircraft          [****] 2003
No. 33            Firm Aircraft          [****] 2003
No. 34            Firm Aircraft          [****] 2004
No. 35            Firm Aircraft*         [****] 2004
No. 36            Firm Aircraft*         [****] 2004
No. 37            Firm Aircraft*         [****] 2004
No. 38            Firm Aircraft*         [****] 2004
No. 39            Firm Aircraft*         [****] 2004


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to
Rule 406 under the Securities Act of 1933, as amended.

Page 3 of 5



No. 40            Firm Aircraft*         [****] 2004
No. 41            Firm Aircraft*         [****] 2004
No. 42            Firm Aircraft*         [****] 2004
No. 43            Firm Aircraft*         [****] 2004
No. 44            Firm Aircraft*         [****] 2004
No. 45            Firm Aircraft*         [****] 2005
No. 46            Firm Aircraft*         [****] 2005
No. 47            Firm Aircraft*         [****] 2005
No. 48            Firm Aircraft*         [****] 2005
No. 49            Firm Aircraft*         [****] 2005
No. 50            Firm Aircraft*         [****] 2005
No. 51            Firm Aircraft*         [****] 2005
No. 52            Firm Aircraft*         [****] 2005
No. 53            Firm Aircraft*         [****] 2005
No. 54            Firm Aircraft*         [****] 2005
No. 55            Firm Aircraft*         [****] 2006
No. 56            Firm Aircraft*         [****] 2006
NO. 57            Firm Aircraft*         [****] 2006
No. 58            Firm Aircraft*         [****] 2006
No. 59            Firm Aircraft*         [****] 2006
No. 60            Firm Aircraft*         [****] 2007
No. 61            Firm Aircraft*         [****] 2007
No. 62            Firm Aircraft*         [****] 2007
No. 63            Firm Aircraft*         [****] 2007
No. 64            Firm Aircraft*         [****] 2007

*Firm Second Deal Aircraft

OPTION AIRCRAFT
---------------
No. 65            Option Aircraft        [****] 2004
No. 66            Option Aircraft        [****] 2004
No. 67            Option Aircraft        [****] 2004
No. 68            Option Aircraft        [****] 2004
No. 68            Option Aircraft        [****] 2005
No. 69            Option Aircraft        [****] 2005
No. 70            Option Aircraft        [****] 2006
No. 71            Option Aircraft        [****] 2006
No. 72            Option Aircraft        [****] 2006
No. 73            Option Aircraft        [****] 2006
No. 74            Option Aircraft        [****] 2006
No. 75            Option Aircraft        [****] 2006
No. 76            Option Aircraft        [****] 2006
No. 77            Option Aircraft        [****] 2007
No. 78            Option Aircraft        [****] 2007
No. 79            Option Aircraft        [****] 2007
No. 80            Option Aircraft        [****] 2007


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to
Rule 406 under the Securities Act of 1933, as amended.

Page 4 of 5





No. 81            Option Aircraft        [****] 2007
No. 82            Option Aircraft        [****] 2007
No. 83            Option Aircraft        [****] 2007
No. 84            Option Aircraft        [****] 2008
No. 85            Option Aircraft        [****] 2008
No. 86            Option Aircraft        [****] 2008
No. 87            Option Aircraft        [****] 2008
No. 88            Option Aircraft        [****] 2008
No. 89            Option Aircraft        [****] 2008
No. 90            Option Aircraft        [****] 2008
No. 91            Option Aircraft        [****] 2008
No. 92            Option Aircraft        [****] 2008
No. 93            Option Aircraft        [****] 2008


Under the terms of its purchase agreement with Airbus for the Aircraft, JetBlue has the right to receive delivery positions for Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder) equal to the number of Option Aircraft as to which JetBlue has exercised its option purchase rights. Airbus has granted JetBlue conversion rights for each of the twenty-nine (29) Option Aircraft and Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder) from A320 Aircraft to the A321-200 or A319 aircraft type on twenty-one months notice to Airbus. No dates are specified for delivery of these Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder). Such delivery dates will be determined at the time options are exercised by JetBlue.

      LEASED AIRCRAFT
                 YEAR        NUMBER      DELIVERY PERIOD
                 ----        ------      ---------------
                 1999           1        (1) [****]
                 2000           3        (1) [****], (1) [****], (1) [****]
                 2001           4        (1) [****], (2) [****], (1) [****]
                 2003           1        (1) [****]
                TOTAL           9        All but the last of the leased aircraft
                                         have been delivered


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                   [LETTERHEAD OF INTERNATIONAL AERO ENGINES]

31 October 2001

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject: Side letter No. 8 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Ladies and Gentlemen:

We refer to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation ("JetBlue") and IAE International Aero Engines AG ("IAE") dated May 4, 1999 (the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Agreement.

This Side Letter No. 8 provides flexibility to JetBlue on the payment terms for certain Purchased Item and sets forth terms and conditions for advancing certain Fleet Introductory Credits to JetBlue.

1.    PREDELIVERY PAYMENT DEFERRALS

      IAE hereby agrees to allow JetBlue to defer two (2) pre-delivery deposit payments due to be paid to IAE in [****] 2001 for Purchased Items numbers 5 and 6 scheduled for delivery in [****] 2002 and [****] 2003, respectively, as follows:

      (i) that certain deposit of [****] percent ([****]%) of the Estimated Purchase Price, in the amount of U.S.$[****], which is to be paid to IAE [****] months before the scheduled delivery of Purchased Item No. 5 (the "[****] Month PDP Amount"), and

      (ii) that certain deposit of [****] percent ([****]%) of the Estimated Purchase Price, in the amount of U.S.$[****], which is to be paid to IAE [****] months before the scheduled delivery of Purchased Item No.


--------------------------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

            6 (the "[****] Month PDP Amount," together with the [****] Month PDP Amount, the "PDP Amounts"),

      shall now in each case be due and payable to IAE in [****] 2002 at the time of the scheduled delivery of Purchased Item No. 4, or should such Purchased Item not be delivered in [****] as scheduled, no later than the last business day of [****] 2002.

2.    ADVANCED FLEET INTRODUCTORY CREDITS

      IAE agrees to advance certain Fleet Introductory Credits to JetBlue as follows:

      (i) with respect to the Aircraft ranked Nos. 11, 12 and 13, which are scheduled for delivery on [****] 2001, [****] 2001 and [****]
            2001, respectively (the "Credit Advance Aircraft"), IAE will advance to JetBlue, in addition to the credits already to be provided under the Agreement, an additional credit amount with each one of these three (3) aircraft only, which is equal (the "FIA Credits") to the following: [****]

      JetBlue agrees to that the total amount of such FIA Credits shall be repaid to IAE as follows:

      (ii) commencing with Aircraft No. 14 onwards, IAE shall automatically reduce the credit to be provided by IAE on delivery of each aircraft at a fixed rate of U.S.$[****] per Aircraft at the time of delivery of the Aircraft to JetBlue until the total amount of the FIA Credits advanced to JetBlue under this Side Letter No. 8 has been repaid in full to IAE (the "Repayment Aircraft"); PROVIDED, HOWEVER, that with respect to Aircraft No. 18 only, which is scheduled to be delivered in [****] 2002, IAE shall automatically reduce the credit to be provided by IAE on delivery of such aircraft by an amount equal to the following: [****]


--------------------------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

            [****]

      JetBlue and IAE hereby agree that if JetBlue fails to take delivery of a Credit Advance Aircraft or any Repayment Aircraft, or informs IAE or Airbus, or IAE in its sole discretion determines, that it will not take delivery, of any or all of such Aircraft and spare engines it has firmly committed to IAE to purchase, then IAE will immediately cease advancing any more FIA Credits to JetBlue and JetBlue will promptly pay to IAE the PDP Amounts and any FIA Credits already advanced to JetBlue. In addition, if:

      (a) The present ownership of JetBlue, or a portion thereof which is greater than 50 percent of the present ownership is transferred to a third party, or there has been a change in the beneficial ownership of the total voting power of all classes of stock then outstanding which are normally entitled to vote in the election of JetBlue's directors. If JetBlue can demonstrate to the satisfaction of IAE that the surviving company resulting from the transfer is at least as credit worthy as JetBlue prior to such transfer then IAE will waive its rights under this Paragraph (a).

      (b) JetBlue falls to make payment of any indebtedness for borrowed money which, in the aggregate, is greater than U.S.$[****] (or its equivalent in other currencies) when due (subject to any applicable period of grace) or any default or event of default occurs which causes such indebtedness to become, or to permit any person to declare the same, due prior to its normal maturity and such person has not waived its right to declare the same due.

      (c) JetBlue commences any case, proceeding or other action with respect to JetBlue or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations.

      (d) JetBlue seeks the appointment of a receiver, trustee, custodian or other similar official for JetBlue for all or substantially all of its assets, or JetBlue makes a general assignment for the benefit of its creditors.

      (e) JetBlue otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (c) or (d) which remains unstayed, undismissed or undischarged for a period of sixty (60) days.


--------------------------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      (f) An action is commenced against JetBlue seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

      (g) In the opinion of IAE, a material adverse change has occurred with respect to the financial condition or operations of JetBlue since the date of this side letter.

      then, in the event that any of the conditions listed in the above paragraphs (a) through (g) occur, JetBlue will no longer receive any FIA Credits. JetBlue will instead immediately pay IAE in immediately available funds all PDP Amounts and FIA Credit Amounts already advanced together with interest on the late payment of any such amounts at [****] ([****]%), such rate to be determined as of the date that the original payments were due. An interest penalty for late payment will be applied from the date such PDP Amounts or FIA Credits were due to be paid to IAE until the date that IAE receives payment therefor.

3.    SETTLEMENT OF CLAIM

      JetBlue hereby agrees that in consideration of the cost to IAE, including the cost of money, in providing pre-delivery payment deferrals and FIA Credits to JetBlue, that JetBlue agrees that the IAE commitments hereunder are full and final settlement for any and all JetBlue claims arising from the late delivery by IAE to JetBlue of that certain V2500-A5 spare engine bearing serial number V11033.

Except as expressly amended by this Side Letter No. 8 all provisions of the Agreement remain in full force and effect.

Very truly yours,                            Agreed to and Accepted on behalf of
IAE International Aero Engines AG            JetBlue Airways Corporation


     /s/ ILLEGIBLE                               /s/ T.E. Anderson
---------------------------------            -----------------------------------
Name                                         Name

       VP Finance & CFO                               VICE PRESIDENT
---------------------------------            -----------------------------------
Title                                        Title

       November 2, 2001                              NOVEMBER 2, 2001
---------------------------------            -----------------------------------
Date                                         Date


--------------------------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                   [Letterhead of International Aero Engines]

December 31, 2001

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject: Side Letter No. 9 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Dear Tom:

We refer to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation ("JetBlue") and IAE International Aero Engines AG ("IAE") dated May 4, 1999 (the "Contract"). Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Agreement.

This Side Letter No. 9, entered into as of December 31, 2001, details JetBlue's purchase of additional V2500-A5 powered A320 aircraft and expands IAE's financial support for certain Firm Aircraft.

1.    PURCHASE OF ADDITIONAL AIRCRAFT

      a. JetBlue hereby makes the firm and irrevocable election to exercise purchase rights for an additional ten (10) A320-200 aircraft each powered by V2527-A5 Propulsion Systems for delivery as set forth in the Exhibit B-1 to this Side Letter (the "Firm Third Deal Aircraft"),

      b. The definition of "Aircraft" set forth in Clause 1.1 of the Contract is removed in its entirety and replaced by the following new Clause 1.1:

      "1.1 "Aircraft" shall mean (i) the thirty-three (33) new Airbus A320-200 aircraft each powered by V2527-A5 Propulsion Systems bearing Rank No. 1 through 40 in the delivery schedule attached as Exhibit B-1 hereto, but excluding the aircraft bearing Rank Numbers 18, 23, 26, 28, 30, 33, and 39 (the "Firm First Deal Aircraft"), (ii) the thirty-one (31) new Airbus A320-200 aircraft each powered by V2527-A5 Propulsion Systems bearing Rank No. 42 through 74 in the delivery schedule attached as Exhibit B-1 hereto, including the aircraft bearing Rank No. 18 (the "Firm Second Deal Aircraft"), but excluding the aircraft bearing Rank Numbers 41, 44, 63, and 64, (iii) the ten (10) new Airbus A320-200 aircraft each powered by V2527-A5 Propulsion Systems bearing Rank Numbers 23, 26, 28, 30, 33, 39, 41, 44, 63, and 64
            respectively (the "Firm Third Deal Aircraft"), (iv) JetBlue's option to purchase thirty (30) new Airbus A320 family aircraft each powered by V2500-A5 Propulsion Systems (the "Option A320 Aircraft"), and (v) and reserve options to purchase nineteen (19) new Airbus A320 family aircraft each powered by V2500-A5 Propulsion Systems (the "Reserve Option Aircraft;" together with the Option A320 Aircraft, the "Option Aircraft"), all for delivery as set forth in Exhibit B-1 to this Contract. The Firm First Deal Aircraft, Firm Second Deal Aircraft and Firm Third Deal Aircraft are together referred to as the "Firm Aircraft".

      c. Exhibit B-1 to the Contract is removed in its entirety and replaced by new Exhibit B-1 attached hereto.

2.    FLEET EXPANSION ASSISTANCE FOR FIRM THIRD DEAL AIRCRAFT

      a. To assist JetBlue with the expansion of its V2527-A5 powered A320 family fleet, IAE will issue a credit to JetBlue's account with IAE in the amount of U.S.$[****] per aircraft for each of the Firm Third Deal Aircraft.

      b. Each such credit will be issued upon delivery to and acceptance by JetBlue of the corresponding Firm Third Deal Aircraft.

      c. Furthermore, each such credit shall be escalated using the IAE Escalation formula set forth in Exhibit B-2 to the Contract from a base month of [****], to the earlier of: (a) the scheduled delivery set forth in Exhibit B-1 to the Contract of the corresponding Firm Third Deal Aircraft; or (b) the actual delivery date of the corresponding Firm Third Deal Aircraft.

      d. Each such credit described in Clause 2 may be used by JetBlue towards the purchase of V2500 Spare Parts, tooling and services from IAE, but unless JetBlue provides written notice to IAE at least ninety (90) days prior to delivery of each applicable Firm Third Deal Aircraft, the total amount of such credit available for such Aircraft shall be assigned to the Aircraft Manufacturer to be applied toward the payment for the Propulsion Systems for such Firm Third Deal Aircraft.

--------------------------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      e. In the event any credit, or portion thereof, under this Clause 2 is assigned to the Aircraft Manufacturer, JetBlue acknowledges that the credit shall nor vest in the Aircraft Manufacturer until delivery to and acceptance by JetBlue of the respective Firm Third Deal Aircraft.

3.    ADDITIONAL FINANCIAL SUPPORT

      a. In consideration of JetBlue's exercise of purchase rights for the Firm Third Deal Aircraft, IAE is pleased to provide advanced credits to JetBlue. These additional credits will be paid at the delivery of each of the Firm First Deal Aircraft listed in Exhibit A-1 to this Side Letter No. 9.

      b. The amount of the credit (the "Third Deal Advanced Credits") for each of the Firm First Deal Aircraft listed in Exhibit A-l to this Side Letter No. 9 will be an additional credit amount which is equal to the following: [****]

      c. Each of the Third Deal Advanced Credits will be issued upon delivery to end acceptance by Jet Blue of the corresponding Firm First Deal Aircraft.

      d. Each such Third Deal Advanced Credits described may be used by JetBlue towards the purchase of V2500 Spare Parts, tooling and services from IAE, but unless JetBlue provides written notice to IAE at least ninety (90) days prior to delivery of each applicable Firm First Deal Aircraft, the total amount of such credit available for such Firm First Deal Aircraft shall be assigned to the Aircraft Manufacturer to be applied toward the payment for the Propulsion Systems for such Firm First Deal Aircraft.

4.    SPARE ENGINE PURCHASE

      a. Clause 2.2.2 of the Contract is removed in its entirety and replaced by the following new Clause 2.2.2 as follows:

      "2.2.2 JetBlue hereby places a firm and unconditional order with IAE for the purchase of a minimum of twelve (12) new V2527-A5 spare Engines (the

--------------------------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

              "Firm Spare Engines") for delivery according to the schedule set forth in Exhibit B-2 to this Contract."

      b. Section 3 to Side Letter No. 1 to the Contract is replaced in its entirety by new Section 3 as follows:

      "3.     SPARE ENGINE ASSISTANCE CREDIT

      3.1 To assist JetBlue in its purchase from IAE of new spare V2500 Engines to support the JetBlue Aircraft, IAE will issue to JetBlue's account with IAE a credit in an amount equal to [****] percent ([****]%) of the Basic Contract Price of the Firm Spare Engines or Option Spare Engines, as the case may be, delivered in accordance with the schedule set forth in Exhibit B-2 to the Contract.

      3.2 Each such credit amount, escalated from the base month of [****] in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to the Contract, will be escalated to the earlier of scheduled or actual delivery date of the corresponding Firm or Option Spare Engine. Each such credit may be used by JetBlue toward the final payment for the corresponding Firm or Option Spare Engine or for the purchase of V2500 spare parts from IAE.

              3.2.1 In the event of an inexcusable delay of the delivery of such spare engine caused solely by IAE, the credit amounts shall be escalated to the actual delivery date of the corresponding Firm or Option Spare Engine.

      3.3 Each such credit will be issued upon the delivery to and acceptance by JetBlue of the corresponding spare Engine. Acceptance by JetBlue of this credit from IAE shall be deemed for this Contract confirmation of JetBlue's acceptance of the corresponding spare Engine.

      3.4 IAE agrees to make reasonable efforts to effect delivery of the Purchased Items under Clause 2.5.1 Ex-Works (INCOTERMS 1990) Connecticut, U.S.A."

5.    CREDIT AVAILABILITY AND REIMBURSEMENT

      a. JetBlue and IAE hereby agree that if JetBlue fails to take scheduled delivery of any Firm Aircraft or informs IAE or Airbus, or IAE in its sole discretion determines, that it will not take scheduled delivery, of any or all of such Aircraft, then IAE will promptly discontinue the issuance of the Third Deal Advanced Credits to JetBlue and JetBlue will promptly repay to IAE (i) all FIA Credits (as such advanced credits are defined in Side Letter No. 8) not yet

--------------------------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

              repaid according to the terms of Side Letter No. 8 and (ii) all Third Deal Advanced Credits already paid to JetBlue, subject to the limitations in 5.b. below, with interest as set forth herein. Scheduled delivery is herein defined as delivery in accordance with the delivery schedule attached as Exhibit B-1 to this Side Letter No. 9. In addition, if:

                  (i) The present ownership of JetBlue, or a portion thereof which is greater than 50 percent of the present ownership is transferred to a third party, or there has been a change in the beneficial ownership of the total voting power of all classes of stock then outstanding which are normally entitled to vote in the election of JetBlue's directors. If JetBlue can demonstrate to the satisfaction of IAE that the surviving company resulting from the transfer is at least as credit worthy as JetBlue prior to such transfer then IAE will waive its rights under this Paragraph (i).

                  (ii) JetBlue fails to make payment of any indebtedness for borrowed money which, in the aggregate, is greater than U.S.$[****] (or its equivalent in other currencies) when due (subject to any applicable period of grace) or any default or event of default occurs which causes such indebtedness to become, or to permit any person to declare the same, due prior to its normally maturity and such person has not waived its right to declare the same due.

                  (iii) JetBlue commences any case, proceeding or other action with respect to JetBlue or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations.

                  (iv) JetBlue seeks the appointment of a receiver, trustee, custodian, or other similar official for JetBlue for all or substantially all of its assets, or JetBlue makes a general assignment for the benefit or its creditors.

                  (v) JetBlue otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (iii) or (iv) which remains unstayed, undismissed or undischarged for a period of sixty (60) days.

                  (vi) An action is commenced against JetBlue seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

--------------------------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  (vii) In the opinion of IAE, a material adverse change has occurred with respect to the financial condition or operations of JetBlue since the date of this side letter.

                  Then, in the event that any of the conditions listed in the above paragraphs (i) through (vii) occur, JetBlue will no longer receive: 1) any Third Deal Advanced Credits as described in this Side Letter. JetBlue will instead immediately pay IAE in immediately available funds (i) all FIA Credit amounts already advanced and not yet repaid, and (ii) all Third Deal Advanced Credits, subject to the limitations in 5.b. below, together with interest on the late payment of any such amounts at [****] ([****]%), such rate to be determined as of the date that the original payments were due. An interest penalty for late payment will be applied from the date such FIA Credits (as such advanced credits are defined in Side Letter No. 8) or Third Deal Advanced Credits were due to be paid to IAE until the date that IAE receives payment therfor.

            b. In the event that the repayment of the Third Deal Advanced Credits is triggered pursuant to the foregoing Clause 5.a., the amount of Third Deal Advanced Credits not requiring repayment to IAE is based upon the ratio of Third Deal Aircraft delivered in accordance with the schedule in Exhibit B-1 to the number of Third Deal Aircraft firmly ordered by JetBlue. Such ratio will be calculated at the time the repayment is triggered as provided above. So, for example, if at the time repayment is triggered, JetBlue has taken delivery of [****] out of the ten (10) firmly ordered Third Deal Aircraft, JetBlue will be required to repay IAE [****] ([****]%), with interest as provided above, of the Third Deal Advance Credits provided to JetBlue.

Except as expressly amended by this Side Letter No. 9 all provisions of the Contract remain in full force and effect.

Very truly yours,                           Agreed to and Accepted on behalf of:
IAE International Aero Engines AG           JetBlue Airways Corporation


      /s/ ILLEGIBLE                              /s/ T.E. Anderson
----------------------------------          ------------------------------------
Name                                        Name

        TREASURER                                   VICE PRESIDENT
----------------------------------          ------------------------------------
Title                                       Title

         1/8/02                                         1/8/02
----------------------------------          ------------------------------------
Date                                        Date



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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                   EXHIBIT A-1

         FIRM AIRCRAFT ELIGIBLE FOR APPLICATION OF THIRD DEAL ADVANCED
                                     CREDIT

RANK NO.       AIRCRAFT                      DELIVERY
No. 14         Firm Aircraft                 [****] 2002
No. 15         Firm Aircraft                 [****] 2002
No. 16         Firm Aircraft                 [****] 2002
No. 17         Firm Aircraft                 [****] 2002
No. 19         Firm Aircraft                 [****] 2002
No. 20         Firm Aircraft                 [****] 2002
No. 21         Firm Aircraft                 [****] 2002
No. 22         Firm Aircraft                 [****] 2002
No. 24         Firm Aircraft                 [****] 2002
No. 25         Firm Aircraft                 [****] 2002
No. 27         Firm Aircraft                 [****] 2003
No. 29         Firm Aircraft                 [****] 2003
No. 31         Firm Aircraft                 [****] 2003
No. 32         Firm Aircraft                 [****] 2003
No. 34         Firm Aircraft                 [****] 2003
No. 35         Firm Aircraft                 [****] 2003
No. 36         Firm Aircraft                 [****] 2003
No. 37         Firm Aircraft                 [****] 2003
No. 38         Firm Aircraft                 [****] 2003
No. 40         Firm Aircraft                 [****] 2004



Page 7 of 14

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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                  EXHIBIT B-1

                          AIRCRAFT DELIVERY SCHEDULES

                               As of December 2001

RANK NO.       AIRCRAFT                      DELIVERY
No. 1          Firm Aircraft                 [****] 2000
No. 2          Firm Aircraft                 [****] 2000
No. 3          Firm Aircraft                 [****] 2000
No. 4          Firm Aircraft                 [****] 2000
No. 5          Firm Aircraft                 [****] 2000
No. 6          Firm Aircraft                 [****] 2000
No. 7          Firm Aircraft                 [****] 2001
No. 8          Firm Aircraft                 [****] 2001
No. 9          Firm Aircraft                 [****] 2001
No. 10         Firm Aircraft                 [****] 2001
No. 11         Firm Aircraft                 [****] 2001
No. 12         Firm Aircraft                 [****] 2001
No. 13         Firm Aircraft                 [****] 2001
No. 14         Firm Aircraft                 [****] 2002
No. 15         Firm Aircraft                 [****] 2002
No. 16         Firm Aircraft                 [****] 2002
No. 17         Firm Aircraft                 [****] 2002
No. 18         Firm Aircraft*                [****] 2002
No. 19         Firm Aircraft                 [****] 2002
No. 20         Firm Aircraft                 [****] 2002
No. 21         Firm Aircraft                 [****] 2002
No. 22         Firm Aircraft                 [****] 2002
No. 23         Firm Aircraft**               [****] 2002
No. 24         Firm Aircraft                 [****] 2002
No. 25         Firm Aircraft                 [****] 2002
No. 26         Firm Aircraft**               [****] 2002
No. 27         Firm Aircraft                 [****] 2003
No. 28         Firm Aircraft**               [****] 2003
No. 29         Firm Aircraft                 [****] 2003
No. 30         Firm Aircraft**               [****] 2003
No. 31         Firm Aircraft                 [****] 2003
No. 32         Firm Aircraft                 [****] 2003
No. 33         Firm Aircraft**               [****] 2003
No. 34         Firm Aircraft                 [****] 2003
No. 35         Firm Aircraft                 [****] 2003
No. 36         Firm Aircraft                 [****] 2003
No. 37         Firm Aircraft                 [****] 2003



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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

No. 38         Firm Aircraft                 [****] 2003
No. 39         Firm Aircraft**               [****] 2003
No. 40         Firm Aircraft                 [****] 2004
No. 41         Firm Aircraft**               [****] 2004
No. 42         Firm Aircraft*                [****] 2004
No. 43         Firm Aircraft*                [****] 2004
No. 44         Firm Aircraft**               [****] 2004
No. 45         Firm Aircraft*                [****] 2004
No. 46         Firm Aircraft*                [****] 2004
No. 47         Firm Aircraft*                [****] 2004
No. 48         Firm Aircraft*                [****] 2004
No. 49         Firm Aircraft*                [****] 2004
No. 50         Firm Aircraft*                [****] 2004
No. 51         Firm Aircraft*                [****] 2004
No. 52         Firm Aircraft*                [****] 2004
No. 53         Firm Aircraft*                [****] 2005
No. 54         Firm Aircraft*                [****] 2005
No. 55         Firm Aircraft*                [****] 2005
No. 56         Firm Aircraft*                [****] 2005
No. 57         Firm Aircraft*                [****] 2005
No. 58         Firm Aircraft*                [****] 2005
No. 59         Firm Aircraft*                [****] 2005
No. 60         Firm Aircraft*                [****] 2005
No. 61         Firm Aircraft*                [****] 2005
No. 62         Firm Aircraft*                [****] 2005
No. 63         Firm Aircraft**               [****] 2005
No. 64         Firm Aircraft**               [****] 2005
No. 65         Firm Aircraft*                [****] 2006
No. 66         Firm Aircraft*                [****] 2006
No. 67         Firm Aircraft*                [****] 2006
No. 68         Firm Aircraft*                [****] 2006
No. 69         Firm Aircraft*                [****] 2006
No. 70         Firm Aircraft*                [****] 2007
No. 71         Firm Aircraft*                [****] 2007
No. 72         Firm Aircraft*                [****] 2007
No. 73         Firm Aircraft*                [****] 2007
No. 74         Firm Aircraft*                [****] 2007

*Firm Second Deal Aircraft
**Firm Third Deal Aircraft



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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

OPTION AIRCRAFT

No. 75         Option Aircraft               [****] 2004
No. 76         Option Aircraft               [****] 2006
No. 77         Option Aircraft               [****] 2006
No. 78         Option Aircraft               [****] 2006
No. 79         Option Aircraft               [****] 2006
No. 80         Option Aircraft               [****] 2006
No. 81         Option Aircraft               [****] 2006
No. 82         Option Aircraft               [****] 2006
No. 83         Option Aircraft               [****] 2007
No. 84         Option Aircraft               [****] 2007
No. 85         Option Aircraft               [****] 2007
No. 86         Option Aircraft               [****] 2007
No. 87         Option Aircraft               [****] 2007
No. 88         Option Aircraft               [****] 2007
No. 89         Option Aircraft               [****] 2007
No. 90         Option Aircraft               [****] 2008
No. 91         Option Aircraft               [****] 2008
No. 92         Option Aircraft               [****] 2008
No. 93         Option Aircraft               [****] 2008
No. 94         Option Aircraft               [****] 2008
No. 95         Option Aircraft               [****] 2008
No. 96         Option Aircraft               [****] 2008
No. 97         Option Aircraft               [****] 2008
No. 98         Option Aircraft               [****] 2008
No. 99         Option Aircraft               [****] 2008
No. 100        Option Aircraft               [****] 2009
No. 101        Option Aircraft               [****] 2009
No. 102        Option Aircraft               [****] 2009
No. 103        Option Aircraft               [****] 2009
No. 104        Option Aircraft               [****] 2009

Under the terms of its purchase agreement with Airbus for the Aircraft, JetBlue has the right to receive delivery positions for Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder) equal to the number of Option Aircraft as to which JetBlue has exercised its option purchase rights. Airbus has granted JetBlue conversion rights for each of the nineteen (19) Option Aircraft and Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder) from A320 Aircraft to the A321-200 or A319 aircraft type on twenty-one months notice to Airbus. No dates are specified for delivery of these Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder). Such delivery dares will be determined at the time options are exercised by JetBlue.



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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

LEASED AIRCRAFT

             YEAR         NUMBER       DELIVERY PERIOD
             ----         ------       ---------------
             1999           1          (1) [****]
             2000           3          (1) [****], (1) [****], (1) [****]
             2001           4          (1) [****], (2) [****], (1) [****]
             2003           1          (1) [****]
            TOTAL           9          All but the last of the leased aircraft
                                       have been delivered



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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                  EXHIBIT B-2

                            PURCHASED ITEMS, PRICE,

                        ESCALATION FORMULA AND DELIVERY

                              As of December 2001

                                      Basic Contract
  Rank          Purchased Item             Price        Qty.      Delivery Date
  No.                                  U.S. Dollars
                                     (January 1999)
--------------------------------------------------------------------------------
1          V2527-A5 spare Engine:      $[****]           1           [****]/99*
2          V2527-A5 spare Engine:      $[****]           1           [****]/00*
3          V2527-A5 spare Engine:      $[****]           1           [****]/01*
4          V2527-A5 spare Engine:      $[****]           1           [****]/02
5          V2527-A5 spare Engine:      $[****]           1           [****]/02
6          V2527-A5 spare Engine:      $[****]           1           [****]/03
7          V2527-A5 spare Engine:      $[****]           1           [****]/04
8          V2527-A5 spare Engine:      $[****]           1           [****]/05
9          V2527-A5 spare engine       $[****]           1           [****]/06
10         V2527-A5 spare Engine:      $[****]           1           [****]/06
11         V2527-A5 spare Engine:      $[****]           1           [****]/07
12         V2527-A5 spare Engine:      $[****]           1           [****]/08

           Option Spare Engines
           --------------------
           V2524-A5 spare Engine:     $[****]
           V2527-A5 spare Engine:     $[****]
           V2533-A5 spare Engine:     $[****]

* These spare Engines have been delivered to JetBlue.



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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                             IAE ESCALATION FORMULA

1. Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

      P = Pb ([****] L + [****] M + [****] E)
                   -        -       -
                   Lo       Mo      Eo

      Where:

      P = the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

      Pb = unit base price or other sum.

      Lo = the "Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers" SIC Code 3724 published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

      L = the "Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers" SIC Code 3724 for the month preceding the month of delivery or other date of determination by four months.

      Mo = the "Producer Price Index, Code 10, for Metals and Metal Products" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

      M = the "Producer Price Index, Code 10, for Metals and Metal Products" for the month preceding the month of delivery or other date of determination by four months.

      Eo = the "Producer Price Index, Code 5, for Fuel and Related Products and Power" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

      E = the "Producer Price Index, Code 5, for Fuel and Related Products and Power" for the month preceding the month of delivery or other date of determination by four months.


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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

2.    The values of the factors [****] L and [****] M and [****] E
                                     -          -          -
                                     Lo         Mo         Eo

      respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3. If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

4. The Basic Contract Prices contained in this Exhibit B are subject to escalation from a Base Month of January 1999 to the month of delivery using Lo, Mo and Eo values for September 1998.

5. If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.



Page 14 of 14

--------------------------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.